MFS[RegTM]/Sun Life Series Trust

SEMIANNUAL REPORT o June 30, 2000




Bond Series
Emerging Markets Equity Series
 (formerly MFS[RegTM]/Foreign & Colonial Emerging Markets Equity Series) Global Asset Allocation Series
Global Governments Series
Global Total Return Series
Government Securities Series
High Yield Series
International Growth and Income Series
Money Market Series
Strategic Income Series
Zero Coupon Series, Portfolio 2000
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MFS Original Research[RegTM]

Research has been central to investment management at MFS since 1932, when we created one of the first in-house research departments in the mutual fund industry. Original Research(SM) at
MFS is more than just crunching
numbers and creating economic
models: it's getting to know each
security and each company personally.

[Graphic; ORIGINAL RESEARCH MAKES A DIFFERENCE
          MFS(SM)]


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           NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
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Letter from the President

Dear Contract Owners,

I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. Volatility can be a good thing

We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. Invest for the long term

You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. Invest regularly

Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy units. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the unit cost fluctuates, you end up with an average unit cost to you that is lower than the average unit price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. Diversify

One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ C. James Prieur

C. James Prieur
President of the MFS[RegTM]/Sun Life Series Trust

July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.


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Letter from the President -- continued

(2) Source: Lipper Inc. Decade performance: '80s--12/31/79-12/31/89, '90s--12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. Past performance is no guarantee of future results.

Investments in variable annuities will fluctuate and may be worth more or less upon redemption.

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

Management Review and Outlook

Bond Series

For the six months ended June 30, 2000, the series provided a total return of 3.12%, which compares to a 2.24% return for the average corporate-debt "BBB"-rated portfolio tracked by Lipper Inc., an independent firm that reports performance. The series' return also compares to a 4.18% return over the same period for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index). The Lehman Index is an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of domestic corporations. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

The recent period was historically tumultuous for the investment-grade corporate bond market. Most of the problems were the result of company-specific issues. There also has been much less liquidity in the corporate market over the past few years, a residual effect of the credit problems that plagued corporate bonds starting in 1998 when Russia surprisingly defaulted on its debt obligations. Historically, "vulture" investors on Wall Street provided buyers for the debt issues of companies that hit a hard patch, but that hasn't been the case recently. In addition, the high-yield market has experienced net outflows, so there hasn't been capital available to absorb some of these credit problems from that traditional source.

The overall credit quality of the corporate market has been deteriorating as well. While we've seen stock price growth in the technology sector, companies there have been carrying very little debt. Elsewhere, despite strong economic growth in the United States, the stocks of many companies -- especially those in cyclical sectors -- have been distressed to the point where company managements have come under increasing pressure to enhance value for shareholders. Consequently, we have found that many have issued more debt to finance mergers and acquisitions or share buyback programs, which help the shareholder but hurt the bondholder. We think these kinds of moves have weakened many companies' credit fundamentals and caused a number of credit downgrades.

In response to this difficult climate, we increased the overall credit quality of the portfolio. In addition, we reduced investments in domestic corporate industrial bonds because they remain vulnerable to weakening credit fundamentals. Instead, we focused on sectors that are not as prone to the risk that management will issue more debt to finance leveraged buyouts or share buybacks. That has translated into increased exposure to sectors like media and telecommunications. For example, we retained our investment in Time Warner, whose merger with America Online is creating a powerful conglomerate that we believe should eventually experience a credit upgrade. We found other opportunities in British Sky Broadcasting, a satellite network in Europe that we think has tremendous growth prospects, and Seagram, which is making a transition from a spirits company to an entertainment conglomerate. We also invested about 6% of the series in Yankee bonds, which are dollar-denominated bonds issued in the United States by foreign countries, such as Israel, that have investment-grade credit ratings.

Investments that worked out well for the series included a number of our higher-quality junk bonds, such as Comcast Corporation, which crossed over into investment-grade status, appreciating significantly in the process. The credit upgrades enjoyed by emerging market countries South Korea and Mexico also helped the series' performance.

We restructured the series' holdings in U.S. Treasuries in response to the Federal Reserve Board's (the Fed's) program of interest-rate hikes. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) The Fed's actions caused short-term rates to back up significantly, while longer-term rates remained relatively stable. As a result, the yield curve -- a representation of the difference between short- and long-term rates -- flattened, then inverted, with short-term rates actually reaching higher levels than long-term yields. We felt the best way to take advantage of this situation was to pursue a barbell strategy by investing some of our Treasury holdings on the long end of the curve, some on the short, and very little in between. As a result, the series was not affected by the sharpest price declines that occurred in the intermediate part of the yield curve.

Looking ahead, we believe recent indicators may be pointing to a slowing economy in response to the Fed's program of interest rate increases. In this kind of environment, we think interest rates could begin trending downward as soon as late 2000. There appears to be very little evidence of a protracted struggle against inflation. That opinion is further strengthened by our discussions with company managements who say that they have very little pricing power. For our part, we intend to continue moving our corporate holdings to bonds with shorter maturities because they are less prone to price volatility. At the same time, we anticipate extending the Treasury duration in the portfolio (duration is an indicator of interest-rate sensitivity) to try to take advantage of potential declines in long-term interest rates.

Emerging Markets Equity Series

For the six months ended June 30, 2000, the series provided a total return of -4.89%, which compares to returns over the same period of -7.99% and -9.59%, respectively, for the series' benchmarks, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index, a broad, unmanaged, market-capitalization-weighted index of equities in emerging markets, and the Lipper Emerging Markets Portfolios Index (the Lipper Index). The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

During the first quarter of the period, the series benefited from an impressive global economic recovery that spilled over into most emerging markets. Our holdings in Southeast Asia and Latin America produced stellar results. Year to date, however, we've


2
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Management Review and Outlook -- continued

seen a lot of correlation between the performance of the U.S. market and emerging markets. As investors became increasingly concerned about stock valuations and whether future earnings could support them, we witnessed broad-based selling in emerging markets. Technology and telecommunications stocks, two of the largest sector weightings for the series, came under the most pressure. Unfortunately, some of the more liquid markets, such as South Korea and Taiwan where the portfolio was overweighted relative to its benchmarks, were hardest hit.

Early in 2000, we began to reduce our positions in South Korea because many of these stocks reached our price targets, and we believed they were fairly valued following impressive results in 1999. In India, we added a number of technology, telecommunications, and financial services stocks in an effort to capitalize on what we saw as rapid growth at these companies. As prices came down in Southeast Asian markets in the second quarter, we began to increase our exposure to what we believe are high-quality companies selling at reasonable valuations, especially in the telecom industry. We believe, to a large extent, that many emerging market telecom companies -- through their wireless, Internet, and data transmission services -- have transformed themselves from slow-growth utilities into fast-growing, dynamic companies. In addition to large, established telecom companies, we've focused on new telecom entrants that possess innovative product lines and dynamic business plans.

Our stock selection across a broad range of countries helped performance. A particularly strong performer was Teva Pharmaceutical, an Israeli biotechnology and health care company whose stock price surged dramatically on strong sales of its multiple sclerosis treatment Copaxone and recent approval by the U.S. Food and Drug Administration of Nabumetone, its generic form of arthritis treatment. Other strong contributors and significant holdings in the series were Li & Fung Ltd. and Dimension Data. In Hong Kong, Li & Fung benefited from surging sales and strong demand for apparel manufacturing outsourcing due to the rebounding Southeast Asian economy. South African computer services firm Dimension Data boosted the series' performance as the company experienced strong demand for its information technology services, which led to favorable revenue and earnings growth.

Recently, we've increased the series' holdings in Taiwan because we've located what we think are some compelling growth opportunities in this country. We believe Taiwan is a very important emerging market that is slowly becoming more open to investors as it enhances its stock market technology and improves its financial reporting standards. We think these trends should help cash flows into this market. More importantly, some of the most innovative and competitive semiconductor companies in the world are located in Taiwan. In our view, companies such as Taiwan Semiconductor are well positioned to benefit from the global trend of increased spending on technology and the tremendous growth potential of the Internet and telecommunications.

Ironically, some of the industries where we see the strongest prospects for future earnings growth have detracted from performance in recent months, namely, technology and telecommunications. Primarily due to concerns about high valuations, investors began to unload shares in these sectors. Along with many tech and telecom companies, Korea Telecom, Telefonos de Mexico, and Hyundai Electronics have experienced weakness in recent months. However, we believe the fundamental business outlooks for these companies are still very strong and their valuations have become more attractive.

In general, our outlook for emerging markets is positive. The prospects for global economic growth are favorable, and we expect this growth to benefit a wide range of our holdings. We also believe emerging market stock valuations are very attractive, especially given the recent pullback. In addition, the anticipated growth rates and earnings outlooks for emerging market equities appear compelling compared to those of the United States and other developed economies. From our standpoint, these markets provide some of the most interesting growth opportunities in the world, and the positive trends we've outlined could support investor interest in the region.

Global Asset Allocation Series

For the six months ended June 30, 2000, the series provided a total return of 2.71%, which compares to the following returns for the series' benchmarks:
-0.42% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance; -3.95% for the Morgan Stanley Capital International (MSCI) Europe, Asia, Far East (EAFE) Index, an unmanaged index of international stocks; 3.99% for the Lehman Brothers Aggregate Bond Index, an index of government and corporate bonds including U.S. Treasury, agency, and corporate bond issues and mortgage-backed securities; and -1.89% for the J. P. Morgan Non-Dollar Government Bond Index, an index of international bonds. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

The series' strategy of utilizing quantitative measures and in-depth fundamental analysis to create a well-diversified portfolio of stocks and bonds worked well during the past six-month period. To set the overall asset allocation, we use MFS proprietary quantitative models to evaluate each market's current valuations and economic strength compared to historical levels. Based on that information, we then allocate the portfolio to focus on growing economies and undervalued markets that we believe have encouraging prospects. Once we set an overall asset allocation, however, our stock and bond picking is based on extensive bottom-up research and analysis.

During the past few years, diversification has generally hurt investors' returns. However, given the exceptional strength of the U.S. equity market over the past 10 years and the prospects for slower growth in the United States, we think the environment is ideal for a broadening of global market strength. We are currently finding many attractive growth opportunities in Europe, Japan, and the United States across a wide-range of industries. In addition, corporate restructuring and industry consolidation continues to spread worldwide, which could spur additional interest in international equities. As a result, we believe one of the best ways to participate in these international opportunities and global economic growth is to maintain a well-diversified portfolio of domestic and foreign investments.

On the equity side, our focus on valuations, fundamental business strengths, economic variables such as interest rates, and risk-adjusted total returns led us to slightly underweight the series' exposure to equities relative to our benchmarks. Despite a period of high volatility and weakness for stocks, this strategy worked to our advantage. The series' overweighting in Japanese stocks relative to the MSCI EAFE Index also continued to be a major theme affecting performance. Early in the period, performance was aided by superior returns from the series' positions in Japanese tech and telecom stocks such as Hitachi, Canon, and NTT Mobile. The portfolio received a similar boost from U.S. and European telecom and tech stocks such as


                                                                               3
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Management Review and Outlook -- continued

Corning, Vodafone AirTouch, Micron Technology, Oracle, and Cisco.

During the second quarter of 2000, however, concerns about valuations and the potential of a slowdown in global economic growth caused a correction in technology and telecommunications stocks in many countries. Persistent selling pressures reduced much of the performance achieved by these stocks during the first three months of the period.

On the bond side, our fixed-income holdings provided stability and generally positive returns during a period of severe volatility for stocks. For the first time in a few years, our bond positions outperformed the equity component of the portfolio. Our decision to overweight the series in U.S. Treasuries and high-quality foreign government bonds aided performance, and our longer-term Treasuries performed particularly well during the six-month period while short-term Treasuries suffered in the rising interest-rate environment. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Long-term European government bonds also outperformed their shorter-maturity counterparts, and, again, we benefited from positioning the series in longer-term European government securities. While our exposure to emerging market bonds was marginal, our overweighting in these securities relative to the series' benchmarks generally contributed to total return.

Looking forward, we'll continue to emphasize our disciplined quantitative process that controls our top-level allocation and helps create a well-diversified portfolio. Once our quantitative models provide us with a macroeconomic view of the general health and attractiveness of various regions, countries, and industries, our fundamental research begins. As always, our focus is to try to balance risk in the portfolio by holding what we believe is the best mix of stocks and bonds. At the same time, our goal is to find the companies and securities that we think offer attractive valuations and growth opportunities.

Global Governments Series

For the six months ended June 30, 2000, the series provided a total return of -0.82%, which compares to a return of 0.03% over the same period for the series' benchmark, the Salomon Brothers World Government Bond Index (the Salomon Index). The Salomon Index is an unmanaged index of complete universes of government bonds with remaining maturities of at least five years. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

Despite strong economic growth and tightening of monetary policy (raising interest rates), the U.S. bond market remained one of the strongest and best-performing fixed-income markets year to date. The strength in the market reflects investor confidence that the U.S. Federal Reserve Board (the Fed) is effectively guiding the economy to a soft landing -- slowing growth enough to control inflationary pressure without sending the economy into recession. The market has also been supported by the reduced supply of government bonds as a result of the budget surplus and the Treasury buyback program. Almost all the European markets underperformed the United States as the weaker euro and growing inflation concerns unnerved potential investors. The market in Japan also underperformed due to concerns over the potential of their central bank abandoning the current zero interest-rate policy (interest rates and bond prices move in opposite directions).

The series was helped by having overweighted positions in the U.S. bond market and being underweighted both in Europe and Japan relative to the Salomon Index. Recently, we started to purchase a number of sovereign Yankee bonds (dollar-dominated bonds issued in the United States by foreign governments), The yields on these bonds looked very attractive. In addition, given their relative safety and favorable outlook for price appreciation, we have overweighted the series relative to the index in these securities.

During the past six months, especially during the first quarter, the series' nominal and relative performance was hurt by the rapid depreciation of the euro. Longer term, we still believe that the euro will strengthen, partially due to signs that the European economies are beginning to grow more rapidly than the United States. This growth may cause the European Central Bank to raise interest rates further, while the Fed is expected to adopt a more neutral monetary policy. Consequently, higher interest rates in Europe could attract more investors and increase cash flows into the beleagured euro.

If the Fed achieves a soft landing -- which we believe is the likely scenario -- U.S. Treasuries should outperform European and Japanese bonds. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) As a result, we plan to continue to position the portfolio defensively while at the same time taking advantage of attractively priced international bonds and the improving interest-rate conditions in the United States. By increasing the series' duration (sensitivity to interest rates) in U.S. government securities, we may achieve more price appreciation and higher yields.

Global Total Return Series

For the six months ended June 30, 2000, the series provided a total return of 2.34%, which compares to a 0.39% return for the average global flexible portfolio tracked by Lipper Inc. The series' return also compares to returns over the same period of 1.41% and 1.61%, respectively, for the series' benchmarks, the Lipper Global Flexible Portfolio Index and a customized benchmark made up of 60% of the Morgan Stanley Capital International (MSCI) World Index and 40% of the J.P. Morgan Global Government Bond Index (the Morgan Index). The Lipper portfolio indices are unmanaged, net-asset-value-weighted indices of the largest qualifying portfolios within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. The MSCI World Index is a broad, unmanaged index of global equities. The Morgan Index is an aggregate of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

Our investment strategy, which leans more toward value, or what we sometimes refer to as seeking value among growth stocks, had a significant effect on the series' performance. Additionally, unlike other flexible global fund managers who we feel may maintain a larger exposure to equities, we follow a disciplined asset allocation strategy toward managing this portfolio. Accordingly, the series' typical asset allocation has remained consistent, ranging from 55% to 65% in equities and 35% to 45% in bonds and short-term investments. We believe our strategy offers investors the ability to pursue long-term growth while also helping to reduce risk and volatility through broad diversification across different asset classes. However, similar to what we


4
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Management Review and Outlook -- continued

experienced in the United States, value-oriented stocks in most developed countries have tended to underperform the high-tech growth stocks that dominated the market during the first quarter of the year. During the second quarter of 2000, we saw investors shift assets into more value-oriented stocks, which provided a significant boost to relative returns.

While the weakness in technology stocks in the second quarter hurt the series' absolute performance, many of our holdings in this sector held up much better than the overall group. Japanese technology conglomerates such as Canon and Rohm represented large positions in the portfolio and provided favorable results. We believe that their product lines offer compelling competitive advantages, their earnings outlooks appear bright, and their management teams have adopted Western-style strategies of creating shareholder value through effective cost-cutting measures, greater efficiency, and aggressive marketing.

We've talked about our significant holding in the German telecommunications company Mannesmann in previous reports, and since being acquired by Vodafone AirTouch, it has become the largest equity holding in the portfolio and has provided exceptional performance for the series. We're strong believers in the combined company's ability to remain a dominant global provider of telecom services. As the world's largest provider of wireless communications, we believe it's also well positioned to outperform in one of the fastest-growing sectors of the global economy. Other stocks that contributed favorably to total return were Television Francaise, Compass Group, and Skandia. Television Francaise, one of the leading television station operators in France, benefited from the impressive acceleration in advertising spending due to the high-tech boom that has embraced continental Europe. British catering company Compass Group is a classic example of business outsourcing, an area that has experienced tremendous growth. We believe Compass' business model of operating the kitchens and cafeterias of established companies is an excellent concept, and it's quickly becoming a world leader in the corporate catering business due to its low-cost structure and strong management. Skandia, a Swedish insurance firm, also performed strongly. We believe European investors have become increasingly focused on personal investing and retirement planning, which has added considerably to Skandia's bottom line.

On the negative side, our holding in Gannett Co. was a disappointment during the period. Despite what we believe were strong business fundamentals and a bright earnings outlook, this diversified newspaper publisher and leading provider of commercial printing services experienced poor stock performance due to weak investor sentiment. Gannett was sold from the portfolio. In general, it was a difficult period for financial services stocks. Our holdings in companies such as the Federal Home Loan Mortgage Corp. produced lackluster results due to ongoing concerns about the negative effects of higher interest rates.

In keeping with the series' strategy, our fixed-income holdings were focused on bonds issued by major governments. During the period, we took a generally defensive posture by trying to carefully balance the series' sensitivity to interest rates. That was particularly the case in the United States, where we were concerned about the prospects of higher interest rates and inflation. In Europe, it was a bit different. There, we thought the markets had priced in more inflation than we thought would occur, so we were not as defensive. We favored issuers in Greece, the United Kingdom, and Germany.

Looking forward, we think the equity market in the United States has some short-term hurdles to get over before it can resume a steady growth path. We feel the primary focus for investors right now seems to be how many interest-rate increases will be necessary to slow U.S. economic growth. Historically, this type of environment has been very difficult for equities. As a result, we remain focused on some of the more defensive stocks in the U.S. market, companies with steady performance and long-term track records. Additionally, we'll continue to allocate a significant amount of assets to securities in Europe, Japan, and the United Kingdom, all of which we believe offer tremendous opportunities for strong stock performance relative to the United States.

Government Securities Series

For the six months ended June 30, 2000, the series provided a total return of 4.25%, which compares to a 3.95% return for the average U.S. government portfolio tracked by Lipper Inc. The series' return also compares to a 4.38% return over the same period for the series' benchmark, the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

The fixed-income markets were characterized by uncertainty during the first half of 2000, as investors tried to figure out how much the Federal Reserve Board (the Fed) would have to hike short-term interest rates in order to slow growth and head off inflation. U.S. economic growth continued to surpass expectations through the winter and spring. To dampen this growth, the Fed has raised the federal funds rate three more times thus far in 2000 -- bringing it from 5.50% to 6.50% -- after having raised it three times in 1999. More recently, there have been some signs that growth might be decelerating to a rate that the Fed may feel is more consistent with a sustainable but not inflationary pace. Meanwhile, core inflationary pressures increased only moderately through the period, despite being prodded upward by significant upswings in the price of oil. Questions surrounding how much oil price increases would affect other aspects of the economy exacerbated the market's uncertainty.

The other significant factor that affected fixed-income markets was how the U.S. government has dealt with its second full fiscal year of budget surplus and the implications for the Treasury market. With the U.S. Treasury buying back more than $200 billion in debt this fiscal year and curtailing its auctions of new issues, the market has tried to come to terms with a dramatic decline in the supply of Treasury securities. Since all other sectors of the fixed-income market are priced relative to Treasuries, this situation has made it hard for bond investors to evaluate the relative values of fixed-income securities and has created some illiquidity in the market. The value of 30-year Treasuries rose sharply as buyers needed to compete with each other in order to own them.

At the same time, U.S. government agency securities confronted some difficulties during the first half of 2000. Specifically, some in Washington called into question the implicit government backing of agencies such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae). Concerns revolved around the expansion of agency activities beyond their original mission and the potential liability to taxpayers. As a result of this added scrutiny, agency securities underperformed Treasuries.

The series has traditionally maintained an overweighted position in agency securities because these high-quality assets offer a performance advantage over Treasuries. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) During the past six months, when Treasuries proved to be the market leaders, the performance of the series was impacted by its focus on agency securities. The series began the year with a neutral weighting in mortgage-backed securities, a position that helped the series because their performance lagged Treasuries somewhat. However, as the period progressed we added to both the agency and mortgage-backed security positions because we believe opportunities there offered tremendous long-term value.

As far as maturity was concerned, we positioned the Treasury portion of the series to take advantage of increases in short-term rates and decreases in long-term rates. Specifically, we used a "barbell" strategy, investing the series in long-term Treasuries on the one hand and very short-term cash equivalents on the other, with nothing in between. By doing so, the series was able to benefit on the short end as the Fed raised rates, realize the capital appreciation offered by long-term Treasuries as their yields fell and prices rose, and avoid the intermediate-term securities that underperformed. However, with more confidence that we are nearing the end of this current Fed tightening cycle, it's likely that we'll move away from the barbell structure, aiming instead to target specific maturities that we feel offer particular opportunity.

We also kept the series' duration--a measure of its sensitivity to changes in interest rates--somewhat long, or more sensitive, because of our positive outlook regarding inflation and the Treasury market.

Looking ahead, we, along with the rest of the market, will try to gauge the effects of the Fed's monetary policy. Generally, it takes 9 to 18 months to measure the impact on the economy of Fed rate moves. It could very well be that the inflationary impact of rising oil prices is behind us and that inflation has been well contained by the Fed's policy actions. Overall, we feel it should be a good environment for fixed-income investing. If the Fed hasn't already reached the end of its rate-hike program, we think it appears to be close. If so, we should witness growth settling back into a range of around 3.0% to 3.5%, which the Fed feels is not inflationary. The government continues to run up sizeable surpluses and to pay down debt. The market seems to have nearly universal confidence in the Fed's ability to keep inflation from getting out of hand. In sum, the environment should prove to be very favorable for Treasuries. This steadier backdrop should also bode well for those sectors that are represented in the series, such as agencies and mortgage-backed securities.

High Yield Series

For the six months ended June 30, 2000, the series provided a total return of 0.05%, which compares to returns over the same period of -1.21% and -1.91%, respectively, for the series' benchmarks, the Lehman Brothers High Yield Bond Index, an unmanaged index of noninvestment-grade corporate debt, and the Lipper High Yield Bond Index. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

The high-yield market remained plagued by a number of difficulties during most of the period. First, high-yield portfolios experienced approximately $6.5 billion in outflows this year, which hurt demand for high-yield securities. Second, credit defaults remained relatively high during the period. Finally, concerns about inflation and unsustainable economic growth kept investors nervous about future interest-rate hikes. On a more positive note, we've recently started to see money flowing back into the high-yield market as the interest-rate environment has improved and investors are being drawn to some extremely attractive yields relative to U.S. Treasury and investment-grade bonds. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

In a market where most high-yield bonds traded lower, the portfolio's performance compared to its benchmarks benefited from favorable security selection and industry diversification. During the second quarter of 2000, many telecommunications and media securities experienced a dramatic selloff along with the equity market. However, our holdings in these sectors, as well as holdings in industries such as gaming and industrial manufacturing, held up well during the period. We maintained our positions in telecom bonds, and it remained the largest industry exposure in the portfolio. Companies such as Nextel and Esat Holdings provided a positive contribution to performance. Our position in Nextel Communications provided steady gains due to persistent strength in wireless subscriber growth. Our holding in Esat Holdings, another telecom company, provided a nice boost to performance after it was bought out by British Telecom. We also weren't afraid to take some profits in energy-company bonds, as oil and natural gas prices reached historically high levels.

In addition to favorable security selection, our successful avoidance of the credit problems and bankruptcies that hurt a variety of industries helped the series' performance. The key to avoiding credit defaults is in-depth research, and we believe MFS' research capabilities are second to none in the industry. The High Yield Series is backed by a large group of investment professionals dedicated exclusively to the high-income market. Our research analysts use a variety of models to analyze the credit risk and business prospects of the companies they cover. We carefully measure and manage the underlying financial stability of each company we hold in the portfolio. Similar to our equity research, it's an intensive, company-by-company, bottom-up approach. First, we look at a company's business risks, then we consider the financial risks. Finally, we look at all the different ways of investing in the company and how the market is pricing each one of the securities. From this analysis, we try to pick the bond that offers the best risk-adjusted return. Our holding in U.S. Can Corp., one of the world's largest aerosol can manufacturers, is a good example of a bond that met our stringent investment criteria and benefited the series' performance. The company's management instituted a number of cost-saving efficiencies in their plants, which improved profitability and cash flow. The company then began to buy back their bonds resulting in substantial price appreciation.

After telecommunications, our second largest exposure was in media. Core holdings included cable television and radio entities such as Charter Communications, one of the fastest-growing companies in the field. Controlled by Paul Allen, the co-founder of Microsoft, Charter's valuation has risen following the increased utilization of cable networks as a means of accessing the Internet.

In many ways, we view telecom and media as defensive industries that offer attractive growth and income opportunities. Most people are not going to turn off their cable or mobile phones if the economy slows down. On the other hand, some of the big-ticket capital items such as industrial machinery, building materials, and autos may experience a slow down in business and consumer spending due to higher interest rates. Given the current economic environment, we like the telecom and media sectors, and we've maintained our significant exposure to these industries. We've taken some money off the table in some of the more cyclical industries such as steel and paper packaging, as well as in general manufacturing. We increased holdings in gaming bonds, which we also view as a somewhat defensive industry. These securities have gained ground because there are fewer and fewer regions of the country that permit gaming, and we believe these companies will continue to produce exceptional earnings and cash flow growth.

Looking ahead, we're cautiously optimistic regarding a recovery in high-yield securities. While it's difficult to rule out further volatility given the uncertain interest-rate environment, the high-income market has been weak for quite some time now. Yield spreads, the yield difference between noninvestment-grade debt and Treasuries, have widened significantly during the past year, making the yields on high-income bonds very attractive relative to other fixed-income securities in our view. In addition, we believe the economy will remain healthy and corporate earnings will remain strong. And, historically, high-yield market has tracked corporate earnings.

International Growth and Income Series

For the six months ended June 30, 2000, the series provided a total return of 3.83%. This compares to returns over the same period of -4.11% and -3.95%, respectively, for the series' benchmarks, the Lipper International Portfolios Index (the Lipper Index) and the MSCI EAFE Index. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

During the first quarter of 2000, portfolios like ours that were not heavily invested in the technology sector struggled on a relative basis. We held relatively few tech stocks because we felt that most were overpriced. We believe this underweighting was a significant factor in our underperformance relative to our Lipper peers in the beginning of the year. Nevertheless, our view regarding technology and value investing was vindicated through the second quarter of 2000. We witnessed an overall retrenchment in the tech sector, as exuberance seemed to give way to doubt as to whether many tech companies could fulfill the promise reflected in their share prices. We believe the series' underweighting in tech helped our total return for the six-month period.

During the period, we emphasized companies that we felt had a high probability of continuing to increase earnings instead of choosing more cyclical stocks, which tend to rise and fall with changes in the economy. Overall, cyclicals performed well after having lagged for some time. However, the key to cyclical investing is pricing power and, while we've seen some indications of higher prices, inflation does not appear to be in the offing. Therefore we felt that the market environment would not favor companies with highly cyclical businesses.

Canon, the Japanese electronics company that offers a broad base of high-technology products, was one holding that saw good earnings progress. So was Compass Group, a British company that is the largest caterer in the world, running food services for hospitals, schools, and companies. Compass is presently considering merging with another company, and we think it has proven ability to increase its earnings unimpaired.

Over the past six months, the series' stake in Japan declined a bit because some companies, such as Sony, were taking longer to turn around than we expected. However, our long-term view on Japan and well-managed Japanese companies like Sony is very bullish. Following the lead of companies in the United States and Europe, Japanese firms are now streamlining in fundamentally important ways. For example, Japanese corporations have historically engaged in cross-ownership -- holding shares in each others' companies. While this is a time-honored way of doing business in Japan, it is a very poor use of capital. Now, Japanese corporations are working to eliminate these kinds of business practices, focusing instead on more shareholder-friendly strategies such as restructuring, stock buybacks, and selling off businesses to focus on core operations.

European companies accounted for about two-thirds of the series' holdings at the beginning of the period, roughly in line with the European portion of the MSCI EAFE Index. However, we reduced our European holdings by the end of June. While valuations had reached high levels and some economies had begun to soften, this decline was not the result of an overall negative view of European stocks. Instead, it was the consequence of buying and selling decisions at the company level. We are bottom-up stock pickers, choosing companies for the portfolio based on their individual prospects. In terms of country weightings, companies from smaller European nations currently are well represented, as were French companies during the course of the year. Our allocation to German companies declined, but that was largely due to the acquisition of Mannesmann by British firm Vodafone AirTouch.

Rohm, a Japanese electronic devices manufacturer, performed well as it continued to increase earnings. The French company STMicroelectronics benefited from its niche as the only European semiconductor manufacturer. Television Francaise was helped by the strong French economy and resulting excellent advertising backdrop. Finally, Nortel Networks, a telecommunications equipment provider, proved to be a winner after its successful spin-off from Bell Canada.

Conversely, Akzo Nobel, an economically sensitive chemical company, proved to be one of the disappointments. So did Canadian National Railway, which suffered from fears of an imminent economic slowdown. Diageo, a British consumer goods company that owns Pillsbury, Guinness, and Burger King, lagged due to general investor disinterest in this sector.

Please remember that we are stock pickers, not economists. When we look to the horizon, though, we note that consumer spending is helping to sustain vibrant economic growth in the United States. We believe this growth should help buoy the U.S. stock market for some time. It also should help support advances in the European stock market. We think that Japan could benefit as well, but, because of its economic problems, has the toughest row to hoe.

Due to its growth over the past decade, the U.S. stock market currently accounts for a very large percentage of the world's total stock holdings. We believe that that value is unwarranted when weighed against the significant amount of business taking place around the rest of the world. As a result, we think foreign markets should catch up over the longer term. That doesn't mean that the U.S. market will necessarily decline, but it may tread water while stocks overseas post higher gains.

Money Market Series

The series seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing in short-term money market securities issued or guaranteed by the U.S. Treasury, its agencies, or instrumentalities of the U.S. government, as well as in the highest-quality corporate and bank issues, in order to minimize credit risk.

Despite some signs of moderating economic growth in the second quarter of 2000, the U.S. economy continued to grow steadily and unemployment fell to 30-year lows. Historically, these conditions have caused inflation to accelerate, and the Federal Reserve Board (the Fed) moved to contain the inflationary pressures that usually accompany this backdrop.

We don't believe the possibility of future interest-rate hikes can be ruled out. As a result, we've structured the portfolio with a relatively short maturity and targeted 36 days for the average maturity of the series' holdings.

On June 30, 2000, approximately 85% of the portfolio was invested in high-quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues.

Investments in the series are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the series seeks to preserve the value at $1.00 per unit, it is possible to lose money by investing in the series.

Strategic Income Series

For the six months ended June 30, 2000, the series provided a total return of 1.65%, which compares to a 0.43% return for the average multisector income portfolio tracked by Lipper Inc. The series' return also compares to the following returns over the same period for the series' benchmarks: 4.18% for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index), 0.03% for the Salomon Brothers World Government Bond Index (the Salomon Index), and -1.21% for the Lehman Brothers High Yield Bond Index. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

In relation to most of our benchmarks, the series' holdings performed well across the six sectors in which we invest: U.S. government and mortgage bonds, U.S. high-grade corporates, U.S. high-yield corporates, international developed countries, emerging markets, and convertible bonds and preferred stocks. We believe our outperformance resulted from our strategy of employing both sector diversification and flexibility in managing the series. We continually reallocate assets among the various sectors in response to, or in anticipation of, global events, taking advantage of what we perceive to be opportunities throughout the world.

Our bottom-up MFS Original Research[RegTM] process plays a key role in helping us manage the portfolio because our approach is to try to pick bonds issued by good companies and good countries, period; none of our sectors is meant to replicate an index. In the balance of this report, we'll review how each sector contributed to performance and give you our outlook for individual sectors.

In the U.S. government sector, which includes U.S. Treasury and mortgage-backed securities, we have remained conservative by holding mainly cash and long-term bonds. Lately we are seeing worsening inflation numbers and high oil prices -- as well as some wage inflation, which appears to be Federal Reserve Board (Fed) Chairman Alan Greenspan's biggest worry. We feel there is still potential for the Fed to raise short-term interest rates further and therefore, this sector may not do well over the near term. Eventually, however, we believe the Fed will succeed in bringing inflation back down and will be able to lower interest rates again. But in the meantime we are remaining cautious; our sector allocation was about a quarter of portfolio assets at the end of the period, and we may lower that in the coming months.

The U.S. high-grade corporate bond sector was a weak performer for the markets in general. Inflation concerns and more supply than demand caused prices of high-grade corporate bonds to fall faster than prices of U.S. Treasuries, thus decreasing the value (and increasing the effective yield) of existing high-grade issues. This is also described as a spread widening, with the spread being the difference in yield between high-grade issues and Treasuries.

For us, however, high-grade corporate bonds were a strong area during the period. We feel this was because our research identified a number of utilities as crossover opportunities. These are companies whose credit ratings could -- and in fact did -- improve, causing their bonds to cross over to a higher rating and therefore appreciate in value. These utilities comprised most of our high-grade corporate holdings, so we feel our research gave us an advantage that helped us to outperform in a sector that performed poorly for the markets in general.

In the U.S. high-yield corporate sector, which consists of bonds issued by companies with lower credit ratings (junk bonds), one of the keys to success is avoiding defaults. This is another sector where we feel our Original Research(SM) has historically helped us steer clear of most potentially problematic companies. The numbers appear to bear out that opinion; in 1999, we were invested in only one of the 88 domestic companies that defaulted on high-yield debt. We have also been careful to diversify in the high-yield area, with no company representing more than 1% of portfolio assets.

Since about November of 1999, it has seemed to us that the market has been expecting a recession because it has been discounting bonds in this sector in anticipation of a possible 10% default rate, one of the highest rates we have ever seen. We disagree with that expectation of recession; thus, we feel this sector represents a great opportunity for our research to identify securities we believe are selling at bargain prices and offering attractive yields. We have therefore been gradually adding holdings in this sector, finding some of our best values in media and telecom companies.

The international developed-country sector, in which our main focus is Europe, has played a minimal role in the portfolio recently. We have been at our lowest allocation ever, about 11% of assets, because European interest rates have been increasing, and we don't envision the situation turning around in the near future. One reason is that growth is accelerating in Europe, so there is upward pressure on interest rates as competition for capital increases. In terms of relative value, we feel there is currently more value in the United States.

In contrast to the developed countries, emerging market debt has been our best-performing sector since the beginning of 1999. Again, we feel this is an area where MFS research has yielded opportunities that the market in general may have passed over. More than two years ago, for example, we identified Mexican government bonds as undervalued issues in an improving country. Recently, major rating agencies raised many of these bonds to investment grade. As with the utility bonds mentioned earlier, the series benefited from having bought these bonds early and having seen them appreciate in price as they crossed over to a higher rating.

Emerging markets worldwide appear to be benefiting from improving fundamentals and rating-agency upgrades. The restoration of credibility in Brazil, South Korea, and Mexico, as well as continuing democratization in many of these countries, leads us to believe that ongoing recoveries in Asia and Latin America may continue to contribute to performance. Our holdings in this sector currently comprise about 13% of the portfolio; since investments in emerging markets tend to be very volatile, we limit this sector to a maximum of 15% of assets.

Finally, we may invest in the convertible bonds and preferred stocks sector. We look to these securities to sometimes give an extra kick to performance. Convertibles are bond-like instruments that also have equity characteristics; generally, they are corporate bonds that are exchangeable for a certain number of shares of stock at a preset price.

We tend to add to this sector when the stock market suffers a decline, often causing convertibles to cheapen and trade more on their bond values, which are usually lower than their stock values. We feel this may serve as a free option if the stock price should recover and cause the value of the convertible to appreciate.

In sum, our outlook for the fixed-income environment is that rates may continue to rise over the near term and that we may experience continued volatility and uncertainty as the Fed works to slow down the economy. In the longer term, however, we feel the Fed's efforts will eventually succeed, which could bring the competition for capital down and could bring rates down, perhaps as early as late 2000.

Because they are currently so cheap, we feel that high-yield and emerging market bonds issued by corporations with strong fundamentals may continue to do well, even in the short term. The U.S. economy still appears to be strong, and we are seeing improving fundamentals around the world. So we think the opportunity exists for a flexible portfolio such as ours to benefit from investing in selected areas.

Another positive factor we foresee is more demand for fixed-income products as the U.S. population ages. At the same time the government is issuing less debt because of its huge budget surpluses. We believe this combination of increased demand and lower supply could potentially drive up bond prices -- another reason we feel the long-term outlook for fixed-income investing is very good.

Zero Coupon Series, Portfolio 2000

For the six months ended June 30, 2000, the series provided a total return of 2.70%, which compares to a 2.96% return for the Treasury Bill Six Month Index. The series performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges. The portfolio consists of discounted coupon or principal payments that are stripped from U.S. Treasury securities in order to provide a predictable and compounded rate of return. With no interest payments prior to maturity, these portfolios are more sensitive to interest-rate changes than are comparable bond portfolios with similar maturities. While there will be fluctuations within the portfolio subject to interest-rate moves, all portfolio holdings are guaranteed by the U.S. Treasury at maturity. (While the guarantees do not apply to the individual units of the series, they assure a specified return to contract owners who hold their units to the maturity of the series.) On November 15, 2000, the series will liquidate its assets.


The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

Except for the Zero Coupon Series, Portfolio 2000, the portfolios are actively managed, and current holdings may be different.

Performance Summary

Because MFS[RegTM]/Sun Life Series Trust is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. (See Notes to Performance Summary.)

                   Total Rates of Return through June 30, 2000

Bond Series

                               6 Months    1 Year     Life*
-----------------------------------------------------------
Cumulative Total Return          +3.12%    +3.12%    +8.36%
-----------------------------------------------------------
Average Annual Total Return          --    +3.12%    +3.81%
-----------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2000.

Emerging Markets Equity Series(3)

                                6 Months    1 Year    3 Years      Life*
------------------------------------------------------------------------
Cumulative Total Return           -4.89%   +12.20%     -8.04%    +12.17%
------------------------------------------------------------------------
Average Annual Total Return           --   +12.20%     -2.75%     +2.86%
------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, June 5, 1996, through June 30, 2000.

Global Asset Allocation Series(3)

                                6 Months     1 Year    3 Years    5 Years       Life*
-------------------------------------------------------------------------------------
Cumulative Total Return           +2.71%    +17.52%    +31.90%    +83.90%    +104.09%
-------------------------------------------------------------------------------------
Average Annual Total Return           --    +17.52%     +9.67%    +12.96%     +13.47%
-------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, November 7, 1994, through June 30, 2000.

Global Governments Series(3)

                                6 Months   1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Cumulative Total Return           -0.82%   +1.33%    +9.71%   +16.03%    +88.95%
--------------------------------------------------------------------------------
Average Annual Total Return           --   +1.33%    +3.14%    +3.02%     +6.57%
--------------------------------------------------------------------------------

Global Total Return Series(3)

                                6 Months    1 Year   3 Years   5 Years      Life*
---------------------------------------------------------------------------------
Cumulative Total Return           +2.34%   +11.52%   +38.32%   +84.00%   +101.96%
---------------------------------------------------------------------------------
Average Annual Total Return        --      +11.52%   +11.42%   +12.97%    +13.26%
---------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, November 7, 1994, through June 30, 2000.


Government Securities Series(1)

                                6 Months   1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Cumulative Total Return           +4.25%   +4.41%   +17.88%   +30.68%   +101.30%
--------------------------------------------------------------------------------
Average Annual Total Return           --   +4.41%    +5.64%    +5.50%     +7.25%
--------------------------------------------------------------------------------

High Yield Series(2)

                                6 Months   1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Cumulative Total Return           +0.05%   +1.85%   +14.80%   +45.23%   +173.79%
--------------------------------------------------------------------------------
Average Annual Total Return           --   +1.85%    +4.71%    +7.75%    +10.60%
--------------------------------------------------------------------------------

International Growth and Income Series(3)

                                6 Months    1 Year   3 Years      Life*
----------------------------------------------------------------------
Cumulative Total Return           +3.83%   +22.30%   +48.88%   +67.53%
----------------------------------------------------------------------
Average Annual Total Return           --   +22.30%   +14.19%   +11.49%
----------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, October 2, 1995, through June 30, 2000.

Strategic Income Series(2)

                                6 Months   1 Year   Life*
---------------------------------------------------------
Cumulative Total Return           +1.65%   +4.19%  +6.76%
---------------------------------------------------------
Average Annual Total Return           --   +4.19%  +3.09%
---------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2000.

Zero Coupon Series, Portfolio 2000(1)

                                6 Months   1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Cumulative Total Return           +2.70%   +4.64%   +18.52%   +30.17%   +121.32%
--------------------------------------------------------------------------------
Average Annual Total Return           --   +4.64%    +5.83%    +5.42%     +8.27%
--------------------------------------------------------------------------------

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and units, when redeemed, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

(1) Government guarantees apply to individual securities only and not to prices and yields of units in a managed portfolio. See the prospectus for details.

(2) Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase unit price volatility. See the prospectus for details.

(3) Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase unit price volatility. Please see the prospectus for details.

Portfolio of Investments (Unaudited) -- June 30, 2000
Bond Series
Bonds -- 95.9%

                                                                           Principal Amount
Issuer                                                                      (000 Omitted)       Value
U.S. Bonds -- 83.2%
Airlines -- 1.1%
American Airlines Pass Through Trust,
  7.024s, 2009 ...........................................................       $  213      $    202,356
Atlas Air, Inc., 7.2s, 2019 ..............................................           94            86,643
Continental Airlines Pass-Through Trust,
  Inc., 6.545s, 2019 .....................................................          195           175,403
Northwest Airlines Pass-Through Trust,
  8.072s, 2019 ...........................................................          195           195,714
                                                                                             ------------
                                                                                             $    660,116
                                                                                             ------------
Automotive -- 5.8%
DaimlerChrysler NA Holdings Co.,
  6.63s, 2001 ............................................................       $1,030      $  1,023,058
DaimlerChrysler NA Holdings Co.,
  7.75s, 2005 ............................................................          718           724,246
Ford Motor Credit Co., 6.7s, 2004 ........................................          616           596,818
Ford Motor Credit Co., 7.75s, 2007 .......................................          325           322,224
Ford Motor Credit Co., 5.8s, 2009 ........................................          142           123,539
Ford Motor Credit Co., 7.875s, 2010 ......................................          349           348,937
Hertz Corp., 8.25s, 2005 .................................................          286           291,955
                                                                                             ------------
                                                                                             $  3,430,777
                                                                                             ------------
Banks and Credit Companies -- 8.6%
Associates Corp., 5.75s, 2003 ............................................       $  315      $    299,297
Associates Corp., 5.5s, 2004 .............................................          185           171,778
Bank United Houston Texas MTBN,
  8s, 2009 ...............................................................          316           275,318
Capital One Financial Corp.,
  7.25s, 2003 ............................................................          413           403,247
Chase Manhattan Corp., 6.75s, 2004 .......................................          259           252,313
Chase Manhattan Corp., 7.875s, 2010 ......................................          190           190,279
General Motors Acceptance Corp.,
  6.75s, 2002 ............................................................          600           589,794
General Motors Acceptance Corp.,
  5.95s, 2003 ............................................................          133           128,042
General Motors Acceptance Corp.,
  7.625s, 2004 ...........................................................          531           532,120
GS Escrow Corp., 6.75s, 2001 .............................................           49            47,603
Lehman Brothers Holdings, Inc.,
  6.25s, 2003 ............................................................          115           110,481
MBNA, 6.875s, 2004 .......................................................          185           175,620
Natexis AMBS Co. LLC,
  8.44s, 2049## ..........................................................          254           238,126
Providian Capital I, 9.525s, 2027## ......................................           71            55,708
Riggs National Corp., 9.65s, 2009 ........................................          250           247,500
Socgen Real Estate Co.,
  7.64s, 2049## ..........................................................          467           427,403
Wells Fargo Bank N.A., 7.8s, 2010 ........................................          900           906,777
                                                                                             ------------
                                                                                             $  5,051,406
                                                                                             ------------
Broadcasting -- 0.6%
Liberty Media Corp., 8.25s, 2030## .......................................       $  373      $    342,512
                                                                                             ------------
Building -- 0.7%
Building Materials Corp. America,
  8s, 2008 ...............................................................       $  510      $    400,350
                                                                                             ------------
Chemicals -- 1.1%
Lyondell Chemical Co., 9.625s, 2007 ......................................       $  570      $    564,300
Lyondell Chemical Co., 9.875s, 2007 ......................................           62            61,380
                                                                                             ------------
                                                                                             $    625,680
                                                                                             ------------
Computer Services -- 0.5%
Seagate Technology, 7.45s, 2037 ..........................................       $  316      $    277,874
                                                                                             ------------
Consumer Goods and Services -- 0.4%
Hasbro, Inc., 7.95s, 2003 ................................................       $  257      $    254,289
                                                                                             ------------

                                                                           Principal Amount
Issuer                                                                      (000 Omitted)         Value
U.S. Bonds -- continued
Corporate Asset Backed -- 1.7%
Amresco Residential Securities Mortgage
  Loan, 5.94s, 2015 ......................................................       $   91      $     89,507
Commercial Mortgage Asset Trust,
  7.839s, 2020 (Interest only) ...........................................        8,576           279,388
Contimortgage Home Equity Loan Trust,
  6.19s, 2014 ............................................................          125           122,813
Morgan Stanley Capital I Inc.,
  6.86s, 2010 ............................................................          305           240,663
Morgan Stanley Capital I Inc.,
  7.748s, 2010 ...........................................................          350           259,835
                                                                                             ------------
                                                                                             $    992,206
                                                                                             ------------
Energy -- 0.5%
NRG Energy, Inc., 8.7s, 2005## ...........................................       $  115      $    115,157
Pioneer Natural Resources Co.,
  9.625s, 2010 ...........................................................           80            82,400
Valero Energy Corp., 8.75s, 2030 .........................................           98           100,087
                                                                                             ------------
                                                                                             $    297,644
                                                                                             ------------
Financial Services -- 5.2%
AIG Sunamerica Global Financing II,
  7.6s, 2005 .............................................................       $  600      $    606,264
General Electric Capital Corp.,
  8.7s, 2007 .............................................................            4             4,303
Morgan Stanley Dean Witter,
  7.75s, 2005 ............................................................          500           503,455
Morgan Stanley Group, Inc.,
  7.125s, 2003 ...........................................................        1,000           993,590
Morgan Stanley Group, Inc.,
  8s, 2010 ...............................................................          769           777,097
Morgan Stanley Group, Inc.,
  6.01s, 2030 ............................................................          204           193,819
                                                                                             ------------
                                                                                             $  3,078,528
                                                                                             ------------
Forest and Paper Products -- 1.7%
Georgia Pacific Corp., 9.95s, 2002 .......................................       $  676      $    699,903
Georgia Pacific Corp., 7.7s, 2015 ........................................          250           234,713
Riverwood International Corp.,
  10.25s, 2006 ...........................................................           60            57,000
                                                                                            ------------
                                                                                            $    991,616
                                                                                            ------------
Gaming and Hotels -- 0.4%
Harrahs Operating, Inc., 7.5s, 2009 ......................................       $  255      $    236,619
                                                                                            ------------
Gas -- 1.5%
Northern Natural Gas Co. Delaware,
  7s, 2011## .............................................................       $  741      $    702,046
Texas Gas Transmission Corp.,
  7.25s, 2027 ............................................................          200           183,824
                                                                                            ------------
                                                                                            $    885,870
                                                                                            ------------
Insurance -- 0.9%
Aflac, Inc., 6.5s, 2009 ..................................................       $  209      $    189,139
GE Global Insurance Holdings Corp.,
  7.75s, 2030 ............................................................          147           146,116
Mony Group, Inc., 8.35s, 2010 ............................................          221           217,720
                                                                                            ------------
                                                                                            $    552,975
                                                                                            ------------
Internet -- 0.2%
PSINET, Inc., 11s, 2009 ..................................................       $  110      $    102,300
                                                                                            ------------
Media -- 4.5%
Belo Ah Corp., 7.75s, 2027 ...............................................       $  108      $     91,527
Charter Communications Holdings,
  8.25s, 2007 ............................................................          500           442,500
Clear Channel Communications,
  7.875s, 2005 ...........................................................          269           269,772
Hearst Argyle Television, Inc.,
  7.5s, 2027 .............................................................          100            84,359


                                                                          11-BDS

                                                                          Principal Amount
Issuer                                                                     (000 Omitted)       Value
U.S. Bonds -- continued
Media -- continued
News America Holdings, Inc.,
  6.625s, 2008 .........................................................       $  167      $   153,122
Time Warner Entertainment Co. LP,
  8.375s, 2033 .........................................................          701          706,713
Time Warner, Inc., 10.15s, 2012 ........................................          719          825,153
Time Warner, Inc., 6.625s, 2029 ........................................          115           94,925
                                                                                           -----------
                                                                                           $ 2,668,071
                                                                                           -----------
Media and Entertainment -- 0.7%
Coca Cola Bottling Co., 6.375s, 2009 ...................................       $  206      $   188,422
J Seagram & Sons, Inc., 7.5s, 2018 .....................................          241          230,536
                                                                                           -----------
                                                                                           $   418,958
                                                                                           -----------
Oils -- 3.0%
Apache Corp., 7.95s, 2026 ..............................................       $  449      $   447,841
Coastal Corp., 7.75s, 2010 .............................................          347          344,665
Occidental Petroleum Corp., 6.75s, 2002 ................................          176          172,415
Occidental Petroleum Corp., 6.4s, 2003 .................................          173          167,080
Phillips Petroleum Co., 8.75s, 2010 ....................................          595          626,785
                                                                                           -----------
                                                                                           $ 1,758,786
                                                                                           -----------
Railroads -- 0.8%
Union Pacific Corp., 6.34s, 2003 .......................................       $  256      $   245,458
Union Pacific Corp., 6.39s, 2004 .......................................          237          225,456
                                                                                           -----------
                                                                                           $   470,914
                                                                                           -----------
Retail -- 0.5%
J.Crew Operating Corp.,
  10.375s, 2007 ........................................................       $  150      $   130,500
Kohls Corp., 7.25s, 2029 ...............................................          209          190,372
                                                                                           -----------
                                                                                           $   320,872
                                                                                           -----------
Supermarkets -- 1.2%
Safeway, Inc., 5.875s, 2001 ............................................       $  700      $   685,671
                                                                                           -----------
Telecommunications -- 6.2%
Cable & Wireless Optus Finance,
  8s, 2010 .............................................................       $  343      $   340,884
Cable & Wireless Optus Limited,
  8.125s, 2009## .......................................................          587          592,670
Comcast Corp., 9.125s, 2006 ............................................          105          109,924
Sprint Capital Corp., 6.5s, 2001 .......................................          500          493,575
Sprint Capital Corp., 7.625s, 2002 .....................................        1,010        1,009,283
Sprint Capital Corp., 6.9s, 2019 .......................................          354          314,763
TCI Communications Financing III,
  9.65s, 2027 ..........................................................          425          469,540
Telecom de Puerto Rico, Inc.,
  6.8s, 2009 ...........................................................          299          276,907
Telecom de Puerto Rico, Inc.,
  6.65s, 2006 ..........................................................           72           68,133
                                                                                           -----------
                                                                                           $ 3,675,679
                                                                                           -----------
U.S. Federal Agencies -- 7.3%
Federal Home Loan Bank, 5.7s, 2009 .....................................       $  725      $   660,431
Federal National Mortgage Assn.,
  7s, 2029 .............................................................          599          578,715
Federal National Mortgage Assn.,
  7.5s, 2099 ...........................................................          500          492,965
Federal National Mortgage Assn.,
  6.625s, 2009 .........................................................          615          594,145
Government National Mortgage Assn.,
  7.5s, 2026 ...........................................................          282          280,323
Government National Mortgage Assn.,
  8s, 2029 .............................................................        1,014        1,024,990
Government National Mortgage Assn.
  TBA, 7.5s, 2027 ......................................................          675          670,295
                                                                                           -----------
                                                                                           $ 4,301,864
                                                                                           -----------
U.S. Treasury Obligations -- 21.5%
U.S. Treasury Bonds, 9.875s, 2015 ......................................       $1,397      $ 1,894,248
U.S. Treasury Bonds, 6.125s, 2029 ......................................        7,843        7,921,430

                                                                          Principal Amount
Issuer                                                                     (000 Omitted)       Value
U.S. Bonds -- continued
U.S. Treasury Obligations -- continued
U.S. Treasury Notes, 5.875s, 2004 ......................................       $  214      $   210,891
U.S. Treasury Notes, 7.875s, 2004 ......................................          920          974,197
U.S. Treasury Notes, 4.25s, 2010 .......................................        1,158        1,174,600
U.S. Treasury Notes, 6.5s, 2010 ........................................          523          540,897
                                                                                           -----------
                                                                                           $12,716,263
                                                                                           -----------
Utilities -- Electric -- 6.6%
Beaver Valley Funding Corp. II,
  9s, 2017 .............................................................       $  326      $   332,445
CE Generation LLC, 7.416s, 2018 ........................................          148          132,570
Cleveland Electric Illuminating Co.,
  7.67s, 2004 ..........................................................          834          821,782
Cleveland Electric Illuminating Co.,
  9s, 2023 .............................................................          351          354,878
CMS Energy Corp., 8.375s, 2003 .........................................          453          437,935
CMS Energy Corp., 6.75s, 2004 ..........................................           98           89,915
Commonwealth Edison Co.,
  8.5s, 2022 ...........................................................           82           81,577
Connecticut Light & Power Co.,
  7.875s, 2001 .........................................................           73           73,234
Connecticut Light & Power Co.,
  7.875s, 2024 .........................................................           78           77,975
Entergy Mississippi, Inc., 6.2s, 2004 ..................................           83           78,720
GGIB Funding Corp., 7.43s, 2011 ........................................           15           14,081
Gulf States Utilities Co., 8.21s, 2002 .................................          151          152,238
Gulf States Utilities Co., 8.25s, 2004 .................................           41           41,360
Northeast Utilities, 8.58s, 2006 .......................................          105          105,434
NRG Energy South Central, 8.962s, 2016 .................................          161          161,563
RGS Aegco Funding Corp.,
  9.81s, 2022 ..........................................................          400          446,205
Salton Sea Funding Corp.,
  7.84s, 2010 ..........................................................           40           39,056
Toledo Edison Co., 7.875s, 2004 ........................................          236          230,544
Utilicorp United, Inc., 7s, 2004 .......................................           69           65,904
Waterford 3 Funding Entergy Corp.,
  8.09s, 2017 ..........................................................          151          143,057
                                                                                           -----------
                                                                                           $ 3,880,473
                                                                                           -----------
  Total U.S. Bonds ..................................................................      $49,078,313
                                                                                           -----------
Foreign Bonds -- 12.7%
Argentina -- 0.9%
Republic of Argentina, 0s, 2001 ........................................       $  533      $   497,022
                                                                                           -----------
Belgium -- 0.2%
Hermes Europe Railtel BV, 10.375s, 2009
  (Telecommunications) .................................................       $  150      $   126,000
                                                                                           -----------
Bermuda -- 1.3%
Global Crossing Holdings Ltd., 9.625s,
  2008 (Telecommunications) ............................................       $  781      $   761,475
                                                                                           -----------
Brazil -- 0.9%
Banco Naciona de Desenvolvi, 12.554s,
  2008 (Banks and Credit Cos.)## .......................................       $  160      $   149,600
Banco Nacional de Desenvolvi, 12.554s,
  2008 (Banks and Credit Cos.) .........................................          100           93,750
Federal Republic of Brazil, 5s, 2014 ...................................           74           54,400
Federal Republic of Brazil,
  12.75s, 2020 .........................................................           90           85,860
Federal Republic of Brazil,
  12.25s, 2030 .........................................................          135          124,200
                                                                                           -----------
                                                                                           $   507,810
                                                                                           -----------
Canada -- 1.2%
Apache Finance Canada Corp.,
  7.75s, 2029 (Oils) ...................................................       $  479      $   469,085
Province of Quebec, 7.5s, 2029 .........................................          254          249,532
                                                                                           -----------
                                                                                           $   718,617
                                                                                           -----------


12-BDS

Portfolio of Investments (Unaudited) -- June 30, 2000

                                                Principal Amount
Issuer                                            (000 Omitted)         Value
Foreign Bonds -- continued
Chile -- 1.0%
Empresa Nacional de Electricid, 7.75s,
  2008 (Utilities -- Electric) .............         $  421        $    391,202
Empresa Nacional de Electricid,
  8.5s, 2009 (Utilities -- Electric)## .....            213             207,513
                                                                   ------------
                                                                   $    598,715
                                                                   ------------
Germany -- 1.7%
Deutsche Telekom International Finance,
  7.75s, 2005 (Telecommunications) .........         $  701        $    701,052
Deutsche Telekom International Finance,
  8s, 2010 (Telecommunications) ............            307             309,692
                                                                   ------------
                                                                   $  1,010,744
                                                                   ------------
Israel -- 0.8%
Israel Electric Corp. Ltd., 8.1s, 2096
  (Utilities -- Electric) ..................         $  464        $    394,131
State of Israel, 7.75s, 2010 ...............            102             100,709
                                                                   ------------
                                                                   $    494,840
                                                                   ------------
Mexico -- 0.6%
Nuevo Grupo Iusacell S.A. de C.V.,
  14.25s, 2006 (Telecommunications)##.......         $  100        $    104,500
United Mexican States, 11.375s, 2016 .......             60              69,150
United Mexican States, 11.5s, 2026 .........            165             199,650
                                                                   ------------
                                                                   $    373,300
                                                                   ------------
Morocco -- 0.3%
Kingdom of Morocco, 7.75s, 2009 ............         $  185        $    165,575
                                                                   ------------
Qatar -- 0.2%
State of Qatar, 9.75s, 2030 ................         $  120        $    117,900
                                                                   ------------
South Korea -- 1.5%
Cho Hung Bank, 11.5s, 2010
  (Banks and Credit Cos.) ..................         $  140        $    134,750
Export-Import Bank Korea, 7.1s, 2007
  (Banks and Credit Cos.) ..................            337             333,639
Hanvit Bank, 12.75s, 2010
  (Banks and Credit Cos.) ..................            200             198,750
Korea Developmental Bank, 6.625s,
  2003 (Banks and Credit Cos.) .............            219             210,349
                                                                   ------------
                                                                   $    877,488
                                                                   ------------
Sweden -- 0.8%
AB Spintab, 6.8s, 2049
  (Banks and Credit Cos.)## ................         $  465        $    449,214
                                                                   ------------
Turkey
Republic of Turkey, 11.875s, 2030 ..........         $   20        $     21,275
                                                                   ------------
United Kingdom -- 1.3%
British Sky Broadcasting Group, 6.875s,
  2009 (Telecommunications) ................         $  886        $    778,360
                                                                   ------------
  Total Foreign Bonds ........................................     $  7,498,335
                                                                   ------------
  Total Bonds
    (Identified Cost, $57,598,506) ...........................     $ 56,576,648
                                                                   ------------
Short-Term Obligations -- 3.4%
Federal Home Loan Bank, due
  7/03/00 at Amortized Cost ................         $2,029        $  2,028,260
                                                                   ------------
  Total Investments
    (Identified Cost, $59,626,766) ...........................     $ 58,604,908
                                                                   ------------
Other Assets,
   Less Liabilities -- 0.7%                                             395,090
                                                                   ------------
  Net Assets -- 100.0% .......................................     $ 58,999,998
                                                                   ============

           See portfolio footnotes and notes to financial statements.


Portfolio of Investments (Unaudited) -- June 30, 2000
Emerging Markets Equity Series
Stocks -- 93.0%

Issuer                                                Shares           Value
Foreign Stocks -- 92.5%
Argentina -- 0.1%
IMPSAT Fiber Networks, Inc.
  (Telecommunications)* ........................        3,360     $     56,280
                                                                  ------------
Brazil -- 12.0%
Banco Itau S.A. (Banks and Credit Cos.).........    3,326,400     $    292,421
Caemi Mineracao e Metalurgica S.A.
  (Minerals) ...................................    1,172,600          145,030
Celular CRT Participacoes, Preferred
  (Telecommunications)* ........................          100           43,816
Cia Brasileira de Distribuicao Grupo Pao
  de Acucar, ADR (Supermarkets) ................        9,310          299,084
Companhia Cervejaria Brahma, ADR
  (Beverages) ..................................        9,890          168,130
Embratel Participacoes S.A.
  (Telecommunications) .........................       15,480          365,715
Petroleo Brasileiro S.A. (Oils) ................        9,730          293,958
Petroleo Brasileiro S.A., Preferred (Oils) .....       32,762          990,310
Tele Celular Sul Participacoes S.A.
  (Telecommunications) .........................          400           18,100
Tele Centro Oeste Celular Participacoes
  S.A., ADR (Telecommunications) ...............       42,650          511,800
Tele Centro Sul Participacoes S.A.
  (Telecommunications) .........................   15,323,683          155,532
Tele Centro Sul Participacoes S.A., ADR
  (Telecommunications) .........................        2,410          176,081
Tele Centro Sul Participacoes S.A.,
  Preferred (Telecommunications) ...............   10,169,600          147,214
Tele Norte Celular Participacoes S.A.,
  ADR (Cellular Telecommunications) ............        7,110          360,832
Tele Sudeste Celular Participacoes S.A.
  (Telecommunications) .........................        6,230          290,232
Telecomunicacoes de Sao Paulo S.A.
  (Telecommunications) .........................        2,760           76,454
Telemig Celular Participacoes S.A.,
  ADR (Telecommunications) .....................        5,060          361,790
Telesp Participacoes S.A., Preferred
  (Telecommunications) .........................        7,435          134,432
Uniao de Banco Brasiliero S.A.
  (Banks and Credit Cos.) ......................        7,790          223,962
                                                                  ------------
                                                                  $  5,054,893
                                                                  ------------
Chile -- 0.2%
Autofagasta Holdings PLC
  (Minerals) ...................................       17,460     $     93,756
                                                                  ------------
Croatia -- 0.4%
Pliva d.d. Co.
  (Medical and Health Products)* ...............        4,800     $     48,720
Pliva d.d. Co., GDR
  (Medical and Health Products) ................       10,900          110,635
                                                                  ------------
                                                                  $    159,355
                                                                  ------------
Czechoslovakia -- 0.6%
Cesky Telecom A.S.
  (Telecommunications)* ........................       14,640     $    243,756
                                                                  ------------
Dominican Republic -- 0.1%
Tricom S.A., ADR (Telecommunications)*..........        3,040     $     46,550
                                                                  ------------
Egypt -- 1.0%
Al Ahram Beverage Co. S.A., GDR
  (Beverages)* .................................        9,830     $    167,110
Egypt Mobile Phone
  (Telecommunications)* ........................        7,260          236,802
                                                                  ------------
                                                                  $    403,912
                                                                  ------------
Estonia -- 0.6%
AS Eesti Telekom, GDR
  (Telecommunications) .........................       11,755     $    239,788
                                                                  ------------


                                                                          13-EMS

Issuer                                                 Shares                Value
Foreign Stocks -- continued

Finland -- 0.5%
Sonera Group PLC(Telecommunications)                      4,600        $   207,592
                                                                       -----------
Greece -- 1.1%
Hellenic Telecommunication Organization
  S.A., GDR (Telecommunications) ............            12,060        $   295,618
STET Hellas Telecommunications S.A.,
  ADR (Telecommunications)* .................             8,620            171,323
                                                                       -----------
                                                                       $   466,941
                                                                       -----------
Hong Kong -- 7.4%
China Telecom Hong Kong Ltd.
  (Telecommunications)* .....................             3,710        $   659,684
China Telecom Ltd.
  (Telecommunications) ......................            57,000            502,726
HSBC Holdings PLC
  (Financial Services)* .....................            34,000            389,288
Li & Fung Ltd.
  (Consumer Goods and Services) .............           147,000            735,472
PetroChina Co. Ltd. (Oils) ..................         3,858,000            801,791
                                                                       -----------
                                                                       $ 3,088,961
                                                                       -----------
Hungary -- 0.9%
Magyar Tavkozlesi Rt., ADR
  (Telecommunications) ......................            10,805        $   372,097
                                                                       -----------
India -- 2.3%
Infosys Technologies Ltd.
  (Computer Software) .......................               960        $   170,160
Mahanagar Telephone Nigam Ltd.,
  GDR (Telecommunications)## ................            16,500            165,000
Reliance Industries Ltd.
  (Conglomerate)## ..........................            13,280            275,560
Satyam Infoway Ltd.
  (Computer -- Software)* ...................             3,220             71,645
Videsh Sanchar Nigam Ltd., GDR
  (Telecommunications)## ....................            18,410            280,752
                                                                       -----------
                                                                       $   963,117
                                                                       -----------
Israel -- 4.0%
Partner Communications Co. Ltd., ADR
  (Cellular Telephones)* ....................            35,580        $   338,010
Teva Pharmaceutical Industries Ltd.,
  ADR (Pharmaceuticals) .....................            18,210          1,009,517
Amdocs Ltd. (Telecommunciations)* ...........             4,480            343,840
                                                                       -----------
                                                                       $ 1,691,367
                                                                       -----------
Malaysia -- 2.1%
Malaysian Pacific Industries Berhad
  (Electronics) .............................            45,000        $   461,854
Resorts World Berhad (Entertainment) ........            32,000             87,581
Sime Darby Berhad (Holding Company)..........            69,000             88,613
Telekom Malaysia Berhad
  (Telecommunications) ......................            29,000             99,976
Unisem (M) Berhad (Electronics) .............            19,000            135,004
                                                                       -----------
                                                                       $   873,028
                                                                       -----------
Mexico -- 9.8%
Cifra S.A. de C.V. (Retail)* ................            77,110        $   181,002
Fomento Economico Mexicano
  (Beverages)* ..............................             3,130            134,786
Grupo Continential S.A.
  (Food and Beverage Products) ..............            73,200             74,383
Grupo Financiero Banorte S.A. de C.V.
  (Finance)* ................................           101,790            140,671
Grupo Iusacell S.A. de C.V.
  (Telecommunications)* .....................            26,800            418,750
Grupo Mexico S.A. (Metals)* .................            37,090            104,399

Issuer                                                 Shares                Value
Foreign Stocks -- continued
Mexico -- continued
Grupo Modelo S.A. de C.V. (Brewery) .........           100,130        $   232,494
Grupo Televisa S.A. de C.V., GDR
  (Entertainment)* ..........................             6,110            421,208
Kimberly-Clark de Mexico S.A. de C.V.
  (Consumer Products) .......................           118,920            338,356
Organiz Soriana S.A., "B" (Retail) * ........            84,040            334,759
Telefonos de Mexico S.A., ADR
  (Utilities -- Telephone) ..................            27,872          1,592,188
Tubos de Acero de Mexico S.A. (Steel) .......             5,030             69,791
Wal-Mart de Mexico S.A. de C.V.
  (Retail)* .................................             3,590             84,250
                                                                       -----------
                                                                       $ 4,127,037
                                                                       -----------
Peru -- 0.5%
Telefonica del Peru S.A., ADR
  (Telecommunications) ......................            17,580        $   199,972
                                                                       -----------
Philippines -- 0.8%
Philippine Long Distance Telephone Co.
  (Utilities -- Telephone) ..................            18,700        $   331,925
                                                                       -----------
Poland -- 1.7%
Polski Koncern Naftowy S.A., (Oils) .........            20,000        $   187,000
Polski Koncern Naftowy S.A., GDR
  (Oils)*## .................................            17,120            160,072
Telekomunikacja Polska S.A., GDR
  (Telecommunications)* .....................            50,700            347,295
                                                                       -----------
                                                                       $   694,367
                                                                       -----------
Russia -- 2.3%
Lukoil Oil Co., ADR (Oils) ..................             8,300        $   410,850
Surgutneftegaz Jsc (Oils) ...................            32,300            399,713
Tatneft (Oils) ..............................            17,700            173,681
                                                                       -----------
                                                                       $   984,244
                                                                       -----------
Singapore -- 6.1%
Chartered Semiconductor Manufacturing
  Co., ADR (Electronics)* ...................            12,230        $ 1,100,700
Datacraft Asia Ltd.
  (Telecommunications) ......................           100,000            880,000
DBS Bank, Ltd. (Banks and Credit Cos.).......               930              9,804
DBS Group Holdings Ltd. (Financial
  Services) .................................            13,000            167,159
Natsteel Electronics Ltd. (Electronics) .....           138,000            423,631
                                                                       -----------
                                                                       $ 2,581,294
                                                                       -----------
South Africa -- 7.6%
Anglo American Corp. (Mining) ...............             6,383        $   303,334
Anglo American PLC, ADR (Mining) ............             1,440             68,040
De Beers Centenary AG
  (Diamonds -- Precious Stones) .............            12,334            300,164
De Beers Consolidated Mines Ltd.
  (Mining) ..................................             3,700             89,956
Dimension Data Holdings Ltd.
  (Technology) ..............................            83,555            691,362
Imperial Holdings Ltd. (Conglomerate)* ......            31,137            253,505
Liberty Life Association of Africa Ltd.
  (Insurance) ...............................            22,443            213,507
Nedcor Ltd. (Banks and Credit Cos.)* ........            15,654            328,780
Sasol Ltd. (Oils) ...........................            57,470            385,676
South African Breweries Ltd. (Brewery) ......            39,946            298,122
South African Breweries Ltd., ADR
  (Brewery) .................................            34,320            250,607
                                                                       -----------
                                                                       $ 3,183,053
                                                                       -----------
South Korea -- 12.1%
Housing & Commercial Bank of Korea
  (Banks and Credit Cos.) ...................             8,900        $   208,350
Hyundai Electronics Industries Co.
  (Electronics) .............................            57,710          1,138,775


14-EMS

Portfolio of Investments (Unaudited) -- June 30, 2000

Issuer                                                Shares           Value
Foreign Stocks -- continued
South Korea -- continued
Korea Telecom Corp.
  (Telecommunications) ........................       18,720      $    905,580
Mirae Corp. (Electronics) .....................       79,500           324,090
Mirae Corp., ADR (Electronics) ................        3,340            25,885
Samsung Electro Mechanics Co.
  (Electronics) ...............................        2,600           163,010
Samsung Electronics (Electronics) .............        7,070         2,339,968
                                                                  ------------
                                                                  $  5,105,658
                                                                  ------------
Taiwan -- 13.6%
Acer, Inc., GDR (Computer Software --
   Systems) ...................................       44,310      $    407,652
Advanced Semiconducor, Inc., GDR
  (Electronics) ...............................       27,020           452,585
Far Eastern Textile Ltd., GDR (Textiles)* .....        9,270           114,485
R.O.C. Taiwan Fund (Closed End Fund)*..........      140,380         1,219,551
Ritek Corp. (Computer -- Software
  Systems)## ..................................       18,896           147,389
Siliconware Precision Inds Ltd
  (Electronics)* ..............................       77,300           715,025
Taipei Fund (Closed End Fund)* ................          176         1,673,936
Taiwan Semiconductor Manufacturing
  Co. Ltd., ADR (Electronics) .................       25,574           990,992
                                                                  ------------
                                                                  $  5,721,615
                                                                  ------------
Thailand -- 2.6%
Hana Microelectronics Public Co. Ltd.
  (Electronics) ...............................       27,800      $    205,926
Total Access Communications Public
  Co., Ltd., ADR (Telecommunications) .........      223,600           898,872
                                                                  ------------
                                                                  $  1,104,798
                                                                  ------------
Turkey -- 2.0%
Turkiye Garanti Bankasi (Banks and
  Credit Cos.)* ...............................   41,316,480      $    499,764
Vestel Electronic (Electronics)* ..............    1,122,300           339,383
                                                                  ------------
                                                                  $    839,147
                                                                  ------------
Venezuela -- 0.1%
Mavesa S.A. (Consumer Goods and
  Services) ...................................       13,850      $     43,281
                                                                  ------------
  Total Foreign Stocks ......................................     $ 38,877,784
                                                                  ------------
U.S. Stocks -- 0.5%
Oil Services -- 0.5%
Santa Fe International Corp. ..................        6,200      $    216,613
                                                                  ------------
  Total Stocks (Identified Cost, $38,199,177) ...............     $ 39,094,397
                                                                  ------------
Short-Term Obligations -- 4.9%

                                        Principal Amount
                                         (000 Omitted)
Federal Home Loan Bank, due 7/03/00,
  at Amortized Cost ................         $2,081        $ 2,080,240
                                                           -----------
  Total Investments (Identified Cost, $40,279,417) ...     $41,174,637
                                                           -----------
Other Assets,
   Less Liabilities -- 2.1%                                    862,256
                                                           -----------
  Net Assets -- 100.0% ...............................     $42,036,893
                                                           ===========

           See portfolio footnotes and notes to financial statements.


Portfolio of Investments (Unaudited) -- June 30, 2000
Global Asset Allocation Series
Stocks -- 58.2%

Issuer                                          Shares          Value
Foreign Stocks -- 33.1%
Australia -- 1.2%
Publishing & Broadcasting Ltd.
  (Broadcasting) ..........................    49,600      $    381,014
QBE Insurance Group Ltd. (Insurance)* .....   231,600         1,131,417
                                                           ------------
                                                           $  1,512,431
                                                           ------------
Bermuda -- 0.4%
FLAG Telecom Holdings Ltd.
  (Telecommunications)* ...................    11,810      $    175,674
Global Crossing Ltd.
  (Telecommunications)* ...................    14,080           370,480
                                                           ------------
                                                           $    546,154
                                                           ------------
Canada -- 2.1%
BCE, Inc. (Telecommunications) ............    15,408      $    365,543
Canadian National Railway Co.
  (Railroads) .............................    32,500           948,594
Exfo Electro Optical Engineering Inc.
  (Telecommunications)* ...................       150             6,581
Nortel Networks Corp.
  (Telecommunications) ....................    15,084         1,029,483
Nortel Networks Corp.
  (Telecommunications) ....................     5,037           349,645
                                                           ------------
                                                           $  2,699,846
                                                           ------------
Finland -- 1.2%
Helsingin Puhelin Oyj
  (Telecommunications) ....................    14,000      $  1,371,188
Sonera Oyj (Telecommunications) ...........     3,510           159,993
                                                           ------------
                                                           $  1,531,181
                                                           ------------
France -- 3.4%
Aventis S.A. (Pharmaceuticals) ............     6,120      $    446,633
Banque Nationale de Paris (Banks and
  Credit Cos.) ............................     6,700           644,699
Business Objects S.A., ADR (Computer
  Software -- Systems)* ...................       430            37,894
Sanofi-Synthelabo S.A. (Medical and
  Health Products) ........................    20,500           976,508
Technip S.A. (Construction) ...............     4,700           568,455
Television Francise (Entertainment)* ......     3,500           243,900
Total S.A., "B" (Oils) ....................     4,775           732,049
Vivendi S.A. (Business Services) ..........     7,100           626,595
                                                           ------------
                                                           $  4,276,733
                                                           ------------
Hong Kong -- 0.1%
China Telecom Ltd.
  (Telecommunications) ....................    14,000      $    123,477
                                                           ------------
Israel -- 0.3%
Check Point Software Technologies Ltd.
  (Computer Software -- Services)* ........       880      $    186,340
Partner Communications Co. Ltd., ADR
  (Cellular Telephones)* ..................    18,045           171,427
                                                           ------------
                                                           $    357,767
                                                           ------------
Italy -- 0.5%
Telecom Italia Mobile S.p.A., Saving
  Shares (Telecommunications) .............   128,400      $    645,947
                                                           ------------
Japan -- 6.9%
Canon, Inc. (Special Products and
  Services) ...............................    30,000      $  1,493,213
Daiwa Securities Group, Inc. (Banks and
  Credit Cos.) ............................    16,000           211,161
Fast Retailing Co. (Retail) ...............     2,200           920,814
Fujitsu Ltd. (Computer Hardware --
  Systems) ................................    18,000           622,737
Hitachi Ltd. (Electronics) ................    99,000         1,427,885


                                                                          15-GAA

Issuer                                                                              Shares                Value
Foreign Stocks -- continued
Japan -- continued
Mitsubishi Electric Corp. (Electronics) ..................................           36,000         $    389,593
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) ...............................................               48              638,009
NTT Mobile Communications Network,
  Inc. (Telecommunications) ..............................................               68            1,839,744
Sony Corp. (Electronics) .................................................            3,000              279,977
Tokyo Broadcasting System, Inc.
  (Entertainment) ........................................................           14,000              604,449
Toshiba Corp. (Electronics) ..............................................           21,000              236,963
                                                                                                    ------------
                                                                                                    $  8,664,545
                                                                                                    ------------
Mexico -- 0.5%
Grupo Iusacell S. A. de C. V., ADR
  (Telecommunications)* ..................................................            7,290         $    113,906
Grupo Television S.A. de C.V., GDR
  (Entertainment)* .......................................................            6,100              420,519
Telefonos de Mexico S.A., ADR
  (Utilities -- Telephone) ...............................................            1,630               93,114
                                                                                                    ------------
                                                                                                    $    627,539
                                                                                                    ------------
Netherlands -- 4.0%
Akzo Nobel N.V. (Chemicals) ..............................................           27,700         $  1,176,688
ASM Lithography Holding N.V.
  (Computer Software -- Systems)* ........................................            2,200               97,075
Completel Europe N.V.
  (Telecommunications)* ..................................................              790                9,804
ING Groep N.V. (Financial Services)* .....................................           12,157              821,639
Koninklijke Kpn N.V.
  (Telecommunications)* ..................................................           18,818              841,598
Libertel N.V. (Cellular Telephones)* .....................................           17,690              269,346
Philips Electronics N.V. (Electronics) ...................................           18,400              867,693
Royal Dutch Petroleum Co. (Oils) .........................................           12,000              745,733
Versatel Telecommunications N.V.
  (Telecommunications)* ..................................................            4,080              171,370
                                                                                                    ------------
                                                                                                    $  5,000,946
                                                                                                    ------------
Norway -- 0.1%
Schibsted ASA (Publishing) ...............................................            4,140         $     76,738
                                                                                                    ------------
Portugal -- 0.3%
Telecel -- Comunicacoes Pessoais, S.A.
  (Telecommunications)* ..................................................           28,000         $    424,988
                                                                                                    ------------
Singapore -- 1.6%
Chartered Semiconductor Manufacturing
  Co., ADR (Electronics)* ................................................            2,860         $    257,400
Flextronics International Ltd.*, (Electronic
  Services) ..............................................................            5,220              358,549
Overseas Union Bank Ltd. (Banks and
  Credit Cos.) ...........................................................          152,248              590,826
Overseas-Chinese Banking Corp. Ltd.
  (Banks and Credit Cos.) ................................................           64,000              441,124
Singapore Press Holdings Ltd. (Printing
  and Publishing) ........................................................           21,000              328,410
                                                                                                    ------------
                                                                                                    $  1,976,309
                                                                                                    ------------
South Korea -- 0.3%
Samsung Electronics (Electronics) ........................................            1,200         $    397,166
                                                                                                    ------------
Spain -- 0.4%
Repsol S.A. (Oils) .......................................................           24,300         $    483,653
                                                                                                    ------------
Sweden -- 1.0%
Ericsson LM, ADR (Telecommunications)                                                 7,080         $    141,600
Saab AB, "B" (Aerospace) .................................................          128,700            1,080,409
Tele1 Europe Holdings AB
  (Telecommunications)* ..................................................              640                7,841
                                                                                                    ------------
                                                                                                    $  1,229,850
                                                                                                    ------------

Issuer                                                                              Shares                Value
Foreign Stocks -- continued
Switzerland -- 0.8%
Novartis AG (Medical and Health
  Products) ..............................................................              605         $    958,621
                                                                                                    ------------
United Kingdom -- 8.0%
AstraZeneca Group PLC (Medical and
  Health Products) .......................................................           16,258         $    756,186
BAE Systems PLC (Aerospace)* .............................................          102,650              639,706
BP Amoco PLC (Oils)* .....................................................           77,200              740,339
BP Amoco PLC, ADR (Oils) .................................................            7,160              404,987
Cable & Wireless Communications PLC,
  ADR (Telecommunications) ...............................................           49,050              830,220
Carlton Communicatons PLC
  (Broadcasting)* ........................................................           59,600              766,284
CGU PLC (Insurance)* .....................................................           51,787              861,664
Diageo PLC (Food and Beverage
  Products)* .............................................................           63,626              570,708
Next PLC (Retail) ........................................................           59,200              517,576
Reckitt Benckiser PLC (Consumer Goods
  and Services) ..........................................................           43,100              482,429
Royal Bank of Scotland PLC (Banks and
  Credit Cos.)* ..........................................................           37,714              630,931
United News & Media PLC
  (Broadcasting) .........................................................           66,500              955,586
Vodafone AirTouch PLC
  (Telecommunications)* ..................................................          464,168            1,874,609
                                                                                                    ------------
                                                                                                    $ 10,031,225
                                                                                                    ------------
  Total Foreign Stocks ..........................................................................   $ 41,565,116
                                                                                                    ------------
U.S. Stocks -- 25.1%
Aerospace -- 0.4%
Boeing Co. ...............................................................           11,340         $    474,154
                                                                                                    ------------
Automotive -- 0.2%
Capstone Turbine Corp.* ..................................................               20         $        901
Harley-Davidson, Inc. ....................................................            5,900              227,150
                                                                                                    ------------
                                                                                                    $    228,051
                                                                                                    ------------
Banks and Credit Companies -- 0.1%
Wells Fargo Co. ..........................................................            2,290         $     88,738
                                                                                                    ------------
Biotechnology -- 0.4%
Pharmacia Corp. ..........................................................            5,328         $    275,391
Waters Corp.* ............................................................            1,680              209,685
                                                                                                    ------------
                                                                                                    $    485,076
                                                                                                    ------------
Business Machines -- 0.2%
Seagate Technology, Inc.* ................................................            1,540         $     84,700
Sun Microsystems, Inc.* ..................................................            1,850              168,234
                                                                                                    ------------
                                                                                                    $    252,934
                                                                                                    ------------
Business Services -- 0.3%
BEA Systems, Inc.* .......................................................            1,880         $     92,943
Computer Sciences Corp.* .................................................            4,150              309,953
Nextel Partners, Inc.* ...................................................            1,570               51,123
                                                                                                    ------------
                                                                                                    $    454,019
                                                                                                    ------------
Cellular Telephones -- 0.5%
Sprint Corp. (PCS Group)* ................................................           10,780         $    641,410
                                                                                                    ------------
Computer Services
Stratos Lightwave Inc.* ..................................................               20         $        558
                                                                                                    ------------
Computer Software -- Personal
  Computers -- 0.6%
Mercury Interactive Corp.* ...............................................              940         $     90,945
Microsoft Corp.* .........................................................            8,380              670,400
                                                                                                    ------------
                                                                                                    $    761,345
                                                                                                    ------------
Computer Software -- Services -- 0.4%
EMC Corp.* ...............................................................            5,720         $    440,083


16-GAA

Portfolio of Investments (Unaudited) -- June 30, 2000

Issuer                                                                            Shares                Value
U.S. Stocks -- continued
Computer Software -- Services -- continued
Informatica Corp.* .....................................................              50          $      4,097
TIBCO Software, Inc.* ..................................................           1,200               128,681
                                                                                                  ------------
                                                                                                  $    572,861
                                                                                                  ------------
Computer Software -- Systems -- 2.4%
Agile Software Corp.* ..................................................             160          $     11,310
Ariba, Inc.* ...........................................................             700                68,633
BMC Software, Inc.* ....................................................           5,670               206,866
Cadence Design Systems, Inc.* ..........................................          10,820               220,457
Compuware Corp.* .......................................................           8,810                91,404
Comverse Technology, Inc.* .............................................           1,990               185,070
Digex, Inc.* ...........................................................           1,860               126,364
E.piphany, Inc.* .......................................................           1,100               117,906
Foundry Networks, Inc.* ................................................              80                 8,800
I2 Technologies, Inc.* .................................................             750                78,199
MMC Networks, Inc.* ....................................................             560                29,925
Oracle Corp.* ..........................................................          14,050             1,181,078
Rational Software Corp.* ...............................................           1,330               123,607
Siebel Systems, Inc.* ..................................................             670               109,587
Storagenetworks Inc.* ..................................................              50                 4,513
VERITAS Software Corp.* ................................................           3,070               346,958
Vitria Technology, Inc.* ...............................................           1,025                62,653
                                                                                                  ------------
                                                                                                  $  2,973,330
                                                                                                  ------------
Conglomerates -- 0.4%
Tyco International Ltd. ................................................          11,126          $    527,094
                                                                                                  ------------
Consumer Products -- 0.2%
RadioShack Corp.* ......................................................           6,540          $    309,832
                                                                                                  ------------
Consumer Goods and Services -- 0.2%
Colgate-Palmolive Co. ..................................................           3,850          $    230,519
                                                                                                  ------------
Electronics -- 4.0%
Altera Corp.* ..........................................................           2,260          $    230,379
Analog Devices, Inc.* ..................................................           5,300               402,800
DuPont Photomasks, Inc.* ...............................................           1,170                80,145
Fairchild Semiconductor
  International Co.* ...................................................           1,220                49,410
Helix Technology Corp. .................................................           1,510                58,890
Intel Corp. ............................................................           5,630               752,661
KLA-Tencor Corp.* ......................................................           1,230                72,032
Lam Research Corp.* ....................................................           4,290               160,875
LSI Logic Corp.* .......................................................           3,160               171,035
Micron Technology, Inc.* ...............................................          18,300             1,611,544
Novellus Systems, Inc.* ................................................           4,580               259,056
Photronics, Inc.* ......................................................           2,110                59,871
Sanmina Corp.* .........................................................           1,880               160,740
SCI Systems, Inc. ......................................................             400                15,675
Solectron Corp.* .......................................................           2,380                99,662
Tektronix, Inc. ........................................................           3,730               276,020
Teradyne, Inc.* ........................................................           1,800               132,300
Varian Semiconductor Equipment
  Associates, Inc.* ....................................................           3,490               219,216
Veeco Instruments, Inc.* ...............................................           2,960               216,820
                                                                                                  ------------
                                                                                                  $  5,029,131
                                                                                                  ------------
Entertainment -- 1.3%
Clear Channel Communications, Inc.* ....................................           6,775          $    508,125
Infinity Broadcasting Corp., "A"* ......................................          14,840               540,732
Time Warner, Inc. ......................................................           3,940               299,440
Viacom, Inc., "B"* .....................................................           3,827               260,954
                                                                                                  ------------
                                                                                                  $  1,609,251
                                                                                                  ------------
Financial Institutions -- 1.1%
Associates First Capital Corp., "A" ....................................           3,970          $     88,581
Citigroup, Inc. ........................................................           6,310               380,177
Donaldson, Lufkin & Jenrette, Inc. .....................................           1,970                83,602

Issuer                                                                            Shares                Value
U.S. Stocks -- continued
Financial Institutions -- continued
Federal National Mortgage Assn. ........................................           2,710          $    141,428
Financial Federal Corp.* ...............................................           4,570                79,404
Goldman Sachs Group, Inc. ..............................................             990                93,926
Merrill Lynch & Co., Inc. ..............................................           2,230               256,450
Morgan Stanley Dean Witter & Co. .......................................           3,350               278,888
                                                                                                  ------------
                                                                                                  $  1,402,456
                                                                                                  ------------
Industrial -- 0.1%
Thermo Electron Corp.* .................................................           4,510          $     94,992
                                                                                                  ------------
Insurance -- 0.8%
American International Group, Inc. .....................................           2,000          $    235,000
Gallagher (Arthur J.) & Co. ............................................           3,910               164,220
Hartford Financial Services Group, Inc. ................................           6,390               357,440
Marsh & McLennan Cos., Inc. ............................................           2,390               249,606
                                                                                                  ------------
                                                                                                  $  1,006,266
                                                                                                  ------------
Internet -- 0.9%
Allaire Corp.* .........................................................             590          $     21,683
Interwoven, Inc.* ......................................................             230                25,296
Selectica, Inc.* .......................................................             510                35,732
VeriSign, Inc.* ........................................................           5,821             1,027,406
                                                                                                  ------------
                                                                                                  $  1,110,117
                                                                                                  ------------
Machinery -- 0.2%
Deere & Co., Inc. ......................................................           5,520          $    204,240
                                                                                                  ------------
Medical and Health Products -- 0.7%
American Home Products Corp. ...........................................           4,150          $    243,812
Bristol-Myers Squibb Co. ...............................................           5,680               330,860
Pfizer, Inc. ...........................................................           7,232               347,136
                                                                                                  ------------
                                                                                                  $    921,808
                                                                                                  ------------
Medical and Health Technology
  and Services -- 0.3%
Celera Genomics Co.* ...................................................             510          $     47,685
Health Management Associates,
  Inc., "A"* ...........................................................          13,070               170,727
PE Corp.- PE Biosystems Group ..........................................           2,580               169,957
                                                                                                  ------------
                                                                                                  $    388,369
                                                                                                  ------------
Oil Services -- 1.0%
Baker Hughes, Inc. .....................................................           7,710          $    246,720
Cooper Cameron Corp.* ..................................................           2,210               145,860
Global Marine, Inc.* ...................................................          12,490               352,062
Halliburton Co. ........................................................           5,730               270,384
Noble Drilling Corp.* ..................................................           4,010               165,162
Weatherford International, Inc.* .......................................           2,000                79,625
                                                                                                  ------------
                                                                                                  $  1,259,813
                                                                                                  ------------
Oils -- 0.8%
Conoco, Inc., "A" ......................................................           9,450          $    207,900
EOG Resources, Inc. ....................................................           2,670                89,445
Santa Fe International Corp. ...........................................           9,300               324,919
Transocean Sedco Forex, Inc. ...........................................           7,310               390,628
                                                                                                  ------------
                                                                                                  $  1,012,892
                                                                                                  ------------
Pharmaceuticals
Sepracor, Inc.* ........................................................             420          $     50,663
                                                                                                  ------------
Restaurants and Lodging -- 0.1%
Cendant Corp.* .........................................................           7,540          $    105,560
                                                                                                  ------------
Retail -- 1.0%
Best Buy Co., Inc.* ....................................................           1,300          $     82,225
CVS Corp. ..............................................................          12,590               503,600
Home Depot, Inc. .......................................................           1,530                76,404
Office Depot, Inc.* ....................................................           8,370                52,313
Wal-Mart Stores, Inc. ..................................................           8,580               494,422
                                                                                                  ------------
                                                                                                  $  1,208,964
                                                                                                  ------------


                                                                          17-GAA

Issuer                                                 Shares             Value
U.S. Stocks -- continued
Supermarkets -- 0.4%
Safeway, Inc.* ...............................   10,830              $    488,704
                                                                     ------------
Telecommunications -- 5.2%
Allegiance Telecom, Inc.* ....................    2,390              $    152,960
Amdocs Ltd.* .................................    1,300                    99,775
American Tower Corp., "A"* ...................    3,780                   157,579
AT&T Corp., "A"* .............................   12,250                   297,062
Cabletron Systems, Inc.* .....................    9,440                   238,360
Cisco Systems, Inc.* .........................   18,240                 1,159,380
Copper Mountain Networks, Inc.* ..............      650                    57,281
Corning, Inc. ................................    4,130                 1,114,584
Cox Communications, Inc.* ....................    6,920                   315,292
EchoStar Communications Corp.* ...............    1,260                    41,718
Emulex Corp.* ................................      860                    56,491
Metromedia Fiber Network, Inc., "A"* .........   11,650                   462,359
MGC Communications, Inc.* ....................    1,530                    91,704
NEXTEL Communications, Inc.* .................    4,360                   266,778
Nextlink Communications, Inc., "A"* ..........    3,720                   141,128
NTL, Inc.* ...................................   18,799                 1,125,590
Qwest Communications International,
  Inc.* ......................................    2,100                   104,344
Spectrasite Holdings, Inc.* ..................    2,960                    83,990
Time Warner Telecom, Inc.* ...................    3,270                   210,506
UnitedGlobalCom, Inc.* .......................    3,460                   161,755
Williams Communications Group, Inc.* .........    2,790                    92,593
Winstar Communications, Inc.* ................    2,515                    85,196
                                                                     ------------
                                                                     $  6,516,425
                                                                     ------------
Telecommunications and Cable -- 0.4%
Comcast Corp., "A"* ..........................   11,370              $    460,485
                                                                     ------------
Utilities -- Electric -- 0.5%
AES Corp.* ...................................   12,710              $    579,894
                                                                     ------------
  Total U.S. Stocks ............................................     $ 31,449,951
                                                                     ------------
  Total Stocks (Identified Cost, $62,377,470) ..................     $ 73,015,067
                                                                     ------------
Bonds -- 35.5%

                                                 Principal Amount
                                                   (000 Omitted)
U.S. Bonds -- 22.3%
Building -- 0.6%
American Standard, Inc., 7.375s, 2008 .....        $  675       $    612,562
Williams Scotsman, Inc., 9.875s, 2007 .....           200            180,000
                                                                ------------
                                                                $    792,562
                                                                ------------
Consumer Goods and Services -- 0.1%
Kindercare Learning Centers, Inc.,
  9.5s, 2009 ..............................        $  100       $     92,000
                                                                ------------
Container, Forest and Paper Products -- 1.2%
Ball Corp., 8.25s, 2008 ...................        $  250       $    233,750
Gaylord Container Corp., 9.75s, 2007 ......           125             97,500
Riverwood International Corp.,
  10.25s, 2006 ............................           675            641,250
Silgan Holdings, Inc., 9s, 2009 ...........           500            472,500
                                                                ------------
                                                                $  1,445,000
                                                                ------------
Energy -- 1.0%
P&L Coal Holdings Corp., 8.875s, 2008 .....        $  675       $    639,562
P&L Coal Holdings Corp., 9.625s, 2008 .....           650            602,875
                                                                ------------
                                                                $  1,242,437
                                                                ------------
Federal National Mortgage Association -- 6.6%
FNMA, 7.25s, 2010 .........................        $8,165       $  8,247,222
                                                                ------------
Food and Beverage Products -- 0.4%
Borden, Inc., 9.25s, 2019### ..............        $  530       $    492,132
                                                                ------------

                                                  Principal Amount
Issuer                                              (000 Omitted)          Value
U.S. Bonds -- continued
Industrial -- 0.2%
IMO Industries, Inc., 11.75s, 2006 ...........   $    250             $    250,000
                                                                      ------------
Media -- 1.3%
Chancellor Media Corp., 8s, 2008 .............   $    675             $    677,531
CSC Holdings, Inc., 9.25s, 2005 ..............        250                  251,250
Echostar DBS Corp., 9.375s, 2009 .............        675                  651,375
                                                                      ------------
                                                                      $  1,580,156
                                                                      ------------
Telecommunications -- 0.2%
Western Wireless Corp., 10.5s, 2007 ..........   $    250             $    257,500
                                                                      ------------
Telecom -- Wire Less -- 0.5%
Crown Castle International Corp., 10.75s,
  2011 .......................................   $    650             $    659,750
                                                                      ------------
U.S. Treasury Obligations -- 10.2%
U.S. Treasury Bonds, 6.125s, 2029 ............   $     94             $     94,940
U.S. Treasury Notes, 5.5s, 2008### ...........      3,782                3,620,093
U.S. Treasury Notes, 6s, 2009 ................      9,207                9,133,620
                                                                      ------------
                                                                      $ 12,848,653
                                                                      ------------
  Total U.S. Bonds ......................................             $ 27,907,412
                                                                      ------------
Foreign Bonds -- 13.2%
Argentina -- 0.1%
Republic of Argentina, 0s, 2001 ..............   $    150             $    132,375
                                                                      ------------
Bermuda -- 0.5%
Global Crossing Holdings Ltd., 9.625s,
  2008 (Telecommunications) ..................   $    675             $    658,125
                                                                      ------------
Brazil -- 0.5%
Banco Naciona de Desenvolvi, 12.554s,
  2008 (Banks and Credit Cos.) ...............   $    280             $    261,800
Federal Republic of Brazil, 5s, 2014 .........        154                  113,333
Federal Republic of Brazil, 6s, 2024 .........        213                  138,727
Federal Republic of Brazil, 12.25s, 2030              140                  128,800
                                                                      ------------
                                                                      $    642,660
                                                                      ------------
Bulgaria -- 0.3%
National Republic of Bulgaria, 7.063s,
  2024 .......................................   $    390             $    311,955
                                                                      ------------
France -- 0.4%
Republic of France, 4s, 2002 ................ EUR     548             $    515,431
                                                                      ------------
Germany -- 0.7%
Federal Republic of Germany, 5.375s,
  2010 ...................................... EUR     942            $    907,776
                                                                      ------------
Grand Cayman Islands -- 0.3%
Pemex Finance Ltd., 9.69s, 2009
  (Industrial) ...............................   $    290             $    306,530
                                                                      ------------
Greece -- 0.7%
Republic of Greece, 6s, 2006 ................ GRD 307,800             $    867,946
                                                                      ------------
Italy -- 1.6%
Republic of Italy, 4s, 2004 ................. EUR     662            $    602,783
Republic of Italy, 5.5s, 2010 ................        888                  844,888
Republic of Italy, 6s, 2031 ..................        544                  531,766
                                                                      ------------
                                                                      $  1,979,437
                                                                      ------------
Mexico -- 0.1%
United Mexican States, 9.875s, 2010 ..........   $    117             $    122,265
United Mexican States, 11.375s, 2016 .........         50                   57,625
                                                                      ------------
                                                                      $    179,890
                                                                      ------------
Morocco -- 0.1%
Kingdom of Morocco, 7.75s, 2009 ..............   $    150             $    134,250
                                                                      ------------
Netherlands -- 0.6%
Netia Holdings B.V., 10.25s, 2007 ............   $    245             $    202,125
United Pan Europe 10.875s, 2009
  (Telecommunications) .......................        650                  552,500
                                                                      ------------
                                                                      $    754,625
                                                                      ------------


18-GAA

Portfolio of Investments (Unaudited) -- June 30, 2000

                                                Principal Amount
Issuer                                            (000 Omitted)    Value
Foreign Bonds -- continued
Panama -- 0.1%
Republic of Panama, 4s, 2016 .................       $    87   $     71,953
Republic of Panama, 8.875s, 2027 .............            85         71,719
                                                               ------------
                                                               $    143,672
                                                               ------------
Qatar -- 0.2%
State of Qatar, 9.75s, 2030## ................       $   255   $    250,537
                                                               ------------
South Korea -- 0.2%
Hanvit Bank, 12.75s, 2010 (Banks &
  Credit Cos.)## .............................       $   190   $    188,812
Chohung Bank, 11.5s, 2010 (Banks &
  Credit Cos.)## .............................           100         96,250
                                                               ------------
                                                               $    285,062
                                                               ------------
Turkey -- 0.1%
Republic of Turkey, 11.75s, 2010 .............       $   124   $    126,641
Republic of Turkey, 11.875s, 2030 ............            28       29,785
                                                               ------------
                                                               $    156,426
                                                               ------------
United Kingdom -- 6.7%
Colt Telecom Group PLC, 8.875s, 2007
  (Telecommunications) .......................     DEM   300   $    140,494
OTE PLC, 6.125s, 2007 (Industrial)## .........     EUR   525        492,495
Polestar Corp. PLC, 10.5s, 2008
  (Printing) .................................     GBP   250        351,055
United Kingdom Treasury, 7.25s, 2007 .........         4,425      7,397,623
                                                               ------------
                                                               $  8,381,667
                                                               ------------
  Total Foreign Bonds ....................................     $ 16,608,364
                                                               ------------
  Total Bonds (Identified Cost, $45,090,337) .............     $ 44,515,776
                                                               ------------
Preferred Stock -- 0.5%

                                                        Shares
Media -- 0.5%
Primedia, Inc., 8.625%, (Printing &
  Publishing)* (Identified Cost,
  $742,500)...................................         7,500   $    645,000
                                                               ------------
Call Options Purchased -- 0.1%

                                             Principal Amount
                                               of Contracts
Issuer/Expiration Month/Strike Price          (000 Omitted)
Australian Dollars/July/0.585 ..........    AUD          2,402   $     12,404
Japanese Yen/July/105 ..................    JPY        593,785         38,002
Mexican Pesos/July/10.199 ..............    MXN         29,355         91,706
                                                                 ------------
  Total Call Options Purchased
    (Premiums Paid, $134,421) ..............................     $    142,112
                                                                 ------------
Put Options Purchased -- 0.4%
Australian Dollars/August/0.66 .........    AUD          4,383   $        421
Euro/August/1.07 .......................    EUR          3,587            136
Euro/August/1.04 .......................                 4,184          1,448
Euro/September/0.99 ....................                 6,955         75,681
Japanese Yen/July/108 ..................    JPY        642,310         21,838
Japanese Yen/July/103 ..................               592,488         37,919
Japanese Yen/August/102 ................               602,573         91,591
Japanese Yen/September/105 .............               643,107        124,120
Japanese Yen/January/130 ...............                29,532            591
British Pounds/August/0.62 .............    GBP          4,155         88,198
British Pounds/August/0.615 ............                 4,156         76,303
                                                                 ------------
  Total Put Options Purchased
    (Premiums Paid, $629,118) ..............................     $    518,246
                                                                 ------------

                                         Principal Amount
Issuer                                    (000 Omitted)           Value
Short-Term Obligations -- 4.8%
Federal Home Loan Bank, due 7/03/00,
  at Amortized Cost ................   $    6,033            $  6,030,798
                                                             ------------
  Total Investments
    (Identified Cost, $115,004,644) ....................     $124,866,999
                                                             ------------
Call Options Written -- (0.1)%         Principal Amount

                                               of Contracts
Issuer/Expiration Month/Strike Price          (000 Omitted)
Australian Dollars/August/0.61 .........    AUD          4,051     $   (109,429)
Australian Dollars/May/0.555 ...........                 2,012          (10,372)
Canadian Dollars/September/1.4 .........    CAD          7,511             (511)
Japanese Yen/September/93.25 ...........    JPY        646,398          (36,845)
                                                                   ------------
  Total Call Options Written
    (Premiums Received $275,437) ...........................       $   (157,157)
                                                                   ------------
Put Options Written
Canadian Dollars/July/1.50 .............    CAD             59     $     (7,715)
Canadian Dollars/August/1.49 ...........                    59          (14,979)
Euro/August/1.12 .......................    EUR          4,506               (5)
Japanese Yen/July/108 ..................    JPY        642,310          (21,839)
                                                                   -------------
  Total Put Options Written
    (Premiums Received $128,196) ...........................       $    (44,538)
                                                                   -------------
Other Assets,
   Less Liabilities -- 0.6%                                             792,459
                                                                   -------------
  Net Assets -- 100.0% .....................................       $125,457,763
                                                                   =============


           See portfolio footnotes and notes to financial statements.


                                                                          19-GAA

Portfolio of Investments (Unaudited) -- June 30, 2000
Global Governments Series
Bonds -- 74.0%

                                                                       Principal Amount
Issuer                                                                  (000 Omitted)        Value
Foreign Bonds -- 44.7%
Australia -- 0.6%
Commonwealth of Australia, 6.75s, 2006..................................    AUD     642   $   396,740
                                                                                          -----------
Canada -- 3.0%
Government of Canada, 5.25s, 2008 ......................................      $     737   $   655,389
Government of Canada, 5.5s, 2009 .......................................    CAD   1,969     1,300,844
                                                                                          -----------
                                                                                          $ 1,956,233
                                                                                          -----------
Denmark -- 1.5%
Kingdom of Denmark, 7s, 2007 ...........................................    DKK   7,008   $   962,525
                                                                                          -----------
France -- 2.3%
Republic of France, 4s, 2009 ...........................................    EUR   1,720   $ 1,481,850
                                                                                          -----------
Germany -- 15.9%
Federal Republic of Germany, 8s, 2002 ..................................    EUR   2,100   $ 2,116,821
Federal Republic of Germany,
  6.75s, 2004 ..........................................................          4,247     4,284,574
Federal Republic of Germany,
  4.75s, 2008 ..........................................................          1,556     1,439,553
Federal Republic of Germany,
  4.5s, 2009 ...........................................................          2,768     2,509,683
                                                                                          -----------
                                                                                          $10,350,631
                                                                                          -----------
Greece -- 1.8%
Hellenic Republic, 8.9s, 2003 ..........................................    GRD  43,800   $   132,573
Hellenic Republic, 8.7s, 2005 ..........................................        210,000       657,529
Hellenic Republic, 8.6s, 2008 ..........................................        120,000       390,521
                                                                                          -----------
                                                                                          $ 1,180,623
                                                                                          -----------
Italy -- 7.1%
Republic of Italy, 5s, 2008 ............................................    EUR   4,991   $ 4,612,063
                                                                                          -----------
Japan -- 2.9%
Development Bank of Japan, 1.75s, 2010
  (Banks and Credit Cos.) ..............................................    JPY  61,000   $   572,680
Japan Bank for International
  Cooperation, 7.125s, 2005 (Banks and
  Credit Cos.) .........................................................      $   1,310     1,310,197
                                                                                          -----------
                                                                                          $ 1,882,877
                                                                                          -----------
Mexico -- 0.5%
United Mexican States, 9.875s, 2010 ....................................      $     301   $   314,545
                                                                                          -----------
Supra-National -- 2.1%
International Bank for Reconstruction &
  Development, 2s, 2008 (Banks and
  Credit Cos.) .........................................................    JPY 141,400   $ 1,384,890
                                                                                          -----------
Sweden -- 1.4%
Kingdom of Sweden, 6s, 2005 ............................................    SEK   2,100   $   244,777
Kingdom of Sweden, 9s, 2009 ............................................          4,600       655,423
                                                                                          -----------
                                                                                          $   900,200
                                                                                          -----------
United Kingdom -- 5.6%
UK Treasury, 7s, 2002 ..................................................    GBP     736   $ 1,133,726
UK Treasury, 7.25s, 2007 ...............................................            774     1,293,957
UK Treasury, 8s, 2015 ..................................................            438       881,726
UK Treasury, 6s, 2028 ..................................................            198       373,590
                                                                                          -----------
                                                                                          $ 3,682,999
                                                                                          -----------
  Total Foreign Bonds ...............................................................     $29,106,176
                                                                                          -----------
U.S. Bonds -- 29.3%
U.S. Treasury Bonds, 6.25s, 2023 .......................................      $   3,886   $ 3,917,554
U.S. Treasury Notes, 8s, 2001 ..........................................          4,146     4,197,162
U.S. Treasury Notes, 6.75s, 2005 .......................................          2,540     2,599,131
U.S. Treasury Notes, 6.125s, 2007 ......................................          5,176     5,141,217
U.S. Treasury Notes, 5.5s, 2009 ........................................          1,332     1,274,551
U.S. Treasury Notes, 4.25s, 2010 .......................................            592       600,718

                                                                             Principal Amount
Issuer                                                                        (000 Omitted)            Value
U.S. Bonds -- continued
U.S. Treasury Notes, 6.5s, 2010 ........................................   $    1,258            $ 1,301,049
                                                                                                 -----------
  Total U.S. Bonds ...........................................................................   $19,031,382
                                                                                                 -----------
  Total Bonds
    (Identified Cost, $48,696,559) ...........................................................   $48,137,558
                                                                                                 -----------
Call Options Purchased

                                             Principal Amount
                                              of Contracts
Issuer/Expiration Month/Strike Price          (000 Omitted)
Japanese Yen/July/105
  (Premiums Paid, $38,452).............   JPY   309,381        19,800
Put Options Purchased -- 0.2%
Japanese Government Bonds/August/
  132.49 ..............................   JPY 1,000,000   $   104,166
Japanese Yen/July/103 .................         307,675        19,691
Japanese Yen/July/108 .................         348,283        11,842
Japanese Yen/Euro/January/130 .........          18,245           365
                                                          -----------
  Total Put Options Purchased
    (Premiums Paid, $161,170) .......................     $   136,064
                                                          -----------
Short-Term Obligations -- 26.8%
                                             Principal Amount
Issuer                                    (000 Omitted)
Federal Home Loan Bank, due 7/03/00,
  at Amortized Cost ...................   $ 17,393               $17,386,652
                                                                 -----------
  Total Investments
    (Identified Cost, $66,282,833) .........................     $65,680,074
                                                                 -----------
Call Options Written

                                      Principal Amount
                                        of Contracts
Issuer/Expiration Month/Strike Price   (000 Omitted)
Australian Dollars/May/0.555 ...........   AUD     1,051    $    (5,419)
Canadian Dollars/September/1.4 .........   CAD     5,368           (365)
                                                            -----------
  Total Call Options Written
    (Premiums Received $44,714) ......................      $    (5,784)
                                                            -----------
Put Options Written -- (0.1)%
Japanese Government Bonds/August/
  132.49 ...............................   JPY 1,000,000    $   (79,657)
Japanese Yen/July/108 ..................         348,283        (11,842)
                                                            -----------
  Total Put Options Written
    (Premiums Received $130,114) .....................      $   (91,499)
                                                            -----------
Other Assets,
   Less Liabilities -- (0.9)% ........................         (553,706)
                                                            -----------
  Net Assets -- 100.0% ...............................      $65,029,085
                                                                   ===========


           See portfolio footnotes and notes to financial statements.


20-GGS

Portfolio of Investments (Unaudited) -- June 30, 2000
Global Total Return Series
Stocks -- 60.7%

Issuer                                                 Shares                Value
Foreign Stocks -- 45.5%
Australia -- 2.1%
Australia & New Zealand Banking Group
  Ltd. (Banks and Credit Cos.)* .............           56,717         $    434,329
QBE Insurance Group Ltd. (Insurance)* .......          291,455            1,423,822
Telstra Corp. Ltd. (Telecommunications) .....           75,200              304,792
                                                                       ------------
                                                                       $  2,162,943
                                                                       ------------
Canada -- 2.2%
BCE, Inc. (Telecommunications) ..............            9,400         $    223,838
Canadian National Railway Co.
  (Railroads) ...............................           26,420              771,134
Manitoba Telecom Services
  (Telecommunications) ......................           17,700              304,471
Nortel Networks Corp.
  (Telecommunications) ......................           14,761            1,007,438
                                                                       ------------
                                                                       $  2,306,881
                                                                       ------------
Denmark -- 0.4%
ISS International Service Systems Co.
  (Business Services)* ......................            4,800         $    365,465
                                                                       ------------
France -- 5.6%
Aventis S.A. (Pharmaceuticals) ..............            6,900         $    503,556
AXA (Insurance) .............................            2,900              456,776
Castorama Dubois Investisse (Stores --
   Building Products) .......................            3,093              764,718
Pinault-Printemps-Redoute S.A. (Retail) .....            3,315              736,379
Sanofi-Synthelabo S.A. (Medical and
  Health Products) ..........................            9,280              442,049
Societe Television Francaise 1
  (Entertainment)* ..........................           16,900            1,177,690
STMicroelectronics N.V. (Electronics) .......           14,400              907,252
Technip S.A. (Construction) .................            2,900              350,749
Total Fina S.A. (Oils) ......................            6,492              498,667
                                                                       ------------
                                                                       $  5,837,836
                                                                       ------------
Germany -- 1.7%
Fresenius AG (Medical Supplies) .............            1,600         $    369,621
Henkel KGaA (Chemicals) .....................           11,832              675,431
Prosieben Media AG, Preferred
  (Entertainment) ...........................            5,700              708,719
                                                                       ------------
                                                                       $  1,753,771
                                                                       ------------
Hong Kong -- 0.6%
China Telecom Ltd.
  (Telecommunications) ......................           72,000         $    635,022
                                                                       ------------
Italy -- 0.8%
San Paolo Imi S.p.A. (Banks and Credit
  Cos.) .....................................           46,230         $    820,398
                                                                       ------------
Japan -- 11.8%
Canon, Inc. (Office Equipment) ..............           29,000         $  1,443,439
Eisai Co. Ltd. (Medical and Health
  Products) .................................           15,000              480,769
Fuji Heavy Industries Ltd. (Automotive) .....           38,000              275,829
Fujitsu Ltd. (Computer
  Hardware -- Systems) ......................           26,000              899,510
Hitachi Ltd. (Electronics) ..................           68,000              980,769
Nintendo Co. (Entertainment) ................            1,600              279,336
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) ..................               21              279,129
Nitto Denko Corp. (Industrial Goods and
  Services) .................................            9,000              347,002
NTT Mobile Communications Network,
  Inc. (Telecommunications) .................               33              892,817
Orix Corp. (Financial Services) .............            2,520              371,776
Rohm Co. (Electronics) ......................            4,700            1,373,492
Secom Co. (Security Services) ...............           11,000              803,639

Issuer                                                 Shares                Value
Foreign Stocks -- continued
Japan -- continued
Sony Corp. (Electronics) ....................            5,600         $    522,624
Takeda Chemical Industries Co.
  (Pharmaceuticals) .........................           13,000              852,941
Terumo Corp. (Medical Supplies) .............           21,000              710,690
Tokyo Broadcasting System, Inc.
  (Entertainment) ...........................            8,000              345,400
Tokyo Gas Co. Ltd. (Gas) ....................          126,000              353,959
Uni Charm Corp. (Forest and Paper
  Products) .................................            2,500              151,301
Ushio, Inc. (Electronics) ...................           17,000              467,949
Victor Company of Japan
  (Telecommunications) ......................           47,000              414,263
                                                                       ------------
                                                                       $ 12,246,634
                                                                       ------------
Mexico -- 0.9%
Fomento Economico Mexicano S.A.
  (Beverages)* ..............................            7,100         $    305,744
Grupo Iusacell S. A. de C. V., ADR
  (Telecommunications)* .....................           11,100              173,438
Grupo Television S.A. de C.V., GDR
  (Entertainment)* ..........................            5,900              406,731
                                                                       ------------
                                                                       $    885,913
                                                                       ------------
Netherlands -- 4.0%
Akzo Nobel N.V. (Chemicals) .................           29,276         $  1,243,636
Hunter Douglas N.V., ADR (Consumer
  Goods and Services)* ......................           17,500              473,601
ING Groep N.V. (Financial Services)* ........           11,554              780,885
KPN N.V. (Telecommunications)* ..............            8,062              360,557
Royal Dutch Petroleum Co., ADR (Oils) .......           21,929            1,350,004
                                                                       ------------
                                                                       $  4,208,683
                                                                       ------------
Singapore -- 0.3%
Singapore Press Holdings Ltd. (Printing
  and Publishing) ...........................           21,000         $    328,410
                                                                       ------------
South Korea -- 0.1%
Korea Electric Power Corp., ADR
  (Utilities -- Electric) ...................            7,952         $    146,615
                                                                       ------------
Spain -- 2.7%
Altadis (Tobacco) ...........................           69,027         $  1,054,291
Repsol S.A. (Oils) ..........................           18,800              374,184
Telefonica S.A. (Telecommunications) ........           64,000            1,374,624
                                                                       ------------
                                                                       $  2,803,099
                                                                       ------------
Sweden -- 1.2%
Saab AB, "B" (Aerospace and Defense).........           78,515         $    659,116
Skandia Forsakrings AB (Insurance) ..........           22,400              592,082
                                                                       ------------
                                                                       $  1,251,198
                                                                       ------------
Switzerland -- 1.1%
Nestle S.A. (Food and Beverage
  Products) .................................              586         $  1,173,222
                                                                       ------------
United Kingdom -- 10.0%
AstraZeneca Group PLC
  (Pharmaceuticals) .........................            8,866         $    412,372
Boots Co. PLC (Retail)* .....................           66,400              505,197
British Aerospace PLC (Aerospace and
  Defense)* .................................           94,063              586,193
British Petroleum Amoco PLC, ADR
  (Oils) ....................................           23,912            1,352,522
British Telecommunications PLC
  (Telecommunications)* .....................           42,947              554,773
Cable & Wireless Communications PLC,
  ADR (Telecommunications) ..................           14,476              245,021
Carlton Communicatons PLC
  (Broadcasting)* ...........................           33,700              433,284


                                                                          21-GTS

Issuer                                                                            Shares                Value
Foreign Stocks -- continued
United Kingdom -- continued
CGNU PLC (Insurance)* ..................................................    44,304                $    737,157
Compass Group PLC (Food -- Catering)....................................    62,292                     820,211
Diageo PLC (Food and Beverage
  Products)* ...........................................................    72,950                     654,341
HSBC Holdings PLC (Banks and
  Credit Cos.)* ........................................................    59,600                     681,091
Lloyds TSB Group PLC (Banks and
  Credit Cos.)* ........................................................    33,724                     318,308
Reuters Group PLC (Business Services)...................................    39,500                     673,357
United News & Media PLC
  (Broadcasting) .......................................................    55,000                     790,334
Vodafone AirTouch PLC
  (Telecommunications)* ................................................   393,944                   1,590,999
                                                                                                  ------------
                                                                                                  $ 10,355,160
                                                                                                  ------------
  Total Foreign Stocks ......................................................................     $ 47,281,250
                                                                                                  ------------
U.S. Stocks -- 15.2%
Advertising -- 0.3%
Omnicom Group, Inc. ....................................................     3,400                $    302,812
                                                                                                  ------------
Aerospace and Defense -- 0.4%
Boeing Co. .............................................................    11,300                $    472,481
                                                                                                  ------------
Automotive -- 0.1%
Delphi Automotive Systems Corp. ........................................     9,200                $    133,975
                                                                                                  ------------
Beverages -- 0.9%
Anheuser-Busch Cos., Inc. ..............................................    12,800                $    956,000
                                                                                                  ------------
Business Machines -- 0.8%
International Business Machines Corp. ..................................     6,090                $    667,236
Xerox Corp. ............................................................     6,220                     129,065
                                                                                                  ------------
                                                                                                  $    796,301
                                                                                                  ------------
Computer Services -- 0.3%
Computer Sciences Corp.* ...............................................     4,100                $    306,219
                                                                                                  ------------
Computer Software -- Personal
  Computers -- 1.6%
Hewlett-Packard Co. ....................................................    13,200                $  1,648,350
                                                                                                  ------------
Conglomerates -- 0.6%
Tyco International Ltd. ................................................    14,214                $    673,388
                                                                                                  ------------
Construction Services -- 0.3%
Martin Marietta Materials, Inc. ........................................     9,098                $    367,900
                                                                                                  ------------
Consumer Goods and Services -- 0.4%
Philip Morris Cos., Inc. ...............................................    14,076                $    373,894
                                                                                                  ------------
Electrical Equipment -- 1.1%
General Electric Co. ...................................................    21,300                $  1,128,900
                                                                                                  ------------
Electronics -- 1.1%
Agilent Technologies, Inc.* ............................................     5,034                $    371,257
Emerson Electric Co. ...................................................    13,400                     809,025
                                                                                                  ------------
                                                                                                  $  1,180,282
                                                                                                  ------------
Financial Institutions -- 0.1%
Goldman Sachs Group, Inc. ..............................................       600                $     56,925
                                                                                                  ------------
Financial Services -- 0.3%
Merrill Lynch & Co., Inc. ..............................................     3,000                $    345,000
                                                                                                  ------------
Insurance -- 2.3%
American International Group, Inc. .....................................    10,750                $  1,263,125
MetLife, Inc.* .........................................................     6,330                     133,326
ReliaStar Financial Corp. ..............................................    18,598                     975,232
                                                                                                  ------------
                                                                                                  $  2,371,683
                                                                                                  ------------
Machinery -- 0.3%
Ingersoll Rand Co. .....................................................     6,800                $    273,700
                                                                                                  ------------
Oil Services -- 0.6%
Halliburton Co. ........................................................    12,400                $    585,125
                                                                                                  ------------

Issuer                                                                            Shares                Value
U.S. Stocks -- continued
Oils -- 0.4%
Exxon Mobil Corp. ......................................................     5,361                $    420,838
                                                                                                  ------------
Pharmaceuticals -- 1.7%
Bristol-Myers Squibb Co. ...............................................    16,412                $    955,999
Pharmacia Corp. ........................................................    16,368                     846,021
                                                                                                  ------------
                                                                                                  $  1,802,020
                                                                                                  ------------
Special Products and Services -- 0.1%
United Parcel Service, Inc. ............................................     1,490                $     87,910
                                                                                                  ------------
Telecommunications -- 0.8%
Bell Atlantic Corp. ....................................................    13,800                $    701,213
NTL, Inc.* .............................................................     2,759                     165,195
                                                                                                  ------------
                                                                                                  $    866,408
                                                                                                  ------------
U.S. Federal Agencies -- 0.3%
Freddie Mac Corp. ......................................................     6,543                $    264,992
                                                                                                  ------------
Utilities -- Electric -- 0.4%
Sierra Pacific Resources Co. ...........................................    33,281                $    418,093
                                                                                                  ------------
  Total U.S. Stocks ............................................................................  $ 15,833,196
                                                                                                  ------------
  Total Stocks
    (Identified Cost, $51,445,252) .............................................................  $ 63,114,446
                                                                                                  ------------
Bonds -- 36.6%

                                              Principal Amount
                                               (000 Omitted)
U.S. Bonds -- 21.4%
Federal National Mortgage Association -- 0.8%
FNMA, 6.5s, 2004 ..........................     $     824   $    808,163
                                                            ------------
U.S. Treasury Obligations -- 20.6%
U.S. Treasury Bonds, 6.25s, 2023 ..........     $   4,572   $  4,609,124
U.S. Treasury Notes, 8s, 2001 .............         6,759      6,842,406
U.S. Treasury Notes, 6.125s, 2007 .........         6,179      6,137,477
U.S. Treasury Notes, 5.625s, 2008 .........           635        612,578
U.S. Treasury Notes, 3.875s, 2009 .........           408        401,908
U.S. Treasury Notes, 5.5s, 2009 ...........         1,495      1,430,521
U.S. Treasury Notes, 4.25s, 2010 ..........         1,323      1,341,811
                                                            ------------
                                                            $ 21,375,825
                                                            ------------
  Total U.S. Bonds ....................................     $ 22,183,988
                                                            ------------
Foreign Bonds -- 15.2%
Australia -- 0.2%
Commonwealth of Australia, 6.75s,
  2006 ....................................   AUD     407   $    251,516
                                                            ------------
Canada -- 1.2%
Government of Canada, 5.25s, 2008 .........     $     459   $    408,173
Government of Canada, 5.5s, 2009 ..........   CAD   1,251        826,489
                                                            ------------
                                                            $  1,234,662
                                                            ------------
Denmark -- 1.1%
Kingdom of Denmark, 7s, 2007 ..............   DKK   8,363   $  1,148,630
                                                            ------------
France -- 0.7%
Republic of France, 4s, 2009 ..............   EUR     857   $    738,341
                                                            ------------
Germany -- 3.5%
Federal Republic of Germany, 4.5s,
  2009 ....................................   EUR   4,041   $  3,663,883
                                                            ------------
Greece -- 1.0%
Hellenic Republic, 8.9s, 2003 .............   GRD 174,000   $    526,660
Hellenic Republic, 8.7s, 2005 .............       112,000        350,682
Republic of Greece, 8.6s, 2008 ............        52,000        169,226
                                                            ------------
                                                            $  1,046,568
                                                            ------------
Italy -- 1.3%
Republic of Italy, 5s, 2008 ...............   EUR   1,415   $  1,307,567
                                                            ------------
Japan -- 2.5%
Development Bank of Japan,
  1.75s, 2010 (Banks and Credit Cos.)         JPY  51,000   $    478,798


22-GTS

Portfolio of Investments (Unaudited) -- June 30, 2000

                                               Principal Amount
Issuer                                          (000 Omitted)       Value
Foreign Bonds -- continued
Japan -- continued
International Bank for Reconstruction &
  Development, 2s, 2008 (Banks and
  Credit Cos.) ...............................    JPY 187,300   $  1,834,440
Japan Bank for International
  Cooperation, 7.125s, 2005 (Banks and
  Credit Cos.) ...............................      $     257        257,039
                                                                ------------
                                                                $  2,570,277
                                                                ------------
Mexico -- 0.2%
United Mexican States, 9.875s, 2010 ..........      $     192   $    200,640
                                                                ------------
Sweden -- 0.4%
Kingdom of Sweden, 6s, 2005 ..................    SEK   1,100   $    128,216
Kingdom of Sweden, 9s, 2009 ..................          2,400        341,960
                                                                ------------
                                                                $    470,176
                                                                ------------
United Kingdom -- 3.1%
United Kingdom Treasury, 6.5s, 2003 ..........   GBP    1,500   $  2,312,131
United Kingdom Treasury, 6.75s, 2004 .........            560        883,649
                                                                ------------
                                                                $  3,195,780
                                                                ------------
  Total Foreign Bonds .....................................     $ 15,828,040
                                                                ------------
  Total Bonds
    (Identified Cost, $39,408,947) ........................     $ 38,012,028
                                                                ------------
Call Options Purchased

                                               Principal Amount
                                                 of Contracts
Issuer/Expiration Month/Strike Price            (000 Omitted)
Japanese Government Bonds/August/
  132.49 (Premiums Paid, $13,001).........    JPY        140,000   $     14,583

Short-Term Obligations -- 3.2%

                                           Principal Amount
                                             (000 Omitted)
Associates First Capital Corp., due
  7/03/00, at Amortized Cost .............   $3,321                $  3,319,727
                                                                   ------------
  Total Investments
    (Identified Cost, $94,186,927) ...........................     $104,460,784
                                                                   ------------
Put Options Written

                                              Principal Amount
                                                of Contracts
Issuer/Expiration Month/Strike Price            (000 Omitted)
Japanese Government Bonds/August/
  132.49 (Premiums Received, $13,001).....    JPY       (140,000)  $    (11,152)
                                                                   ------------
Other Assets,
  Less Liabilities -- (0.5%)                                           (503,563)
                                                                   ------------
  Net Assets -- 100.0% ....................................        $103,946,069
                                                                   ============


           See portfolio footnotes and notes to financial statements.


Portfolio of Investments (Unaudited) -- June 30, 2000
Government Securities Series
Bonds -- 94.6%

                                               Principal Amount
Issuer                                           (000 Omitted)          Value
U.S. Federal Agencies -- 51.1%
Aid to Israel, 5.625s, 2003 ...............         $ 2,000        $  1,925,020
Aid To Lebanon, 7.62s, 2009 ...............           7,945           7,974,736
Aid To Peru, 9.98s, 2008 ..................           4,640           5,022,556
Federal Home Loan Bank, 7.5s, 2027 ........           2,370           2,338,825
Federal Home Loan Bank, 6.5s, 2029 ........          42,666          40,270,330
Federal Home Loan Mortgage Corp.,
  7.5s, 2001 ..............................           1,209           1,205,525
Federal Home Loan Mortgage Corp.,
  6.875s, 2005 ............................          12,250          12,173,437
Federal Home Loan Mortgage Corp.,
  6.625s, 2009 ............................          15,000          14,486,700
Federal Home Loan Mortgage Corp.,
  6.5s, 2029  .............................           4,986           4,705,891
Federal National Mortgage Assn.,
  6.75s, 2003 .............................           5,197           5,136,711
Federal National Mortgage Assn.,
  7.27s, 2005 .............................           5,906           5,811,246
Federal National Mortgage Assn.,
  8s, 2005 ................................           8,332           8,185,874
Federal National Mortgage Assn.,
  6.132s, 2011 ............................           2,806           2,714,179
Federal National Mortgage Assn.,
  6.859s, 2011 ............................           7,952           7,872,585
Federal National Mortgage Assn.,
  7.5s, 2015 ..............................           9,697           9,666,402
Federal National Mortgage Assn.,
  6.765s, 2020 ............................              25              24,953
Federal National Mortgage Assn.,
  6.5s, 2027 ..............................          18,013          16,984,316
Federal National Mortgage Assn.,
  7s, 2029 ................................          35,162          33,949,437
Federal National Mortgage Assn.,
  7.5s, 2029 ..............................           2,683           2,645,696
Federal National Mortgage Assn.,
  7s, 2030 ................................          11,531          11,133,742
Federal National Mortgage Assn.,
  7.5s, 2030 ..............................          13,283          13,096,295
Financing Corp., 9.4s, 2018 ...............           4,845           5,922,237
Financing Corp., 9.8s, 2018 ...............           5,600           7,074,368
Financing Corp., 10.35s, 2018 .............           5,100           6,738,375
Resolution Funding Corp., 8.875s, 2020.....           6,000           7,327,500
Tennessee Valley Authority, 0s, 2042 ......          12,500           5,027,000
U.S. Department of Housing & Urban
  Development, 6.83s, 2003 ................           8,025           7,975,004
U.S. Department of Housing & Urban
  Development, 6.59s, 2016 ................           5,744           5,191,313
U.S. Department of Veterans Affairs,
  7.5s, 2009 ..............................           6,812           6,850,283
                                                                   ------------
  Total U.S. Federal Agencies ................................     $259,430,536
                                                                   ------------
U.S. Government Guaranteed -- 43.5%
Government National Mortgage
  Association -- 17.6%
GNMA, 6.5s, 2003 - 2026 ...................         $   644        $    611,358
GNMA, 7s, 2008 - 2029 .....................          33,852          32,928,481
GNMA, 7.5s, 2023 - 2027 ...................          23,867          23,711,936
GNMA, 8s, 2026 - 2030 .....................          26,684          26,986,267
GNMA, 8.5s, 2022 ..........................           5,118           5,243,683
GNMA, 12.25s, 2015 ........................               4               4,248
                                                                   ------------
                                                                   $ 89,485,973
                                                                   ------------
Maritime Administration -- 2.0%
Empresa Energetica Cornito Ltd.,
  6.07s, 2010 .............................         $11,125        $ 10,191,390
                                                                   ------------


                                                                          23-GSS

                                                Principal Amount
Issuer                                           (000 Omitted)          Value
U.S. Government Guaranteed -- continued
Small Business Administration -- 2.1%
SBA, 8.2s, 2005 ............................        $   344        $    352,998
SBA, 8.4s, 2007 ............................            229             231,483
SBA, 9.65s, 2007 ...........................            106             107,872
SBA, 6.24s, 2009 ...........................          8,500           7,639,375
SBA, 8.7s, 2009 ............................          2,028           2,073,557
SBA, 9.05s, 2009 ...........................            215             220,837
SBA, 10.05s, 2009 ..........................            209             218,673
                                                                   ------------
                                                                   $ 10,844,795
                                                                   ------------
U.S. Treasury Obligations -- 21.8%
U.S. Treasury Bonds, 10.375s, 2012 .........        $11,300        $ 13,893,689
U.S. Treasury Bonds, 9.875s, 2015 ..........         30,020          40,705,319
U.S. Treasury Bonds, 3.625s, 2028 ..........         10,551          10,056,568
U.S. Treasury Bonds, 6.125s, 2029 ..........         12,000          12,120,000
U.S. Treasury Notes, 6.5s, 2002 ............         10,000          10,012,500
U.S. Treasury Notes, 5.5s, 2003 ............          8,600           8,417,250
U.S. Treasury Notes, 5.875s, 2004 ..........          1,500           1,478,205
U.S. Treasury Notes, 4.25s, 2010 ...........          9,667           9,805,540
U.S. Treasury Notes, 6.5s, 2010 ............          4,000           4,136,880
                                                                   ------------
                                                                   $110,625,951
                                                                   ------------
  Total U.S. Government Guaranteed ...........................     $221,148,109
                                                                   ------------
  Total Bonds
    (Identified Cost, $492,759,530) ..........................     $480,578,645
                                                                   ------------
Repurchase Agreement -- 4.3%
Merrill Lynch, dated 6/30/00, due 7/3/00,
  total to be received $22,011,096
  (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly
  traded account), at cost .................        $22,007        $ 22,007,000
                                                                   ------------
  Total Investments
    (Identified Cost, $514,766,530) ..........................     $502,585,645
                                                                   ------------
Other Assets,
  Less Liabilities -- 1.1%                                            5,650,573
                                                                   ------------
  Net Assets -- 100.0% .......................................     $508,236,218
                                                                   ============


           See portfolio footnotes and notes to financial statements.


Portfolio of Investments (Unaudited) -- June 30, 2000
High Yield Series
Bonds -- 89.6%

                                                 Principal Amount
Issuer                                             (000 Omitted)          Value
U.S. Bonds -- 76.0%
Aerospace -- 2.9%
Airplane Pass-Through Trust,
  10.875s, 2019+ ............................         $  691         $    561,678
Argo Tech Corp., 8.625s, 2007 ...............          1,835            1,284,500
BE Aerospace, Inc., 9.875s, 2006 ............          1,150            1,086,750
BE Aerospace, Inc., 8s, 2008 ................            150              126,750
BE Aerospace, Inc., 9.5s, 2008 ..............            425              391,000
K & F Industries, Inc., 9.25s, 2007 .........          2,615            2,471,175
L-3 Communications Corp.,
  10.375s, 2007 .............................            605              615,588
L-3 Communications Corp., 8s, 2008 ..........            800              712,000
L-3 Communications Corp., 8.5s, 2008 ........            475              437,000
MOOG, Inc., 10s, 2006 .......................          1,575            1,567,125
Stellex Industries, Inc., 9.5s, 2007 ........            530               50,350
United Defense Industries, Inc.,
  8.75s, 2007 ...............................            690              638,250
                                                                     ------------
                                                                     $  9,942,166
                                                                     ------------
Building -- 3.8%
AAF-McQuay, Inc., 8.875s, 2003 ..............         $  250         $    215,000
American Standard, Inc., 7.375s, 2008 .......          1,195            1,084,462
American Standard, Inc., 7.625s, 2010 .......            200              183,000
Building Materials Corp., 7.75s, 2005 .......          1,500            1,237,500
Building Materials Corp., 8.625s, 2006 ......            140              121,800
Building Materials Corp., 8s, 2007 ..........          1,750            1,496,250
Formica Corp., 10.875s, 2009 ................          2,150            1,677,000
MMI Products, Inc., 11.25s, 2007 ............          1,425            1,403,625
Nortek, Inc., 9.875s, 2004 ..................            360              341,100
Nortek, Inc., 9.25s, 2007 ...................          2,370            2,215,950
Nortek, Inc., 8.875s, 2008 ..................            290              262,450
Schuff Steel Co., 10.5s, 2008 ...............            580              400,200
UDC Homes, Inc., 0s, 2000 ...................              7                3,644
Williams Scotsman, Inc., 9.875s, 2007 .......          2,850            2,565,000
                                                                     ------------
                                                                     $ 13,206,981
                                                                     ------------
Business Services -- 0.9%
Anacomp, Inc., 10.875s, 2004 ................         $1,700         $  1,054,000
Iron Mountain, Inc., 10.125s, 2006 ..........            805              805,000
Pierce Leahy Corp., 11.125s, 2006 ...........            453              465,458
Pierce Leahy Corp., 9.125s, 2007 ............            675              634,500
                                                                     ------------
                                                                     $  2,958,958
                                                                     ------------
Chemicals -- 2.7%
Huntsman ICI Holdings, 0s, 2009 .............         $  250         $     82,500
Huntsman ICI Holdings, 10.125s, 2009 ........          2,625            2,638,125
Lyondell Chemical Co., 9.625s, 2007 .........          1,475            1,460,250
Lyondell Chemical Co., 9.875s, 2007 .........          1,250            1,237,500
Lyondell Chemical Co., 10.875s, 2009 ........            500              496,250
Sovereign Specialty Chemicals,
  11.875s, 2010## ...........................          1,500            1,545,000
Sterling Chemicals, Inc., 11.75s, 2006 ......            240              194,400
Sterling Chemicals, Inc., 12.375s, 2006 .....            565              587,600
Sterling Chemicals, Inc., 11.25s, 2007 ......          1,100              869,000
Sterling Chemicals, Inc., 0s to 2001,
  13.5s to 2008 .............................            575              247,250
                                                                     ------------
                                                                     $  9,357,875
                                                                     ------------
Consumer Goods and Services -- 4.0%
American Safety Razor Co.,
  9.875s, 2005 ..............................         $1,000         $    957,500
General Binding Corp., 9.375s, 2008 .........          1,440              936,000
Kindercare Learning Centers, Inc.,
  9.5s, 2009 ................................          1,875            1,725,000
Polaroid Corp., 11.5s, 2006 .................            805              837,200
Polymer Group, Inc., 9s, 2007 ...............          1,125              956,250
Polymer Group, Inc., 8.75s, 2008 ............            500              415,000
Remington Products Co. LLC, 11s, 2006........            515              435,175


24-HYS

                                               Principal Amount
Issuer                                          (000 Omitted)              Value
U.S. Bonds -- continued
Consumer Goods and Services -- continued
Samsonite Corp., 10.75s, 2008 ................   $2,370                $  1,973,025
Sealy Mattress Co., 9.875s, 2007 .............    1,755                   1,676,025
Simmons Co., 10.25s, 2009 ....................    2,360                   2,094,500
Synthetic Industries, Inc., 13s, 2000 ........    1,525                   1,502,125
Westpoint Stevens, Inc., 7.875s, 2005 ........      700                     584,500
                                                                       ------------
                                                                       $ 14,092,300
                                                                       ------------
Container, Forest and Paper Products -- 5.5%
Applied Extrusion Technologies, Inc.,
  11.5s, 2002 ................................   $1,690                $  1,702,675
Atlantis Plastics, Inc., 11s, 2003 ...........      525                     523,031
Buckeye Cellulose Corp., 8.5s, 2005 ..........    1,525                   1,460,188
Buckeye Technologies, Inc., 8s, 2010 .........      900                     816,750
Consolidated Container Co.,
  10.125s, 2009 ..............................      375                     371,250
Gaylord Container Corp., 9.375s, 2007 ........      750                     585,000
Gaylord Container Corp., 9.75s, 2007 .........    1,500                   1,170,000
Gaylord Container Corp., 9.875s, 2008 ........    3,060                   1,989,000
Huntsman Packaging Corp., 13s, 2010##               660                     679,800
Riverwood International Corp.,
  10.25s, 2006 ...............................    2,350                   2,232,500
Riverwood International Corp.,
  10.875s, 2008 ..............................    1,100                     957,000
Silgan Holdings, Inc., 9s, 2009 ..............    3,000                   2,835,000
Speciality Paperboard, Inc., 9.375s, 2006           800                     768,000
U.S. Can Corp., 10.125s, 2006 ................    1,675                   1,712,687
U.S. Timberlands, 9.625s, 2007 ...............    1,515                   1,333,200
                                                                       ------------
                                                                       $ 19,136,081
                                                                       ------------
Energy -- 4.9%
AmeriGas Partners LP, 10.125s, 2007 ..........   $1,600                $  1,600,000
Cheasapeake Energy Corp.,
  9.625s, 2005 ...............................    3,235                   3,162,212
Clark Refining & Marketing, Inc.,
  8.625s, 2008 ...............................    1,050                     824,250
Clark USA, Inc., 10.875s, 2005 ...............    1,540                     847,000
Continental Resources, Inc.,
  10.25s, 2008 ...............................    1,625                   1,454,375
Forest Oil Corp., 10.5s, 2006 ................      925                     941,188
HS Resources, Inc., 9.25s, 2006 ..............      485                     475,300
Ocean Energy, Inc., 8.875s, 2007 .............    1,645                   1,636,775
P&L Coal Holdings Corp., 8.875s, 2008 ........      870                     824,325
P&L Coal Holdings Corp., 9.625s, 2008 ........    2,560                   2,374,400
Pioneer Natural Resources Co.,
  9.625s, 2010 ...............................    1,525                   1,570,750
Pride International, Inc., 10s, 2009 .........      155                     158,875
R & B Falcon Corp., 9.5s, 2008 ...............    1,005                   1,010,025
                                                                       ------------
                                                                       $ 16,879,475
                                                                       ------------
Financial Institutions -- 1.1%
Merrill Lynch Mortgage Investors, Inc.,
  8.434s, 2022+ ..............................   $  500                $    477,656
Morgan Stanley Capital I, Inc.,
  6.86s, 2010 ................................      745                     587,850
Morgan Stanley Capital I, Inc.,
  7.748s, 2010 ...............................      940                     697,840
Willis Corroon Corp., 9s, 2009 ...............    2,495                   2,089,563
                                                                       ------------
                                                                       $  3,852,909
                                                                       ------------
Gaming and Hotels -- 7.3%
Agrosy Gaming Co., 10.75s, 2009 ..............   $  145                $    150,438
Aztar Corp., 8.875s, 2007 ....................    2,465                   2,317,100
Boyd Gaming Corp., 9.5s, 2007 ................    3,500                   3,360,000
Coast Hotels & Casinos, Inc., 9.5s, 2009......    2,925                   2,793,375
Eldorado Resorts LLC, 10.5s, 2006 ............      800                     798,000
HMH Properties, Inc., 8.45s, 2008 ............    1,070                     991,087

                                               Principal Amount
Issuer                                          (000 Omitted)              Value
Bonds -- continued
Gaming and Hotels -- continued
Hollywood Park, Inc., 9.25s, 2007 ............   $1,420                $  1,412,900
Horseshoe Gaming LLC, 8.625s, 2009 ...........    1,815                   1,706,100
Isle of Capri Casinos, Inc., 8.75s, 2009 .....    1,550                   1,426,000
MGM Grand, Inc., 9.75s, 2007 .................    2,270                   2,304,050
Park Place Entertainment Corp.,
  7.875s, 2005 ...............................    2,525                   2,373,500
Prime Hospitality Corp., 9.75s, 2007 .........    1,950                   1,872,000
Santa Fe Hotel, Inc., 11s, 2000 ..............    1,045                   1,029,325
Station Casinos, Inc., 8.875s, 2008 ..........    2,375                   2,232,500
Station Casinos, Inc., 9.875s, 2010 ..........      580                     582,900
                                                                       ------------
                                                                       $ 25,349,275
                                                                       ------------
Industrial -- 4.3%
Allied Waste North America, Inc.,
  7.625s, 2006 ...............................   $  835                $    726,450
Allied Waste North America, Inc.,
  10s, 2009 ..................................      230                     194,350
Blount, Inc., 13s, 2009 ......................    1,000                   1,020,000
Columbus McKinnon Corp., 8.5s, 2008 ..........    1,635                   1,422,450
Day International Group, Inc.,
  11.125s, 2005 ..............................    1,200                   1,170,000
Hayes Wheels International, Inc.,
  11s, 2006 ..................................      950                     933,375
Hayes Wheels International, Inc.,
  9.125s, 2007 ...............................    1,375                   1,227,187
Haynes International, Inc.,
  11.625s, 2004 ..............................    1,925                   1,347,500
IMO Industries, Inc., 11.75s, 2006 ...........    1,585                   1,585,000
International Knife & Saw, Inc.,
  11.375s, 2006 ..............................    1,325                     689,000
Motors & Gears, Inc., 10.75s, 2006 ...........      375                     360,938
Newcor, Inc., 9.875s, 2008 ...................      675                     202,500
Numatics, Inc., 9.625s, 2008 .................      330                     264,000
Oxford Automotive, Inc., 10.125s, 2007 .......       25                      23,750
Simonds Industries, Inc., 10.25s, 2008 .......    1,550                   1,272,938
Thermadyne Holdings Corp., 0s to 2003,
  12.5s to 2008 ..............................    2,900                   1,044,000
Thermadyne Manufacturing/Capital
  Corp., 9.875s, 2008 ........................    1,950                   1,499,062
                                                                       ------------
                                                                       $ 14,982,500
                                                                       ------------
Media -- 14.5%
Acme Television LLC, 0s to 2000,
  10.875s to 2004 ............................   $  675                $    644,625
Adelphia Communications Corp.,
  8.375s, 2008 ...............................    3,050                   2,684,000
Allbritton Communications Co.,
  9.75s, 2007 ................................    1,300                   1,235,000
Avalon Cable Holdings LLC, 0s to 2003,
  11.875s to 2008 ............................    1,950                   1,262,625
Benedek Communications Corp.,
  0s to 2001, 13.25s to 2006 .................    1,830                   1,427,400
CD Radio Inc., 14.5s, 2009 ...................      600                     552,000
Chancellor Media Corp., 8.75s, 2007 ..........      650                     650,812
Chancellor Media Corp., 8s, 2008 .............    2,100                   2,107,875
Charter Communications Holdings,
  8.25s, 2007 ................................    3,250                   2,876,250
Charter Communications Holdings,
  0s to 2004, 9.92s to 2011 ..................    3,150                   1,811,250
Citadel Broadcasting Co., 9.25s, 2008 ........    1,695                   1,652,625
Classic Cable, Inc., 10.5s, 2010 .............      890                     821,025
CSC Holdings, Inc., 8.125s, 2009 .............    1,000                     972,070
Cumulus Media, Inc., 10.375s, 2008 ...........    1,440                   1,252,800
Echostar DBS Corp., 9.375s, 2009 .............    2,850                   2,750,250


                                                                          25-HYS

                                             Principal Amount
Issuer                                        (000 Omitted)                Value
U.S. Bonds -- continued
Media -- continued
Fox/Liberty Networks LLC, Inc.,
  8.875s, 2007 .............................   $1,080                $  1,074,600
Frontiervision Holding LP, 0s to 2001,
  11.87s to 2007 ...........................      300                     258,000
Frontiervision Operating Partnership LP,
  11s, 2006 ................................    1,350                   1,363,500
Golden Books Publishing, Inc.,
  10.75s, 2004 .............................      363                     163,125
Granite Broadcasting Corp.,
  10.375s, 2005 ............................      494                     469,300
Granite Broadcasting Corp.,
  8.875s, 2008 .............................      240                     202,800
Hollinger International Publishing,
  9.25s, 2007 ..............................    1,390                   1,369,150
Insight Midwest, 9.75s, 2009 ...............    2,440                   2,391,200
Lenfest Communications, Inc.,
  10.5s, 2006 ..............................    1,345                   1,486,225
Liberty Group Operating, Inc.,
  9.375s, 2008 .............................      370                     340,400
LIN Holdings Corp., 0s to 2003,
  10s to 2008 ..............................    3,245                   2,109,250
Mail-Well I Corp., 8.75s, 2008 .............       50                      43,000
Marvel Holdings, Inc., 0s, 2000** ..........    1,165                          --
NTL Communications Corp., 0s to 2003,
  12.375s to 2008 ..........................    3,465                   2,269,575
NTL Communications Corp., 9.75s, 2009.......    1,400                   1,101,173
NTL, Inc., 0s to 2003, 9.75s to 2008## .....    2,035                   1,271,875
Paxson Communications Corp.,
  11.625s, 2002 ............................    2,225                   2,275,063
Pegasus Communications Corp.,
  12.5s, 2007 ..............................    1,450                   1,544,250
Telemundo Holdings, Inc., 0s to 2003,
  11.5s to 2008 ............................    2,825                   1,977,500
United International Holdings,
  0s to 2003, 10.75s to 2008 ...............    4,575                   3,065,250
World Color Press, Inc., 7.75s, 2009 .......      700                     655,095
XM Satellite Radio, Inc., 14s, 2010## ......    1,795                   1,579,600
Young Broadcasting, Inc., 8.75s, 2007 ......    1,000                     915,000
                                                                     ------------
                                                                     $ 50,625,538
                                                                     ------------
Medical and Health Technology
  and Services -- 1.9%
Alaris Medical, Inc., 0s to 2003,
  11.125s to 2008 ..........................   $  400                $     60,000
Alaris Medical Systems, Inc.,
  9.75s, 2006 ..............................    1,500                     990,000
Fresenius Medical Care Capital Trust II,
  7.875s, 2008 .............................    2,550                   2,269,500
Prime Medical Services, Inc.,
  8.75s, 2008 ..............................    2,425                   2,012,750
Tenet Healthcare Corp., 8s, 2005 ...........    1,450                   1,388,375
                                                                     ------------
                                                                     $  6,720,625
                                                                     ------------
Metals and Minerals -- 2.2%
AK Steel Holdings Corp., 9.125s, 2006 ......   $  515                $    493,113
Commonwealth Aluminum Corp.,
  10.75s, 2006 .............................    1,405                   1,390,950
Doe Run Resources Corp., 11.25s, 2005.......    1,000                     380,000
Jorgensen (Earle M.) Co., 9.5s, 2005 .......    1,410                   1,311,300
Kaiser Aluminum & Chemical Corp.,
  9.875s, 2002 .............................    1,750                   1,680,000
Kaiser Aluminum & Chemical Corp.,
  12.75s, 2003 .............................      350                     321,125

                                             Principal Amount
Issuer                                        (000 Omitted)                Value
U.S. Bonds -- continued
Metals and Minerals -- continued
LTV Corp., 11.75s, 2009 ....................   $  500                $    420,000
Metal Management, Inc., 10s, 2008 ..........    1,875                     937,500
WCI Steel, Inc., 10s, 2004 .................      830                     786,425
Wheeling Pittsburgh Corp., 9.25s, 2007 .....       25                      19,250
                                                                     ------------
                                                                     $  7,739,663
                                                                     ------------
Retail -- 1.7%
Duane Reade, Inc., 9.25s, 2008 .............   $1,000                $    903,750
Finlay Enterprises, Inc., 9s, 2008 .........      450                     402,750
Finlay Fine Jewelry Corp., 8.375s, 2008.....    1,325                   1,192,500
J.Crew Group, Inc., 0s to 2002,
  13.125s to 2008 ..........................      540                     292,950
J.Crew Operating Corp., 10.375s, 2007 ......    2,180                   1,896,600
Musicland Group, Inc., 9s, 2003 ............      575                     523,250
Musicland Group, Inc., 9.875s, 2008 ........      945                     756,000
                                                                     ------------
                                                                     $  5,967,800
                                                                     ------------
Supermarkets -- 0.1%
Jitney-Jungle Stores of America, Inc.,
  12s, 2006** ..............................   $1,140                $    249,375
Jitney-Jungle Stores of America, Inc.,
  10.375s, 2007** ..........................      250                       4,375
Pathmark Stores, Inc., 11.625s, 2002 .......      775                     240,250
Pathmark Stores, Inc., 10.75s, 2003 ........      200                      17,500
Penn Traffic Co., 11s, 2009 ................        1                         704
                                                                     ------------
                                                                     $    512,204
                                                                     ------------
Telecommunications -- 18.2%
Adelphia Communications Corp.,
  9.375s, 2009 .............................   $  450                $    417,375
Allegiance Telecommunications, Inc.,
  0s to 2003, 11.75s to 2008 ...............    3,225                   2,322,000
Allegiance Telecommunications, Inc.,
  12.875s, 2008 ............................      225                     243,562
AMSC Acquisition Co., Inc.,
  12.25s, 2008 .............................      950                     741,000
Centennial Cellular Operating Co.,
  10.75s, 2008 .............................    2,325                   2,266,875
Crown Castle International Corp.,
  10.75s, 2011 .............................    1,685                   1,710,275
Cybernet Internet Services International,
  14s, 2009 ................................    1,425                     712,500
Dobson Communications Corp.,
  10.875s, 2010 ............................    1,055                   1,057,638
DTI Holdings, Inc., 0s to 2003,
  12.5s to 2008 ............................    2,400                   1,011,000
Esat Holdings Ltd., 0s to 2002,
  12.5s to 2007 ............................      550                     519,750
Exodus Communications, Inc.,
  11.25s, 2008 .............................    1,815                   1,796,850
Exodus Communications, Inc.,
  10.75s, 2009 .............................      125                     120,625
Exodus Communications, Inc.,
  11.625s, 2010 ............................    1,585                   1,592,925
Focal Communications Corp.,
  0s to 2003, 12.125s to 2008 ..............    1,100                     742,500
Focal Communications Corp.,
  11.875s, 2010## ..........................      915                     921,863
Globenet Communications Group,
  13s, 2007 ................................      605                     610,294
Globix Corp., 12.5s, 2010 ..................    1,075                     892,250
Hyperion Telecommunication, Inc.,
  12.25s, 2004 .............................      225                     228,375
Hyperion Telecommunication, Inc.,
  12s, 2007 ................................    1,500                   1,395,000


26-HYS

Portfolio of Investments (Unaudited) -- June 30, 2000

                                              Principal Amount
Issuer                                         (000 Omitted)                Value
U.S. Bonds -- continued
Telecommunications -- continued
ICG Holdings, Inc., 0s to 2001, 12.5s to
  2006 ......................................   $1,750                $  1,448,125
Intermedia Communications, Inc.,
  8.875s, 2007 ..............................    1,000                     940,000
Intermedia Communications, Inc.,
  0s to 2002, 11.25s to 2007 ................      930                     725,400
ITC Deltacom, Inc., 11s, 2007 ...............      932                     932,000
ITC Deltacom, Inc., 8.875s, 2008 ............      700                     637,000
ITC Deltacom, Inc., 9.75s, 2008 .............      770                     731,500
Leap Wireless International, Inc.,
  0s to 2005, 14.5s to 2010## ...............      100                      44,000
Level 3 Communications, Inc.,
  9.125s, 2008 ..............................    4,425                   3,971,438
Level 3 Communications, Inc.,
  10.75s, 2008 ..............................      600                     550,422
Madison River, 13.25s, 2010## ...............      650                     585,000
McCaw International Ltd., 0s to 2002,
  13s to 2007 ...............................      500                     367,500
Metromedia Fiber Network, Inc.,
  10s, 2008 .................................    2,150                   2,124,000
MGC Communications, Inc., 13s, 2010 .........    2,425                   2,255,250
MJD Communications, Inc., 9.5s, 2008 ........    1,000                     890,000
Nextel Communications, Inc., 0s to 2002,
  9.75s to 2007 .............................      785                     588,750
Nextel Communications, Inc., 0s to 2003,
  9.95s to 2008 .............................    4,405                   3,248,687
Nextel International, Inc., 0s to 2003,
  12.125s to 2008 ...........................    1,775                   1,162,625
Nextlink Communications, Inc.,
  9.625s, 2007 ..............................      350                     329,000
Nextlink Communications, Inc.,
  10.75s, 2009 ..............................    3,350                   3,316,500
Nextlink Communications, Inc., 0s to
  2004, 12.25s to 2009 ......................      900                     558,000
Northeast Optic Network, 12.75s, 2008 .......      850                     811,750
Northpoint Commerce Group, Inc.,
  12.875s, 2010## ...........................    1,140                     798,000
PSINET, Inc., 10.5s, 2006 ...................    1,200                   1,104,000
PSINET, Inc., 11.5s, 2008 ...................      550                     517,000
PSINET, Inc., 11s, 2009 .....................    2,275                   2,115,750
Rural Cellular Corp., 9.625s, 2008 ..........      800                     776,000
SBA Communications Corp., 0s to 2003,
  12s to 2008 ...............................      700                     493,500
Spectrasite Holdings, Inc., 0s to 2003,
  12s to 2008 ...............................    4,325                   2,673,125
Spectrasite Holdings, Inc.,
  10.75s, 2010## ............................      595                     593,512
Telesystem International Wireless, Inc.,
  0s to 2002, 13.25s to 2007 ................    1,150                     799,250
Time Warner Telecommunications LLC,
  9.75s, 2008 ...............................    1,445                   1,401,650
Verio, Inc., 10.375s, 2005 ..................      175                     186,375
Verio, Inc., 10.625s, 2009## ................    1,000                   1,108,750
Viatel, Inc., 11.25s, 2008 ..................    1,175                     869,500
Viatel, Inc., 0s to 2003, 12.5s to 2008 .....      425                     199,750
Voicestream Wireless Corp.,
  10.375s, 2009## ...........................      475                     489,250
Western Wireless Corp., 10.5s, 2007 .........    1,665                   1,714,950
Worldwide Fiber, Inc., 12s, 2009 ............    2,000                   1,890,000
                                                                      ------------
                                                                      $ 63,249,966
                                                                      ------------
  Total U.S. Bonds ..............................................     $264,574,316
                                                                      ------------

                                              Principal Amount
Issuer                                         (000 Omitted)                Value
Foreign Bonds -- 13.6%
Belgium -- 1.8%
Hermes Europe Railtel BV, 10.375s, 2009
  (Telecommunications) ......................   $2,125                $  1,785,000
Kappa Beheer BV, 10.625s, 2009
  (Container, Forest and Paper Products)         2,415                   2,451,225
Tele1 Europe BV, 13s, 2009
  (Telecommunications) ......................    2,025                   2,055,375
                                                                      ------------
                                                                      $  6,291,600
                                                                      ------------
Bermuda -- 0.6%
Global Crossing Holdings Ltd.,
  9.625s, 2008 (Telecommunications) .........   $2,215                $  2,159,625
                                                                      ------------
Canada -- 1.3%
GT Group Telecom, Inc., 0s to 2005,
  13.25s to 2010
  (Telecommunications)## ....................   $2,900                $  1,609,500
International Utility Structures,
  10.75s, 2008 (Utilities-Electric) .........    1,000                     820,000
PCI Chemicals Canada, Inc., 9.25s, 2007
  (Chemicals) ...............................      795                     524,700
Russel Metals, Inc., 10s, 2009
  (Metals and Minerals) .....................    1,580                   1,502,975
                                                                      ------------
                                                                      $  4,457,175
                                                                      ------------
Germany -- 0.6%
Callahan Nordrhein Westfalen, 14s, 2010
  (Telecommunications) ......................   $1,995                $  1,995,000
                                                                      ------------
Greece -- 0.1%
Fage Dairy Industries SA, 9s, 2007
  (Food and Beverage Products) ..............   $  540                $    432,000
                                                                      ------------
Luxembourg -- 0.7%
Millicom International Cellular
  Communications Corp., 0s to 2001,
  13.50s to 2006 (Telecommunications) .......   $1,710                $  1,470,600
PTC International Finance II SA,
  11.25s, 2009 (Telecommunications) .........      925                     941,187
                                                                      ------------
                                                                      $  2,411,787
                                                                      ------------
Mexico -- 0.2%
Satelites Mexicanos SA de CV,
  10.125s, 2004 (Telecommunications) ........   $1,250                $    837,500
                                                                      ------------
Netherlands -- 2.3%
Completel Europe NV, 0s to 2004,
  14s to 2009 (Telecommunications) ..........   $2,325                $  1,116,000
United Pan-Europe, 10.875s, 2009
  (Media) ...................................    2,875                   2,443,750
United Pan-Europe, 11.25s, 2010
  (Media)## .................................    1,400                   1,246,000
Versatel Telecom BV, 13.25s, 2008
  (Telecommunications) ......................    2,915                   2,973,300
                                                                      ------------
                                                                      $  7,779,050
                                                                      ------------
Norway -- 0.1%
Ocean Rig Norway As, 10.25s, 2008
  (Oil Services) ............................   $  300                $    249,000
                                                                      ------------
United Kingdom -- 5.9%
British Telecom PLC, 11.875s, 2008
  (Telecommunications) ......................   $2,550                $  3,001,274
Colt Telecommunications Group PLC,
  0s to 2001, 12s to 2006
  (Telecommunications) ......................    3,800                   3,344,000
Diamond Cable Communications Corp.
  PLC, 0s to 2000, 11.75s to 2005
  (Telecommunications) ......................      150                     142,500
Dolphin Telecom PLC, 0s to 2003,
  11.50 to 2008 (Telecommunications) ........    4,275                   1,534,500


                                                                          27-HYS

                                                  Principal Amount
Issuer                                              (000 Omitted)          Value
Foreign Bonds -- continued
United Kingdom -- continued
Energis PLC, 9.75s, 2009
  (Telecommunications) .......................    $           1,695   $  1,661,100
Esat Telecom Group PLC, 0s to 2002,
  12.5s to 2007 (Telecommunications) .........                  700        661,500
Esprit Telecom Group PLC, 11.5s, 2007
  (Telecommunications)# ......................                  700        497,000
Global Telesystems Ltd., 10.875s, 2008
  (Telecommunications) .......................                  850        612,000
Jazztel PLC, 13.25s, 2009
  (Telecommunications) .......................   EUR          1,000        885,392
Jazztel PLC, 14s, 2009
  (Telecommunications) .......................    $           2,000      1,840,000
Ono Finance PLC, 13s, 2009 (Media) ...........                3,185      3,025,750
Telewest Communications PLC,
  9.625s, 2006 (Media) .......................                  675        634,500
Telewest Communications PLC,
  11s, 2007 (Media) ..........................                  755        715,362
Telewest Communications PLC,
  11.25s, 2008 (Media) .......................                  500        510,000
Telewest Communications PLC,
  0s to 2004, 9.875s to 2009 (Media) .........                  850        459,000
Telewest Communications PLC,
  9.875s, 2010 (Media)## .....................                  455        423,150
Telewest Communications PLC,
  11.375s, 2010 (Media)## ....................                1,525        815,875
                                                                      ------------
                                                                      $ 20,762,903
                                                                      ------------
  Total Foreign Bonds ...........................................     $ 47,375,640
                                                                      ------------
  Total Bonds
    (Identified Cost, $345,164,984) .............................     $311,949,956
                                                                      ------------
Stocks -- 1.1%

                                              Shares
U.S. Stocks -- 0.1%
Building
Atlantic Gulf Communities Corp.+* .........        30      $          2
                                                           ------------
Consumer Goods and Services
Ranger Industries, Inc.* ..................     8,952      $     13,988
                                                           ------------
Media
Classic Communications, Inc.##* ...........     2,325      $     18,600
Golden Books Family Entertainment, Inc.*       17,708            15,495
                                                           ------------
                                                           $     34,095
                                                           ------------
Telecommunications -- 0.1%
Viatel, Inc.* .............................     6,681      $    190,826
                                                           ------------
  Total U.S. Stocks ..................................     $    238,911
                                                           ------------
Foreign Stocks -- 1.0%
Belgium -- 0.1%
Tele1 Europe Holdings AB, ADR
  (Telecommunications)* ...................    23,777      $    286,810
                                                           ------------
Bermuda -- 0.4%
Global Crossing Holdings Ltd., Preferred
  (Telecommunications) ....................    12,250      $  1,203,562
                                                           ------------
Netherlands -- 0.3%
Completel Europe NV
  (Telecommunications)* ...................   116,250      $  1,162,500
                                                           ------------
United Kingdom -- 0.2%
Colt Telecom Group PLC, ADR
  (Telecommunications) ....................     3,956      $    536,533
Ono Finance PLC (Media)* ..................     3,185           318,500
                                                           ------------
                                                           $    855,033
                                                           ------------
  Total Foreign Stocks ...............................     $  3,507,905
                                                           ------------
  Total Stocks
    (Identified Cost, $2,072,697).....................     $  3,746,816


Preferred Stock -- 2.3%

Issuer                                          Shares                    Value
Consumer Goods and Services
Renaissance Cosmetics, Inc., 14s* ...........      852              $          --
                                                                    -------------
Media -- 1.3%
CSC Holdings, Inc., 11.125s* ................   18,491              $   1,946,178
Primedia, Inc., 8.625s ......................   23,750                  2,042,500
Primedia, Inc., 10s .........................    4,000                    386,000
                                                                    -------------
                                                                    $   4,374,678
                                                                    -------------
Telecommunications -- 1.0%
Crown Castle International Corp., 12.75s.....    1,839              $   1,875,780
Nextel Communications, Inc., 13s* ...........      160                    171,200
Rural Cellular Corp., 11.375s ...............    1,678                  1,577,320
                                                                    -------------
                                                                    $   3,624,300
                                                                    -------------
  Total Preferred Stock
    (Identified Cost, $7,502,131) .............................     $   7,998,978
                                                                    -------------
Warrants* -- 0.5%
Allegiance Telecommunications, Inc.
  (Telecommunications) ......................    1,550              $      26,350
Cybernet Internet Services International
  (Telecommunications) ......................    1,425                     28,500
DTI Holdings, Inc. (Telecommunications)         12,000                        120
Esat Holdings Ltd.
  (Telecommunications)## ....................      550                    123,750
ICO, Inc. (Energy) ..........................   25,000                     15,250
Jazztel PLC (Telecommunications)## ..........    1,880                    185,342
Knology Inc. (Telecommunications)## .........      525                      1,312
Loral Orion Network Systems, Inc.
  (Telecommunications) ......................    1,000                      7,000
Loral Orion Network Systems, Inc.
  (Telecommunications) ......................    1,100                     18,700
McCaw International Ltd.
  (Telecommunications)## ....................      850                      1,700
Metronet Communications Corp.
  (Telecommunications)## ....................      650                     71,500
Motient Corp. (Telecommunications)## ........      950                     38,000
Renaissance Cosmetics, Inc.
  (Consumer Goods and Services) .............      689                         --
Versatel Telecom BV
  (Telecommunications) ......................    2,250                  1,215,000
                                                                    -------------
  Total Warrants
    (Identified Cost, $358,639) ...............................     $   1,732,524
                                                                    -------------
Short-Term Obligations -- 5.3%

                                                Principal Amount
                                                (000 Omitted)
Federal Home Loan Bank, due 7/03/00 .........   $    2              $       1,999
Salomon Smith Barney Holdings, Inc.,
  due 7/03/00 ...............................    8,505                  8,501,787
General Electric Capital Corp., due
  7/03/00 ...................................   10,000                  9,996,139
                                                                    -------------
  Total Short-Term Obligations, at Amortized Cost .............     $  18,499,925
                                                                    -------------
  Total Investments
    (Identified Cost, $373,598,376) ...........................     $ 343,928,199
                                                                    -------------
Other Assets,
  Less Liabilities -- 1.2%                                              4,119,373
                                                                    -------------
  Net Assets -- 100.0% ........................................     $ 348,047,572
                                                                    =============


           See portfolio footnotes and notes to financial statements.


28-HYS

Portfolio of Investments (Unaudited) -- June 30, 2000
International Growth and Income Series
Stocks -- 96.9%

Issuer                                                                            Shares                Value
Foreign Stocks -- 77.2%
Australia -- 3.3%
Australia & New Zealand Banking Group
  Ltd. (Banks and Credit Cos.)* ........................................           89,506         $   702,521
QBE Insurance Group Ltd. (Insurance)* ..................................          365,607           1,786,071
Telstra Corp. Ltd. (Telecommunications) ................................           95,700             387,880
                                                                                                  -----------
                                                                                                  $ 2,876,472
                                                                                                  -----------
Canada -- 3.4%
BCE, Inc. (Telecommunications) .........................................           12,700         $   302,419
Canadian National Railway Co.
  (Railroads) ..........................................................           32,503             948,681
Manitoba Telecom Services Inc.
  (Telecommunications) .................................................           22,800             392,200
Nortel Networks Corp.
  (Telecommunications) .................................................           19,943           1,361,110
                                                                                                  -----------
                                                                                                  $ 3,004,410
                                                                                                  -----------
Denmark -- 0.6%
International Service Systems Co.
  (Business Services)* .................................................            6,500         $   494,901
                                                                                                  -----------
France -- 9.9%
Aventis S.A. (Pharmaceuticals) .........................................           14,090         $ 1,028,277
AXA (Insurance) ........................................................            3,860             607,985
Castorama Dubois Investisse (Retail) ...................................            4,614           1,140,772
Compagnie Francaise d' Etudes et de
  Construction S.A. (Construction) .....................................            3,900             471,697
Pinault-Printemps-Redoute S.A. (Retail) ................................            4,070             904,091
Sanofi-Synthelabo S.A. (Medical and
  Health Products) .....................................................           13,090             623,536
STMicroelectronics N.V. (Electronics) ..................................           15,660             986,637
Television Francaise (Entertainment)* ..................................           31,550           2,198,587
Total Fina S.A., ADR (Oils) ............................................           10,230             785,792
                                                                                                  -----------
                                                                                                  $ 8,747,374
                                                                                                  -----------
Germany -- 2.5%
Fresenius AG, Preferred (Medical
  Supplies) ............................................................            2,000         $   462,026
Henkel KGaA, Preferred (Chemicals) .....................................           13,110             748,386
ProSieben Media AG, Preferred
  (Entertainment) ......................................................            7,800             969,826
                                                                                                  -----------
                                                                                                  $ 2,180,238
                                                                                                  -----------
Hong Kong -- 0.9%
China Telecom (Hong Kong) Ltd.
  (Telecommunications) .................................................           92,000         $   811,417
                                                                                                  -----------
Italy -- 1.3%
San Paolo -- Imi S.p.A. (Banks and
  Credit Cos.) .........................................................           62,825         $ 1,114,893
                                                                                                  -----------
Japan -- 19.6%
Canon, Inc. (Special Products and
  Services) ............................................................           38,000         $ 1,891,403
Eisai Co. Ltd. (Medical and Health
  Products) ............................................................           19,000             608,974
Fuji Heavy Industries Ltd. (Automotive) ................................           51,000             370,192
Fujitsu Ltd. (Computer Hardware --
   Systems) ............................................................           40,000           1,383,861
Hitachi Ltd. (Electronics) .............................................           94,000           1,355,769
Nintendo Co. (Entertainment) ...........................................            2,000             349,170
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) .............................................               31             412,048
Nitto Denko Corp. (Industrial Goods and
  Services) ............................................................           11,000             424,114
NTT Mobile Communications Network,
  Inc. (Telecommunications) ............................................               38           1,028,092
Rohm Co. (Electronics) .................................................            5,900           1,724,170
Secom Co. (Security Services) ..........................................           23,000           1,680,336

Issuer                                                                            Shares                Value
Foreign Stocks -- continued
Japan -- continued
Sony Corp. (Electronics) ...............................................            7,400         $   690,611
Takeda Chemical Industries Co.
  (Pharmaceuticals) ....................................................           15,000             984,163
Terumo Corp. (Medical and Health
  Products) ............................................................           53,000           1,793,646
Tokyo Broadcasting System, Inc.
  (Entertainment) ......................................................           11,000             474,925
Tokyo Gas Co. Ltd. (Gas) ...............................................          162,000             455,091
Uni-Charm Corp. (Paper Products) .......................................            4,000             242,081
Ushio, Inc. (Electronics) ..............................................           28,000             770,739
Victor Co. of Japan Ltd. (Audio/Video
  Products) ............................................................           59,000             520,032
                                                                                                  -----------
                                                                                                  $17,159,417
                                                                                                  -----------
Mexico -- 1.3%
Fomento Economico Mexicano S.A. de
  C.V., ADR (Food and Beverage
  Products)* ...........................................................            9,410         $   405,218
Grupo Televisa S.A., GDR
  (Entertainment)* .....................................................            7,600             523,925
Nuevo Grupo Iusacell S.A. de C. V., ADR
  (Telecommunications)* ................................................           14,200             221,875
                                                                                                  -----------
                                                                                                  $ 1,151,018
                                                                                                  -----------
Netherlands -- 6.9%
Akzo Nobel N.V. (Chemicals) ............................................           37,220         $ 1,581,095
Hunter Douglas N.V., ADR (Consumer
  Goods and Services)* .................................................           29,950             810,534
ING Groep N.V. (Financial Services)* ...................................           14,780             998,917
KPN N.V. (Telecommunications)* .........................................           11,086             495,799
Royal Dutch Petroleum Co., ADR (Oils) ..................................           35,460           2,183,006
                                                                                                  -----------
                                                                                                  $ 6,069,351
                                                                                                  -----------
Singapore -- 0.5%
Singapore Press Holdings Ltd. (Printing
  and Publishing) ......................................................           26,000         $   406,603
                                                                                                  -----------
South Korea -- 0.3%
Korea Electric Power Corp.
  (Utilities -- Electric) ..............................................            9,820         $   304,756
                                                                                                  -----------
Spain -- 4.4%
Altadis S.A. (Tobacco) .................................................          106,287         $ 1,623,386
Repsol-YPF, S.A. (Oils) ................................................           23,830             474,298
Telefonica S.A. (Telecommunications) ...................................           83,036           1,783,489
                                                                                                  -----------
                                                                                                  $ 3,881,173
                                                                                                  -----------
Sweden -- 2.1%
Saab AB, "B" (Aerospace) ...............................................          124,850         $ 1,048,088
Skandia Forsakrings AB (Insurance) .....................................           28,620             756,490
                                                                                                  -----------
                                                                                                  $ 1,804,578
                                                                                                  -----------
Switzerland -- 1.7%
Nestle S.A. (Food and Beverage
  Products) ............................................................              739         $ 1,479,541
                                                                                                  -----------
United Kingdom -- 18.5%
AstraZeneca Group PLC (Medical and
  Health Products) .....................................................           13,074         $   608,093
BAE Systems PLC (Aerospace)* ...........................................          128,009             797,741
Boots Co. PLC (Retail)* ................................................           92,820             706,210
BP Amoco PLC, ADR (Oils) ...............................................           30,596           1,730,586
British Telecommunications PLC
  (Telecommunications)* ................................................           56,577             730,840
Cable & Wireless Communications PLC
  (Telecommunications) .................................................           19,360             327,687
Carlton Communicatons PLC
  (Broadcasting)* ......................................................           45,800             588,856
CGU PLC (Insurance)* ...................................................          101,930           1,695,973


                                                                          29-IGI

Issuer                                                                            Shares                Value
Foreign Stocks -- continued
United Kingdom -- continued
Compass Group (Restaurants and Food
  Service) .............................................................    80,390                $ 1,058,510
Diageo PLC (Food and Beverage
  Products)* ...........................................................   226,735                  2,033,750
HSBC Holdings PLC (Banks and Credit
  Cos.)* ...............................................................    76,100                    869,648
Lloyds TSB Group PLC (Banks and
  Credit Cos.)* ........................................................    47,090                    444,465
Reuters Group PLC (Business Services) ..................................    74,910                  1,276,992
United News & Media PLC
  (Broadcasting) .......................................................    82,200                  1,181,190
Vodafone AirTouch PLC
  (Telecommunications)* ................................................   535,398                  2,162,282
                                                                                                  -----------
                                                                                                  $16,212,823
                                                                                                  -----------
  Total Foreign Stocks ......................................................................     $67,698,965
                                                                                                  -----------
U.S. Stocks -- 19.7%
Advertising -- 0.4%
Omnicom Group, Inc. ....................................................     4,200                $   374,063
                                                                                                  -----------
Aerospace -- 0.7%
Boeing Co. .............................................................    14,500                $   606,281
                                                                                                  -----------
Automotive -- 0.3%
Delphi Automotive Systems Corp. ........................................    14,960                $   217,855
                                                                                                  -----------
Biotechnology -- 1.5%
Pharmacia Corp. ........................................................    24,834                $ 1,283,607
                                                                                                  -----------
Business Machines -- 2.8%
Hewlett-Packard Co. ....................................................    18,700                $ 2,335,162
Xerox Corp. ............................................................     6,810                    141,308
                                                                                                  -----------
                                                                                                  $ 2,476,470
                                                                                                  -----------
Business Services -- 0.1%
United Parcel Service, Inc. ............................................     2,110                $   124,490
                                                                                                  -----------
Computer Services -- 0.5%
Computer Sciences Corp.* ...............................................     5,300                $   395,844
                                                                                                  -----------
Consumer Goods and Services -- 1.7%
Philip Morris Cos., Inc. ...............................................    18,360                $   487,688
Tyco International Ltd. ................................................    20,676                    979,525
                                                                                                  -----------
                                                                                                  $ 1,467,213
                                                                                                  -----------
Electrical Equipment -- 3.1%
Emerson Electric Co. ...................................................    18,800                $ 1,135,050
General Electric Co. ...................................................    30,000                  1,590,000
                                                                                                  -----------
                                                                                                  $ 2,725,050
                                                                                                  -----------
Electronics -- 0.6%
Agilent Technologies, Inc.* ............................................     7,132                $   525,985
                                                                                                  -----------
Financial Institutions -- 0.6%
Goldman Sachs Group, Inc. ..............................................       700                $    66,412
Merrill Lynch & Co., Inc. ..............................................     3,800                    437,000
                                                                                                  -----------
                                                                                                  $   503,412
                                                                                                  -----------
Food and Beverage Products -- 1.4%
Anheuser-Busch Cos., Inc. ..............................................    16,350                $ 1,221,141
                                                                                                  -----------
Insurance -- 3.8%
American International Group, Inc. .....................................    15,465                $ 1,817,137
ReliaStar Financial Corp. ..............................................    29,320                  1,537,468
                                                                                                  -----------
                                                                                                  $ 3,354,605
                                                                                                  -----------
Machinery -- 0.4%
Ingersol-Rand Co. ......................................................     9,400                $   378,350
                                                                                                  -----------
Oil Services -- 1.5%
Halliburton Co. ........................................................    28,700                $ 1,354,281
                                                                                                  -----------

Issuer                                                                      Shares                      Value
U.S. Stocks -- continued
Telecommunications -- 0.3%
NTL, Inc.* .............................................................     3,690                $   220,939
                                                                                                  -----------
  Total U.S. Stocks ............................................................................  $17,229,586
                                                                                                  -----------
  Total Stocks
    (Identified Cost, $71,810,638) .............................................................  $84,928,551
                                                                                                  -----------
Warrants*
Vivendi (Utilities -- Water),
  (Identified Cost, $2,171) ............................................     2,670                $     9,201
                                                                                                  -----------
Short-Term Obligations -- 1.6%

                                                                         Principal Amount
                                                                           (000 Omitted)
General Electric Capital Corp., due
  7/03/00, at Amortized Cost ...........................................   $ 1,405                $ 1,404,458
                                                                                                  -----------
  Total Investments
    (Identified Cost, $73,217,267) ..........................................................     $86,342,210
                                                                                                  -----------
Other Assets,
  Less Liabilities -- 1.5%
                                                                                                    1,280,133
                                                                                                  -----------
  Net Assets -- 100.0% ......................................................................     $87,622,343
                                                                                                  ===========


           See portfolio footnotes and notes to financial statements.

30-IGI

Portfolio of Investments (Unaudited) -- June 30, 2000
Money Market Series
Commercial Paper -- 85.1%

                                                Principal Amount
Issuer                                           (000 Omitted)          Value
American Express Credit Corp.,
  due 8/17/00 ..............................        $16,000        $ 15,863,595
American General Finance Corp.,
  due 8/28/00 ..............................         16,000          15,828,578
Associates Corp. of North America,
  due 7/03/00 ..............................         13,700          13,694,748
AT&T Corp., due 7/10/00 ....................         15,000          14,975,400
Bell Atlantic Financial Services,
  due 8/24/00 ..............................         10,000           9,901,900
Bellsouth Telecomm, Inc., due 8/28/00 ......          6,630           6,560,142
Campbell Soup Co.,
  due 7/24/00 - 9/15/00 ....................         14,600          14,490,749
Caterpillar Financial Services N V,
  due 9/28/00 ..............................         11,825          11,632,932
Du Pont (E.I.) de Nemours & Co., Inc.,
  due 8/18/00 ..............................          4,000           3,965,067
Duke Power Co., due 7/18/00 ................         12,000          11,963,167
Ford Motor Credit Corp., due 8/15/00 .......         16,000          15,869,600
Gannett, Inc., due 7/13/00 .................         18,000          17,961,060
General Electric Capital Corp.,
  due 8/14/00 - 8/21/00 ....................         15,880          15,739,169
General Mills, Inc.,
  due 7/18/00 - 7/20/00 ....................         15,385          15,335,406
Goldman Sachs Group LP, due 8/08/00 ........         15,000          14,896,133
Halliburton Corp., due 9/18/00 .............         15,000          14,784,067
Heinz (H.J.) Co., due 8/14/00 ..............         12,556          12,455,789
Kellogg Co., due 8/09/00 ...................         15,000          14,894,050
Merrill Lynch & Co., Inc., due 8/11/00 .....         15,000          14,888,275
Metropolitan Life Funding, Inc.,
  due 7/25/00 - 8/03/00 ....................         13,351          13,283,904
Morgan Stanley Dean Witter,
  due 7/07/00 ..............................         18,000          17,980,590
Motorola, Inc., due 7/27/00 ................          5,000           4,976,275
Pitney Bowes Credit Corp., due 7/05/00......         17,000          16,987,628
Salomon Smith Barney Holdings, Inc.,
  due 8/10/00 ..............................         15,000          14,890,667
Sara Lee Corp., due 7/03/00 ................          9,000           8,996,600
Southern California Edison Co.,
  due 7/18/00 ..............................         15,000          14,953,699
                                                                   ------------
  Total Commercial Paper,
    at Amortized Cost ........................................     $347,769,190
                                                                   ------------
U.S. Government and Agency
  Obligations -- 14.3%
Federal Farm Credit Bank, due 8/04/00 ......        $ 9,575        $  9,516,944
Federal Home Loan Bank, due 7/03/00 ........          1,110           1,109,600
Federal National Mortgage Assn.,
  due 7/19/00 - 8/23/00 ....................         48,000          47,642,556
                                                                   ------------
  Total U.S. Government and Agency Obligations,
    at Amortized Cost ........................................     $ 58,269,100
                                                                   ------------
  Total Investments, at Amortized Cost .......................     $406,038,290
Other Assets,
  Less Liabilities -- 0.6%                                            2,446,706
                                                                   ------------
  Net Assets -- 100.0% .......................................     $408,484,996
                                                                   ============


           See portfolio footnotes and notes to financial statements.


Portfolio of Investments (Unaudited) -- June 30, 2000
Strategic Income Series
Bonds -- 78.4%

                                                Principal Amount
Issuer                                            (000 Omitted)          Value
U.S. Bonds -- 52.2%
Broadcasting -- 3.8%
Citadel Broadcasting Co., 9.25s, 2008 ......         $   125        $   121,875
Cumulus Media, Inc., 10.375s, 2008 .........             250            217,500
Echostar DBS Corp., 9.375s, 2009 ...........             250            241,250
Liberty Media Corp., 8.25s, 2030## .........             350            321,392
                                                                    -----------
                                                                    $   902,017
                                                                    -----------
Building Materials -- 0.6%
Building Materials Corp., 8.625s, 2006 .....         $   150        $   130,500
                                                                    -----------
Business Services -- 0.6%
Pierce Leahy Corp., 9.125s, 2007 ...........         $   150        $   141,000
                                                                    -----------
Chemicals -- 1.4%
Lyondell Chemical Co., 9.625s, 2007 ........         $   175        $   173,250
NL Industries, Inc., 11.75s, 2003 ..........             150            153,000
                                                                    -----------
                                                                    $   326,250
                                                                    -----------
Computer Services -- 0.2%
Unisystem Corp., 7.875s, 2008 ..............         $    50        $    46,500
                                                                    -----------
Consumer Goods and Services -- 0.7%
Hayes Wheels International, Inc.,
  9.125s, 2007 .............................         $   175        $   156,187
                                                                    -----------
Container, Forest and Paper Products -- 1.2%
Gaylord Container Corp., 9.75s, 2007"B"              $    50        $    39,000
Riverwood International Corp.,
  10.25s, 2006 .............................             250            237,500
                                                                    -----------
                                                                    $   276,500
                                                                    -----------
Entertainment -- 0.7%
Time Warner Entertainment Co. LP,
  8.375s, 2033 .............................         $   168        $   169,369
                                                                    -----------
Financial Institutions -- 6.0%
Chase Commercial Mortgage Securities
  Corp., 6.6s, 2012 ........................         $   360        $   266,040
Commercial Mortgage Asset Trust,
  7.839s, 2020 (Interest only) .............           4,545            148,053
DLJ Commercial Mortgage Corp.,
  7.545s, 2005 (Interest only) .............          14,500            492,783
Morgan Stanley Capital Inc., 6.86s, 2010                 250            197,265
Natexis AMBS Co. LLC, 8.44s, 2049## ........             100             93,750
Residential Accredit Loans, Inc.,
  7.75s, 2027 ..............................             239            220,934
                                                                    -----------
                                                                    $ 1,418,825
                                                                    -----------
Industrial -- 0.7%
Allied Waste North America Inc.,
  10s, 2009 ................................         $   200        $   169,000
                                                                    -----------
Information, Paging and Technology -- 1.6%
NEXTEL Communications, Inc.,
  0s to 2003, 9.95s to 2008 ................         $   500        $   368,750
                                                                    -----------
Media -- 1.6%
Chancellor Media Corp., 8.125s, 2007 .......         $   250        $   250,625
Lenfest Communications, Inc.,
  10.5s, 2006 ..............................             125            138,125
                                                                    -----------
                                                                    $   388,750
                                                                    -----------
Metals and Minerals -- 0.9%
P&L Coal Holdings Corp., 9.625s, 2008 ......         $   225        $   208,687
                                                                    -----------
Oil Services -- 0.5%
Ocean Energy, Inc., 8.875s, 2007 ...........         $   125        $   124,375
                                                                    -----------
Printing and Publishing -- 0.4%
Hollinger International Publishing,
  9.25s, 2007 ..............................         $   100        $    98,500
                                                                    -----------
Steel -- 0.8%
WCI Steel, Inc., 10s, 2004 .................         $   200        $   189,500
                                                                    -----------


                                                                          31-SIS

                                                  Principal Amount
Issuer                                             (000 Omitted)            Value
U.S. Bonds -- continued
Telecommunications -- 6.4%
Centennial Cellular Operating Co.,
  10.75s, 2008 ..............................   $  200                $   195,000
Century Communications Corp.,
  9.5s, 2005 ................................      100                     95,750
Charter Communications Holdings,
  8.25s, 2007 ...............................      250                    221,250
Crown Castle International Corp.,
  10.75s, 2011 ..............................      250                    253,750
CSC Holdings, Inc., 9.25s, 2005 .............      125                    125,625
FrontierVision Holdings LP, 11s, 2006 .......      100                    101,000
NTL Communications Corp.,
  0s to 2003, 12.375s to 2006 ...............      200                    131,000
PSINet, Inc., 11s, 2009 .....................      200                    186,000
Spectrasite Holdings, Inc., 12s, 2009 .......      350                    204,750
                                                                      -----------
                                                                      $ 1,514,125
                                                                      -----------
U.S. Federal Agencies -- 9.2%
Federal Home Loan Bank, 7.5s, 2029 ..........   $  222                $   219,254
Federal Home Loan Mortgage Corp.,
  6.875s, 2005 ..............................      250                    248,438
FNMA, 7s, 2029 ..............................      499                    482,262
FNMA, 7.5s, 2030 ............................      999                    984,473
GNMA, 8s, 2030 ..............................      225                    227,242
                                                                      -----------
                                                                      $ 2,161,669
                                                                      -----------
U.S. Treasury Obligations -- 12.1%
U.S. Treasury Bonds, 10.375s, 2012 ..........   $  750                $   922,148
U.S. Treasury Bonds, 9.875s, 2015 ...........      214                    290,171
U.S. Treasury Bonds, 6.125s, 2029 ...........      800                    808,000
U.S. Treasury Notes, 6s, 2009 ...............      400                    396,812
U.S. Treasury Notes, 6.5s, 2010 .............      418                    432,304
                                                                      -----------
                                                                      $ 2,849,435
                                                                      -----------
Utilities -- Electric -- 2.8%
Cheasapeake Energy Corp.,
  9.625s, 2005 ..............................   $  200                $   195,500
CMS Energy Corp., 6.75s, 2004 ...............      150                    137,625
Niagara Mohawk Power Corp.,
  8.77s, 2018 ...............................      250                    250,000
Niagara Mohawk Power Corp."D",
  7.25s, 2002 ...............................       76                     74,715
                                                                      -----------
                                                                      $   657,840
                                                                      -----------
  Total U.S. Bonds ..............................................     $12,297,779
                                                                      -----------
Foreign Bonds -- 26.2%
Argentina -- 1.9%
Cablevision S.A., 13.75s, 2007
  (Cable Television)## ......................   $  100                $    93,000
Mastellone Hermanos S.A., 11.75s, 2008
  (Food and Beverage Products) ..............      150                    109,500
Republic of Argentina, 12.04s, 2004## .......      250                    254,688
                                                                      -----------
                                                                      $   457,188
                                                                      -----------
Bermuda -- 1.2%
Flag Ltd., 8.25s, 2008
  (Telecommunications) ......................   $   50                $    44,000
Global Crossing Holdings Ltd.,
  9.625s, 2008 (Telecommunications) .........      250                    243,750
                                                                      -----------
                                                                      $   287,750
                                                                      -----------
Brazil -- 4.1%
Federal Republic of Brazil, 7.375s, 2006        $  102                $    93,349
Federal Republic of Brazil, 8s, 2014 ........      677                    498,666
Federal Republic of Brazil, 12.75s, 2020            75                     71,550
Federal Republic of Brazil, 6s, 2024 ........      250                    162,825

                                                  Principal Amount
Issuer                                             (000 Omitted)            Value
Foreign Bonds -- continued
Brazil -- continued
Federal Republic of Brazil,
  10.125s, 2027 .............................       $     150  $   118,125
Federal Republic of Brazil, 12.25s, 2030.....             25        23,000
                                                               -----------
                                                               $   967,515
                                                               -----------
Canada -- 0.3%
AT&T Canada, Inc., 0s to 2003,
  9.95s to 2008 (Telecommunications) ........       $      75  $    60,834
                                                               -----------
France -- 1.7%
Republic of France, 3.5s, 2004 ..............     EUR    442   $   398,525
                                                               -----------
Germany -- 1.7%
Federal Republic of Germany, 4.5s, 2009           EUR    442   $   400,751
                                                               -----------
Grand Cayman Islands -- 0.9%
APP Finance IX Ltd., 10.526s, 2001
  (Container, Forest and Paper Products)            $     100  $    80,500
Daiwa PB Ltd., 7.828s, 2049 (Banks and
  Credit Cos.) ..............................            150       127,500
                                                               -----------
                                                               $   208,000
                                                               -----------
Greece -- 3.1%
Hellenic Republic, 6.6s, 2004 ...............     GRD 83,500   $   240,445
Hellenic Republic, 6s, 2006 .................         86,100       242,788
Hellenic Republic, 8.6s, 2008 ...............         79,000       257,093
                                                               -----------
                                                               $   740,326
                                                               -----------
Mexico -- 3.7%
Bepensa S.A., 9.75s, 2004 (Sovereign)##             $     325  $   289,250
Grupo Minero Mexico S.A. de CV,
  8.25s, 2008 (Metals and Minerals) .........            250       202,500
Maxcom Telecomunicacione CV,
  13.75s, 2007 (Telecommunications)## .......            225       198,562
Nuevo Grupo Iusacell S.A. de CV,
  14.25s, 2006 (Telecommunications)## .......             71        74,195
United Mexican States, 8.625s, 2008 .........            100        97,000
                                                               -----------
                                                               $   861,507
                                                               -----------
Netherlands -- 2.6%
PT Alatief Freeport Finance, 9.75s, 2001
  (Finance) .................................       $      48  $    43,920
Tenet Healthcare Corp., 0s, 2002
  (Medical and Health Technology
  and Services) .............................            250       200,625
United Pan Europe Communication N.V.,
  10.875s, 2009 (Cable Television) ..........            250       212,500
Hermes Europe Railtel BV, 10.375s, 2009
  (Telecommunications) ......................            200       168,000
                                                               -----------
                                                               $   625,045
                                                               -----------
Russia -- 1.9%
Russia Principal Loans,
  7.938s, 2020 (In Default) .................       $   1,470  $   444,675
                                                               -----------
South Korea -- 0.6%
Hanvit Bank, 12.75s, 2010
  (Banks and Credit Cos.) ...................       $     150  $   149,063
                                                               -----------
Turkey -- 0.1%
Republic of Turkey, 11.875s, 2030 ...........       $      17  $    18,084
                                                               -----------
United Kingdom -- 2.4%
Dolphin Telecommunications PLC, 0s to
  2004, 14s to 2009
  (Telecommunications) ......................       $     400  $   132,000
OTE PLC, 6.125s, 2007 (Industrial)## ........     EUR     80        75,047
Telewest Communications PLC,
  9.625s, 2006 (Cable Television) ...........       $     250      235,000


32-SIS

Portfolio of Investments (Unaudited) -- June 30, 2000

                                                  Principal Amount
Issuer                                             (000 Omitted)         Value
Foreign Bonds -- continued
United Kingdom -- continued
United Kingdom Treasury, 6.75s, 2004 .........       GBP    76           119,924
                                                                     -----------
                                                                     $   561,971
                                                                     -----------
  Total Foreign Bonds ..........................................     $ 6,181,234
                                                                     -----------
  Total Bonds
    (Identified Cost, $19,217,923) .............................     $18,479,013
                                                                     -----------
Preferred Stock -- 0.7%

                                                      Shares
CSC Holdings, Inc., 11.125%,
  (Telecommunications)*
  (Identified Cost, $136,250) ................       1,550           $   163,138
                                                                     -----------
Call Options Purchased

                                              Principal Amount
                                                of Contracts
Issuer/Expiration Month/Strike Price           (000 Omitted)
Australian Dollars/July/0.585 ............   AUD         455     $     2,348
Japanese Yen/July/105 ....................   JPY     107,598           6,886
                                                                 -----------
  Total Call Options Purchased
    (Premiums Paid, $17,438) ...............................     $     9,234
                                                                 -----------
Put Options Purchased -- 0.5%
Australian Dollars/August/0.66 ...........   AUD         678     $        65
Euro/August/1.07 .........................   EUR         550              21
Euro/August/1.04 .........................               642             222
Euro/September/0.99 ......................             1,306          14,206
Japanese Yen/July/103 ....................   JPY     111,010           7,105
Japanese Yen/July/108 ....................           114,575           3,895
Japanese Yen/September/105 ...............           119,195          23,005
Japanese Yen/Euro/August/102 .............           115,099          17,495
Japanese Yen/Euro/January/130 ............             4,805              96
Mexican Peso/July/10.199 .................   MXN       5,543          17,318
British Pounds/Euro/August/0.62 ..........   GBP         666          14,131
British Pounds/Euro/August/0.615 .........               671          12,318
                                                                 -----------
  Total Put Options Purchased
    (Premiums Paid, $117,382) ..............................     $   109,877
                                                                 -----------
Short-Term Obligations -- 19.3%

                                         Principal Amount
Issuer                                    (000 Omitted)
Federal Home Loan Bank, due 7/03/00,
  at Amortized Cost ................     $   4,553          $ 4,551,338
                                                            -----------
  Total Investments
    (Identified Cost, $24,040,331) ....................     $23,312,600
                                                            -----------

Call Options Written -- (0.1)%

                                                                           Principal Amount
                                                                             of Contracts
Issuer/Expiration Month/Strike Price                                         (000 Omitted)      Value
Australian Dollars/August/0.61 ...........................................   AUD     (627)    $(16,940)
Australian Dollars/May/0.555 .............................................           (348)      (1,795)
Canadian Dollars/September/1.40 ..........................................   CAD     (996)         (68)
Japanese Yen/Euro/September/93.25 ........................................   JPY (107,497)      (6,127)
                                                                                              --------
  Total Call Options Written
    (Premiums Received, $44,144) .......................................................      $(24,930)
                                                                                              --------

                                                                           Principal Amount
                                                                             of Contracts
Issuer/Expiration Month/Strike Price                                         (000 Omitted)      Value
Put Options Written
Canadian Dollars/July/1.50 ...............................................   CAD      (11)    $(1,467)
Canadian Dollars/August/1.49 .............................................            (11)     (2,848)
Euro/August/1.12 .........................................................   EUR     (691)         (1)
Japanese Yen/July/108 ....................................................   JPY (114,575)     (3,895)
                                                                                              --------
  Total Put Options Written
    (Premiums Received, $22,900) .......................................................      $(8,211)
                                                                                              --------

                                        Value
Other Assets,
  Less Liabilities -- 1.2%         $   288,823
                                   -----------
  Net Assets -- 100.0% .......     $23,568,282
                                   ===========


           See portfolio footnotes and notes to financial statements.


                                                                          33-SIS

Portfolio of Investments (Unaudited) -- June 30, 2000
Zero Coupon Series, Portfolio 2000
U.S. Government Guaranteed -- 92.8%

                                                        Principal Amount
Issuer                                                     (000 Omitted)        Value
Treasury Investments
  Growth Receipts -- 7.2%
Series 18, due 2/15/01 .............................         $   97         $   93,600
Series 12, due 5/15/01 .............................             22             20,833
Series 15, due 8/15/01 .............................             88             81,964
                                                                            ----------
  Total Treasury Investment Growth Receipts
    (Identified Cost, $191,546) .......................................     $  196,397
                                                                            ----------
U.S. Treasury Securities Stripped
  Interest Payments -- 85.6%
Generic Coupons, due 8/15/00 .......................         $  493         $  489,796
Generic Coupons, due 11/15/00 ......................          1,852          1,813,293
Generic Coupons, due 5/15/01 .......................             39             37,036
                                                                            ----------
  Total U.S. Treasury Securities Stripped
    Interest Payments (Identified Cost, $2,333,302) ...................     $2,340,125
                                                                            ----------
  Total Investments
    (Identified Cost, $2,524,848) .....................................     $2,536,522
Other Assets,
  Less Liabilities -- 7.2%                                                     196,882
                                                                            ----------
  Net Assets -- 100.0% ................................................     $2,733,404
                                                                            ==========


           See portfolio footnotes and notes to financial statements.


Portfolio Footnotes:

  *Non-income producing security.
 **Non-income producing security-in default.
  #Payment-in-kind security.
 ##SEC Rule 144A restriction.
###Security segregated as collateral for an open futures contract.
  +Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD=Australian Dollars                   GRD=Greek Drachma
BRL=Brazilian Real                       JPY=Japanese Yen
CAD=Canadian Dollars                     MXN=Mexican Pesos
DEM=German Marks                         NZD=New Zealand Dollars
DKK=Danish Kroner                        SEK=Swedish Kronor
EUR=Euro                                 VEB=Venezuelan Bolivars
GBP=British Pounds


34-ZCS

MFS/Sun Life Series Trust
Statements of Assets and Liabilities (Unaudited) -- June 30, 2000

                                                                                           Emerging
                                                                                            Markets           Global
                                                                              Bond          Equity            Asset
Assets:                                                                      Series         Series      Allocation Series
 Investments --                                                           -----------     -----------   -----------------
  Unaffiliated issuers, at identified cost ............................   $59,626,766     $40,279,417      $115,004,644
  Unrealized appreciation (depreciation) ..............................    (1,021,858)        895,220         9,862,355
                                                                          -----------     -----------      ------------
    Total investments, at value .......................................   $58,604,908     $41,174,637      $124,866,999
 Investments of cash collateral for securities loaned, at value and
  identified cost .....................................................            --       6,588,913         6,123,075
 Cash .................................................................           836             681           347,956
 Foreign currency, at value (identified cost, $0, $275,544, $623, $0,
  $0, $0, and $0, respectively) .......................................            --         276,250               588
 Net receivable for forward foreign currency exchange contracts
  to purchase .........................................................            --              --           154,332
 Net receivable for forward foreign currency exchange contracts
  to sell .............................................................            --              --                --
 Receivable for investments sold ......................................     1,929,972       1,292,015         1,097,708
 Receivable for series shares sold ....................................        83,581          39,533             1,151
 Interest and dividends receivable ....................................       877,371          41,765         1,022,319
 Other assets .........................................................            74             262             1,593
                                                                          -----------     -----------      ------------
    Total assets ......................................................   $61,496,742     $49,414,056      $133,615,721
                                                                          ===========     ===========      ============
Liabilities:
 Payable to custodian .................................................   $        --     $                $         --
 Net payable for forward foreign currency exchange contracts to
  purchase ............................................................            --              --           127,739
 Net payable for forward foreign currency exchange contracts to sell...            --              --                --
 Net payable for forward foreign currency exchange contracts subject
  to master netting agreements ........................................            --              --           101,193
 Payable for daily variation margin on open futures contracts .........            --              --           422,196
 Payable for investments purchased ....................................     2,484,941         745,084         1,032,733
 Payable for series shares reacquired .................................         1,275          10,334           110,508
 Collateral for securities loaned, at value ...........................            --       6,588,913         6,123,075
 Written options outstanding, at value (premiums received
  $0, $0, $403,633, $174,828, $13,001, $0, and $0, respectively)                   --              --           201,695
 Payable to affiliates --
  Management fee ......................................................           970           1,429             2,579
  Administrative fee ..................................................            28              20                60
 Accrued expenses and other liabilities ...............................         9,530          31,383            36,180
                                                                          -----------     -----------      ------------
    Total liabilities .................................................   $ 2,496,744     $ 7,377,163      $  8,157,958
                                                                          -----------     -----------      ------------
Net assets ............................................................   $58,999,998     $42,036,893      $125,457,763
                                                                          ===========     ===========      ============
Net assets consist of:
 Paid-in capital ......................................................   $60,165,239     $42,326,231      $103,649,126
 Unrealized appreciation (depreciation) on investments and
  translation of assets and liabilities in foreign currencies .........    (1,021,858)        891,724         9,889,949
 Accumulated undistributed net realized gain (loss) on investments
  and foreign currency transactions ...................................    (2,038,081)     (1,041,215)        9,953,131
 Accumulated undistributed net investment income (loss) ...............     1,894,698        (139,847)        1,965,557
                                                                          -----------     -----------      ------------
     Total ............................................................   $58,999,998     $42,036,893      $125,457,763
                                                                          ===========     ===========      ============
 Shares of beneficial interest outstanding ............................    5,778,561       3,870,505        7,978,878
                                                                           =========       =========        =========
 Net asset value, offering price and redemption price per
  share (net assets [divided by] shares of beneficial interest
  outstanding) ........................................................     $10.21          $10.86            $15.72
                                                                            ======          ======            =======

                                                                             Global         Global        Government
                                                                          Governments    Total Return     Securities
Assets:                                                                      Series         Series          Series
 Investments --                                                           -----------    ------------    ------------
  Unaffiliated issuers, at identified cost ............................   $66,282,833    $ 94,186,927    $514,766,530
  Unrealized appreciation (depreciation) ..............................      (602,759)     10,273,857     (12,180,885)
                                                                          -----------    ------------    ------------
    Total investments, at value .......................................   $65,680,074    $104,460,784    $502,585,645
 Investments of cash collateral for securities loaned, at value and
  identified cost .....................................................            --       3,853,234              --
 Cash .................................................................         1,399              --             548
 Foreign currency, at value (identified cost, $0, $275,544, $623, $0,
  $0, $0, and $0, respectively) .......................................            --              --              --
 Net receivable for forward foreign currency exchange contracts
  to purchase .........................................................        53,442              --              --
 Net receivable for forward foreign currency exchange contracts
  to sell .............................................................            --          19,330              --
 Receivable for investments sold ......................................       580,549         894,140          62,035
 Receivable for series shares sold ....................................        37,582             562         272,157
 Interest and dividends receivable ....................................     1,148,083         882,377       5,808,729
 Other assets .........................................................         1,384             473           5,536
                                                                          -----------    ------------    ------------
    Total assets ......................................................   $67,502,513    $110,110,900    $508,734,650
                                                                          ===========    ============    ============
Liabilities:
 Payable to custodian .................................................   $        --    $     31,568    $         --
 Net payable for forward foreign currency exchange contracts to
  purchase ............................................................            --          10,039              --
 Net payable for forward foreign currency exchange contracts to sell...        68,645              --              --
 Net payable for forward foreign currency exchange contracts subject
  to master netting agreements ........................................         4,706           6,002              --
 Payable for daily variation margin on open futures contracts .........            --              --              --
 Payable for investments purchased ....................................     2,211,033       2,136,896              --
 Payable for series shares reacquired .................................        54,748          73,516         424,940
 Collateral for securities loaned, at value ...........................            --       3,853,234              --
 Written options outstanding, at value (premiums received
  $0, $0, $403,633, $174,828, $13,001, $0, and $0, respectively)               97,283          11,152              --
 Payable to affiliates --
  Management fee ......................................................         1,344           2,135           7,676
  Administrative fee ..................................................            31              50             244
 Accrued expenses and other liabilities ...............................        35,638          40,239          65,572
                                                                          -----------    ------------    ------------
    Total liabilities .................................................   $ 2,473,428    $  6,164,831    $    498,432
                                                                          -----------    ------------    ------------
Net assets ............................................................   $65,029,085    $103,946,069    $508,236,218
                                                                          ===========    ============    ============
Net assets consist of:
 Paid-in capital ......................................................   $71,065,054    $ 87,397,152    $516,646,114
 Unrealized appreciation (depreciation) on investments and
  translation of assets and liabilities in foreign currencies .........      (559,496)     10,258,785     (12,180,885)
 Accumulated undistributed net realized gain (loss) on investments
  and foreign currency transactions ...................................    (7,099,193)      4,360,029     (13,062,254)
 Accumulated undistributed net investment income (loss) ...............     1,622,720       1,930,103      16,833,243
                                                                          -----------    ------------    ------------
     Total ............................................................   $65,029,085    $103,946,069    $508,236,218
                                                                          ===========    ============    ============
 Shares of beneficial interest outstanding ............................    6,666,567      6,601,062       41,706,467
                                                                           =========      =========       ==========
 Net asset value, offering price and redemption price per
  share (net assets [divided by] shares of beneficial interest
  outstanding) ........................................................      $9.75          $15.75          $12.19
                                                                             =====          ======          ======

                                                                              High
                                                                             Yield
Assets:                                                                      Series
 Investments --                                                           ------------
  Unaffiliated issuers, at identified cost ............................   $373,598,376
  Unrealized appreciation (depreciation) ..............................    (29,670,177)
                                                                          ------------
    Total investments, at value .......................................   $343,928,199
 Investments of cash collateral for securities loaned, at value and
  identified cost .....................................................             --
 Cash .................................................................             --
 Foreign currency, at value (identified cost, $0, $275,544, $623, $0,
  $0, $0, and $0, respectively) .......................................             --
 Net receivable for forward foreign currency exchange contracts
  to purchase .........................................................             --
 Net receivable for forward foreign currency exchange contracts
  to sell .............................................................             --
 Receivable for investments sold ......................................      1,380,146
 Receivable for series shares sold ....................................        551,500
 Interest and dividends receivable ....................................      7,012,441
 Other assets .........................................................          3,765
                                                                          ------------
    Total assets ......................................................   $352,876,051
                                                                          ============
Liabilities:
 Payable to custodian .................................................   $     11,403
 Net payable for forward foreign currency exchange contracts to
  purchase ............................................................             --
 Net payable for forward foreign currency exchange contracts to sell...            402
 Net payable for forward foreign currency exchange contracts subject
  to master netting agreements ........................................             --
 Payable for daily variation margin on open futures contracts .........             --
 Payable for investments purchased ....................................      4,684,424
 Payable for series shares reacquired .................................         67,800
 Collateral for securities loaned, at value ...........................             --
 Written options outstanding, at value (premiums received
  $0, $0, $403,633, $174,828, $13,001, $0, and $0, respectively)                    --
 Payable to affiliates --
  Management fee ......................................................          7,159
  Administrative fee ..................................................            167
 Accrued expenses and other liabilities ...............................         57,124
                                                                          ------------
    Total liabilities .................................................   $  4,828,479
                                                                          ------------
Net assets ............................................................   $348,047,572
                                                                          ============
Net assets consist of:
 Paid-in capital ......................................................   $377,059,394
 Unrealized appreciation (depreciation) on investments and
  translation of assets and liabilities in foreign currencies .........    (29,670,236)
 Accumulated undistributed net realized gain (loss) on investments
  and foreign currency transactions ...................................    (16,079,150)
 Accumulated undistributed net investment income (loss) ...............     16,737,564
                                                                          ------------
     Total ............................................................   $348,047,572
                                                                          ============
 Shares of beneficial interest outstanding ............................    42,484,860
                                                                           ==========
 Net asset value, offering price and redemption price per
  share (net assets [divided by] shares of beneficial interest
  outstanding) ........................................................      $8.19
                                                                             =====


                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Assets and Liabilities (Unaudited) -- June 30, 2000 -- continued

                                                                                             International
                                                                                              Growth and
                                                                                                Income
Assets:                                                                                         Series
 Investments --                                                                              -------------
  Unaffiliated issuers, at identified cost ...............................................    $73,217,267
  Unrealized appreciation (depreciation) .................................................     13,124,943
                                                                                              -----------
    Total investments, at value ..........................................................    $86,342,210
 Investments of cash collateral for securities loaned, at value and identified cost ......      7,394,167
 Cash ....................................................................................          1,311
 Foreign currency, at value (identified cost $180,983, $0, $0, and $0, respectively) .....        175,585
 Net receivable for forward foreign currency exchange contracts to purchase ..............             --
 Receivable for investments sold .........................................................      1,297,856
 Receivable for series shares sold .......................................................         78,064
 Interest and dividends receivable .......................................................        191,732
 Other assets ............................................................................            734
                                                                                              -----------
    Total assets .........................................................................    $95,481,659
                                                                                              ===========
Liabilities:
 Net payable for forward foreign currency exchange contracts to sell .....................    $        --
 Net payable for forward foreign currency exchange contracts subject to master netting
  agreements .............................................................................             --
 Payable for investments purchased .......................................................        376,365
 Payable for series shares reacquired ....................................................         42,918
 Collateral for securities loaned, at value ..............................................      7,394,167
 Written options outstanding, at value (premiums received $0, $0, $67,044, and $0,                     --
  respectively)
 Payable to affiliates --
  Management fee .........................................................................          2,335
  Administrative fee .....................................................................             42
 Accrued expenses and other liabilities ..................................................         43,489
                                                                                              -----------
    Total liabilities ....................................................................    $ 7,859,316
                                                                                              -----------
Net assets ...............................................................................    $87,622,343
                                                                                              ===========
Net assets consist of:
 Paid-in capital .........................................................................    $68,133,000
 Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in
  foreign currencies .....................................................................     13,116,472
 Accumulated undistributed net realized gain (loss) on investments and foreign currency
  transactions ...........................................................................      4,961,401
 Accumulated undistributed net investment income .........................................      1,411,470
                                                                                              -----------
    Total ................................................................................    $87,622,343
                                                                                              ===========
 Shares of beneficial interest outstanding ...............................................     6,260,916
                                                                                               =========
 Net asset value, offering price and redemption price per share (net assets [divided by]
shares of
  beneficial interest outstanding) .......................................................      $14.00
                                                                                                ======

                                                                                                 Money          Strategic
                                                                                                 Market           Income
Assets:                                                                                          Series           Series
 Investments --                                                                               ------------     -----------
  Unaffiliated issuers, at identified cost ...............................................    $406,038,290     $24,040,331
  Unrealized appreciation (depreciation) .................................................              --        (727,731)
                                                                                              ------------     -----------
    Total investments, at value ..........................................................    $406,038,290     $23,312,600
 Investments of cash collateral for securities loaned, at value and identified cost ......              --              --
 Cash ....................................................................................           3,382           1,134
 Foreign currency, at value (identified cost $180,983, $0, $0, and $0, respectively) .....              --              --
 Net receivable for forward foreign currency exchange contracts to purchase ..............              --          27,427
 Receivable for investments sold .........................................................              --         303,454
 Receivable for series shares sold .......................................................       3,337,681              --
 Interest and dividends receivable .......................................................              --         371,291
 Other assets ............................................................................          68,102              --
                                                                                              ------------     -----------
    Total assets .........................................................................    $409,447,455     $24,015,906
                                                                                              ============     ===========
Liabilities:
 Net payable for forward foreign currency exchange contracts to sell .....................    $         --     $    29,691
 Net payable for forward foreign currency exchange contracts subject to master netting
  agreements .............................................................................              --          15,365
 Payable for investments purchased .......................................................              --         339,773
 Payable for series shares reacquired ....................................................         889,306          13,571
 Collateral for securities loaned, at value ..............................................              --              --
 Written options outstanding, at value (premiums received $0, $0, $67,044, and $0,                      --          33,141
  respectively)
 Payable to affiliates --
  Management fee .........................................................................           5,622             484
  Administrative fee .....................................................................             197              11
 Accrued expenses and other liabilities ..................................................          67,334          15,588
                                                                                              ------------     -----------
    Total liabilities ....................................................................    $    962,459     $   447,624
                                                                                              ------------     -----------
Net assets ...............................................................................    $408,484,996     $23,568,282
                                                                                              ============     ===========
Net assets consist of:
 Paid-in capital .........................................................................    $408,484,996     $23,604,793
 Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in
  foreign currencies .....................................................................              --        (712,952)
 Accumulated undistributed net realized gain (loss) on investments and foreign currency
  transactions ...........................................................................              --         (76,409)
 Accumulated undistributed net investment income .........................................              --         752,850
                                                                                              ------------     -----------
    Total ................................................................................    $408,484,996     $23,568,282
                                                                                              ============     ===========
 Shares of beneficial interest outstanding ...............................................     408,484,996      2,360,853
                                                                                               ===========      =========
 Net asset value, offering price and redemption price per share (net assets [divided by]
shares of
  beneficial interest outstanding) .......................................................       $1.00            $9.98
                                                                                                 =====            =====

                                                                                             Zero Coupon
                                                                                               Series,
Assets:                                                                                     Portfolio 2000
 Investments --                                                                             --------------
  Unaffiliated issuers, at identified cost ...............................................   $2,524,848
  Unrealized appreciation (depreciation) .................................................       11,674
                                                                                             ----------
    Total investments, at value ..........................................................   $2,536,522
 Investments of cash collateral for securities loaned, at value and identified cost ......           --
 Cash ....................................................................................      197,531
 Foreign currency, at value (identified cost $180,983, $0, $0, and $0, respectively) .....           --
 Net receivable for forward foreign currency exchange contracts to purchase ..............           --
 Receivable for investments sold .........................................................           --
 Receivable for series shares sold .......................................................           --
 Interest and dividends receivable .......................................................           --
 Other assets ............................................................................           46
                                                                                             ----------
    Total assets .........................................................................   $2,734,099
                                                                                             ==========
Liabilities:
 Net payable for forward foreign currency exchange contracts to sell .....................   $       --
 Net payable for forward foreign currency exchange contracts subject to master netting
  agreements .............................................................................           --
 Payable for investments purchased .......................................................           --
 Payable for series shares reacquired ....................................................           61
 Collateral for securities loaned, at value ..............................................           --
 Written options outstanding, at value (premiums received $0, $0, $67,044, and $0,                   --
  respectively)
 Payable to affiliates --
  Management fee .........................................................................           19
  Administrative fee .....................................................................           --
 Accrued expenses and other liabilities ..................................................          615
                                                                                             ----------
    Total liabilities ....................................................................   $      695
                                                                                             ----------
Net assets ...............................................................................   $2,733,404
                                                                                             ==========
Net assets consist of:
 Paid-in capital .........................................................................   $2,638,226
 Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in
  foreign currencies .....................................................................       11,674
 Accumulated undistributed net realized gain (loss) on investments and foreign currency
  transactions ...........................................................................       (3,068)
 Accumulated undistributed net investment income .........................................       86,572
                                                                                             ----------
    Total ................................................................................   $2,733,404
                                                                                             ==========
 Shares of beneficial interest outstanding ...............................................     333,247
                                                                                               =======
 Net asset value, offering price and redemption price per share (net assets [divided by]
shares of
  beneficial interest outstanding) .......................................................      $8.20
                                                                                                =====


                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Operations (Unaudited) -- Six Months Ended June 30, 2000

                                                                                         Emerging
                                                                                          Markets       Global Asset
                                                                           Bond           Equity         Allocation
Net investment income (loss):                                             Series          Series           Series
 Income --                                                              ----------      -----------      ------------
  Interest ..........................................................   $2,084,901      $    34,795      $ 1,774,484
  Income on securities loaned .......................................                        23,454               --
  Dividends .........................................................           --          210,797          879,343
  Foreign taxes withheld ............................................           --          (18,287)         (49,857)
                                                                        ----------      -----------      -----------
   Total investment income ..........................................   $2,084,901      $   250,759      $ 2,603,970
                                                                        ----------      -----------      -----------
 Expenses --
  Management fee ....................................................   $  162,821      $   261,640      $   464,198
  Trustees' compensation ............................................          568              369            1,216
  Administrative fee ................................................        4,422            3,396           10,058
  Custodian fee .....................................................       13,836           39,654           44,838
  Interest expense ..................................................           --            3,416               --
  Printing ..........................................................        1,419            3,793            3,566
  Auditing fees .....................................................        3,634           15,982           18,320
  Legal fees ........................................................           54              321              317
  Miscellaneous .....................................................          389              704            5,747
                                                                        ----------      -----------      -----------
   Total expenses ...................................................   $  187,143      $   329,275      $   548,260
  Fees paid indirectly ..............................................         (470)          (7,527)              --
                                                                        ----------      -----------      -----------
   Net expenses .....................................................   $  186,673      $   321,748      $   548,260
                                                                        ----------      -----------      -----------
    Net investment income (loss) ....................................   $1,898,228      $  $(70,989)     $ 2,055,710
                                                                        ----------      -----------      -----------
Realized and unrealized gain (loss) on investments :
 Realized gain (loss) (identified cost basis) --
  Investment transactions ...........................................   $ (947,323)     $ 3,011,137      $ 8,745,085
  Foreign currency transactions .....................................           --          (37,814)       2,745,416
  Futures contracts .................................................           --               --       (1,514,799)
  Written option transactions .......................................           --               --          198,364
  Capital gains tax .................................................           --          (24,812)              --
                                                                        ----------      -----------      -----------
  Net realized gain (loss) on investments and foreign currency
   transactions .....................................................   $ (947,323)     $ 2,948,511      $10,174,066
                                                                        ----------      -----------      -----------
 Change in unrealized appreciation (depreciation) --
  Investments .......................................................   $  798,197      $(5,526,101)     $(9,413,614)
  Translation of assets and liabilities in foreign currencies .......           --          (11,033)        (297,319)
  Futures contracts .................................................           --               --          654,776
  Written options ...................................................           --               --           85,764
                                                                        ----------      -----------      -----------
   Net unrealized gain (loss) on investments and foreign currency
    translation .....................................................   $  798,197      $(5,537,134)     $(8,970,393)
                                                                        ----------      -----------      -----------
    Net realized and unrealized gain (loss) on investments and
     foreign currency ...............................................   $ (149,126)     $(2,588,623)     $ 1,203,673
                                                                        ----------      -----------      -----------
     Increase (decrease) in net assets from operations ..............   $1,749,102      $(2,659,612)     $ 3,259,383
                                                                        ==========      ===========      ===========

                                                                           Global           Global         Government
                                                                         Governments     Total Return      Securities
Net investment income (loss):                                              Series           Series           Series
 Income --                                                               -----------     ------------      -----------
  Interest ..........................................................    $ 2,030,938      $ 1,197,348      $18,401,937
  Income on securities loaned .......................................             --               --               --
  Dividends .........................................................             --        1,391,541               --
  Foreign taxes withheld ............................................             --          (49,141)              --
                                                                         -----------      -----------      -----------
   Total investment income ..........................................    $ 2,030,938      $ 2,539,748      $18,401,937
                                                                         -----------      -----------      -----------
 Expenses --
  Management fee ....................................................    $   254,694      $   383,319      $ 1,409,571
  Trustees' compensation ............................................            721              787            4,990
  Administrative fee ................................................          5,505            8,310           41,638
  Custodian fee .....................................................         23,226           44,374           80,136
  Interest expense ..................................................             --               --               --
  Printing ..........................................................          8,318            6,454           24,679
  Auditing fees .....................................................         19,250           18,150           16,400
  Legal fees ........................................................            368              534              315
  Miscellaneous .....................................................            262            1,196               --
                                                                         -----------      -----------      -----------
   Total expenses ...................................................    $   312,344      $   463,124      $ 1,577,729
  Fees paid indirectly ..............................................             --           (1,541)          (9,780)
                                                                         -----------      -----------      -----------
   Net expenses .....................................................    $   312,344      $   461,583      $ 1,567,949
                                                                         -----------      -----------      -----------
    Net investment income (loss) ....................................    $ 1,718,594      $ 2,078,165      $16,833,988
                                                                         -----------      -----------      -----------
Realized and unrealized gain (loss) on investments :
 Realized gain (loss) (identified cost basis) --
  Investment transactions ...........................................    $(4,150,693)     $ 3,431,581      $(3,157,232)
  Foreign currency transactions .....................................     (1,067,354)         933,941               --
  Futures contracts .................................................             --               --               --
  Written option transactions .......................................        462,765           47,761               --
  Capital gains tax .................................................             --               --               --
                                                                         -----------      -----------      -----------
  Net realized gain (loss) on investments and foreign currency
   transactions .....................................................    $(4,755,282)     $ 4,413,283      $(3,157,232)
                                                                         -----------      -----------      -----------
 Change in unrealized appreciation (depreciation) --
  Investments .......................................................    $ 2,385,376      $(4,115,472)     $ 7,916,007
  Translation of assets and liabilities in foreign currencies .......       (133,057)         (82,968)              --
  Futures contracts .................................................             --               --               --
  Written options ...................................................         77,545          (26,003)              --
                                                                         -----------      -----------      -----------
   Net unrealized gain (loss) on investments and foreign currency
    translation .....................................................    $ 2,329,864      $(4,224,443)     $ 7,916,007
                                                                         -----------      -----------      -----------
    Net realized and unrealized gain (loss) on investments and
     foreign currency ...............................................    $(2,425,418)     $   188,840      $ 4,758,775
                                                                         -----------      -----------      -----------
     Increase (decrease) in net assets from operations ..............    $  (706,824)     $ 2,267,005      $21,592,763
                                                                         ===========      ===========      ===========

                                                                            High
                                                                            Yield
Net investment income (loss):                                              Series
 Income --                                                              ------------
  Interest ..........................................................   $ 18,030,543
  Income on securities loaned .......................................             --
  Dividends .........................................................        195,923
  Foreign taxes withheld ............................................             --
                                                                        ------------
   Total investment income ..........................................   $ 18,226,466
                                                                        ------------
 Expenses --
  Management fee ....................................................   $  1,300,885
  Trustees' compensation ............................................          3,465
  Administrative fee ................................................         28,168
  Custodian fee .....................................................         47,071
  Interest expense ..................................................             --
  Printing ..........................................................         24,712
  Auditing fees .....................................................         18,500
  Legal fees ........................................................          1,072
  Miscellaneous .....................................................             --
                                                                        ------------
   Total expenses ...................................................   $  1,423,873
  Fees paid indirectly ..............................................         (9,225)
                                                                        ------------
   Net expenses .....................................................   $  1,414,648
                                                                        ------------
    Net investment income (loss) ....................................   $ 16,811,818
                                                                        ------------
Realized and unrealized gain (loss) on investments :
 Realized gain (loss) (identified cost basis) --
  Investment transactions ...........................................   $ (1,353,193)
  Foreign currency transactions .....................................        113,095
  Futures contracts .................................................             --
  Written option transactions .......................................             --
  Capital gains tax .................................................             --
                                                                        ------------
  Net realized gain (loss) on investments and foreign currency
   transactions .....................................................   $ (1,240,098)
                                                                        ------------
 Change in unrealized appreciation (depreciation) --
  Investments .......................................................   $(15,006,809)
  Translation of assets and liabilities in foreign currencies .......        (14,477)
  Futures contracts .................................................             --
  Written options ...................................................             --
                                                                        ------------
   Net unrealized gain (loss) on investments and foreign currency
    translation .....................................................   $(15,021,286)
                                                                        ------------
    Net realized and unrealized gain (loss) on investments and
     foreign currency ...............................................   $(16,261,384)
                                                                        ------------
     Increase (decrease) in net assets from operations ..............   $    550,434
                                                                        ============


                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Operations (Unaudited) -- Six Months Ended June 30, 2000 -- continued

                                                                                     International
                                                                                      Growth and
                                                                                        Income
Net investment income (loss):                                                           Series
 Income --                                                                           -------------
  Interest .......................................................................    $   141,393
  Dividends ......................................................................      1,872,728
  Foreign taxes withheld .........................................................        (85,218)
                                                                                      -----------
   Total investment income .......................................................    $ 1,928,903
                                                                                      -----------
 Expenses --
  Management fee .................................................................    $   412,725
  Trustees' compensation .........................................................            922
  Administrative fee .............................................................          6,889
  Custodian fee ..................................................................         68,330
  Printing .......................................................................          6,240
  Auditing fees ..................................................................         15,571
  Legal fees .....................................................................            867
  Miscellaneous ..................................................................            787
                                                                                      -----------
   Total expenses ................................................................    $   512,331
  Fees paid indirectly ...........................................................           (561)
  Reduction of expenses by investment adviser ....................................             --
                                                                                      -----------
   Net expenses ..................................................................    $   511,770
                                                                                      -----------
    Net investment income ........................................................    $ 1,417,133
                                                                                      -----------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ........................................................    $ 5,464,039
  Foreign currency transactions ..................................................        (18,064)
  Written option transactions ....................................................             --
                                                                                      -----------
   Net realized gain (loss) on investments and foreign currency transactions .....    $ 5,445,975
                                                                                      -----------
 Change in unrealized appreciation (depreciation) --
  Investments ....................................................................    $(3,330,337)
  Translation of assets and liabilities in foreign currencies ....................         (4,378)
  Written options ................................................................             --
                                                                                      -----------
   Net unrealized loss on investments and foreign currency translation ...........    $(3,334,715)
                                                                                      -----------
    Net realized and unrealized gain (loss) on investments and foreign currency ..    $ 2,111,260
                                                                                      -----------
     Increase in net assets from operations ......................................    $ 3,528,393
                                                                                      ===========

                                                                                         Money         Strategic         Zero
                                                                                         Market          Income     Coupon Series,
Net investment income (loss):                                                            Series          Series     Portfolio 2000
 Income --                                                                            -----------      ---------    --------------
  Interest .......................................................................    $13,423,189      $ 878,520       $ 94,162
  Dividends ......................................................................             --             --             --
  Foreign taxes withheld .........................................................             --             --             --
                                                                                      -----------      ---------       --------
   Total investment income .......................................................    $13,423,189      $ 878,520       $ 94,162
                                                                                      -----------      ---------       --------
 Expenses --
  Management fee .................................................................    $ 1,110,974      $  78,936       $  3,531
  Trustees' compensation .........................................................          4,906            216             24
  Administrative fee .............................................................         36,014          1,718            228
  Custodian fee ..................................................................         71,999         10,311          3,453
  Printing .......................................................................         26,553          2,650            134
  Auditing fees ..................................................................          9,400          6,500          4,150
  Legal fees .....................................................................            306            240            509
  Miscellaneous ..................................................................         13,660          5,582            459
                                                                                      -----------      ---------       --------
   Total expenses ................................................................    $ 1,273,812      $ 106,153       $ 12,488
  Fees paid indirectly ...........................................................         (4,348)            --           (462)
  Reduction of expenses by investment adviser ....................................             --             --         (4,964)
                                                                                      -----------      ---------       --------
   Net expenses ..................................................................    $ 1,269,464      $ 106,153       $  7,062
                                                                                      -----------      ---------       --------
    Net investment income ........................................................    $12,153,725      $ 772,367       $ 87,100
                                                                                      -----------      ---------       --------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ........................................................   $         --      $ (23,916)      $  2,842
  Foreign currency transactions ..................................................             --         (2,570)            --
  Written option transactions ....................................................             --         24,922             --
                                                                                      -----------      ---------       --------
   Net realized gain (loss) on investments and foreign currency transactions .....   $         --      $  (1,564)      $  2,842
                                                                                     ------------      ---------       --------
 Change in unrealized appreciation (depreciation) --
  Investments ....................................................................   $         --      $(361,032)      $(18,224)
  Translation of assets and liabilities in foreign currencies ....................             --        (23,221)            --
  Written options ................................................................             --         19,293             --
                                                                                      -----------      ---------       --------
   Net unrealized loss on investments and foreign currency translation ...........   $         --      $(364,960)      $(18,224)
                                                                                     ------------      ---------       --------
    Net realized and unrealized gain (loss) on investments and foreign currency ..   $         --      $(366,524)      $(15,382)
                                                                                     ------------      ---------       --------
     Increase in net assets from operations ......................................    $12,153,725      $ 405,843       $ 71,718
                                                                                      ===========      =========       ========


                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Changes in Net Assets (Unaudited) -- Six Months Ended June 30,
2000

                                                                                                Emerging
                                                                                                Markets
                                                                                  Bond           Equity
Increase (decrease) in net assets:                                               Series          Series
From operations --                                                            -----------     -----------
 Net investment income (loss) ............................................    $ 1,898,228     $   (70,989)
 Net realized gain (loss) on investments and foreign currency
  transactions ...........................................................       (947,323)      2,948,511
 Net unrealized gain (loss) on investments and foreign currency
  translation ............................................................        798,197      (5,537,134)
                                                                              -----------     -----------
  Increase (decrease) in net assets from operations ......................    $ 1,749,102     $(2,659,612)
                                                                              -----------     -----------
Distributions declared to shareholders --
 From net investment income ..............................................    $(2,377,758)    $    (4,883)
 From net realized gain on investments and foreign currency
  transactions ...........................................................             --              --
                                                                              -----------     -----------
  Total distributions declared to shareholders ...........................    $(2,377,758)    $    (4,883)
                                                                              -----------     -----------
Net increase (decrease) in net assets from series share transactions .....    $ 7,487,245     $ 6,562,472
                                                                              -----------     -----------
   Total increase (decrease) in net assets ...............................    $ 6,858,589     $ 3,897,977
Net assets --
 At beginning of period ..................................................     52,141,409      38,138,916
                                                                              -----------     -----------
 At end of period ........................................................    $58,999,998     $42,036,893
                                                                              ===========     ===========
Accumulated undistributed net investment income (loss)
 included in net assets at end of period .................................    $ 1,894,698     $  (139,847)
                                                                              ===========     ===========

                                                                                Global                          Global
                                                                                Asset           Global          Total
                                                                              Allocation     Governments        Return
Increase (decrease) in net assets:                                              Series          Series          Series
From operations --                                                          ------------     -----------    ------------
 Net investment income (loss) ............................................  $  2,055,710     $ 1,718,594    $  2,078,165
 Net realized gain (loss) on investments and foreign currency
  transactions ...........................................................    10,174,066      (4,755,282)      4,413,283
 Net unrealized gain (loss) on investments and foreign currency
  translation ............................................................    (8,970,393)      2,329,864      (4,224,443)
                                                                            ------------     -----------    ------------
  Increase (decrease) in net assets from operations ......................  $  3,259,383     $  (706,824)   $  2,267,005
                                                                            ------------     -----------    ------------
Distributions declared to shareholders --
 From net investment income ..............................................  $ (5,541,581)    $(2,709,057)   $ (2,238,156)
 From net realized gain on investments and foreign currency
  transactions ...........................................................      (959,983)             --      (5,382,594)
                                                                            ------------     -----------    ------------
  Total distributions declared to shareholders ...........................  $ (6,501,564)    $(2,709,057)   $ (7,620,750)
                                                                            ------------     -----------    ------------
Net increase (decrease) in net assets from series share transactions .....  $  3,626,261     $(5,873,145)   $  2,200,413
                                                                            ------------     -----------    ------------
   Total increase (decrease) in net assets ...............................  $    384,080     $(9,289,026)   $ (3,153,332)
Net assets --
 At beginning of period ..................................................   125,073,683      74,318,111     107,099,401
                                                                            ------------     -----------    ------------
 At end of period ........................................................  $125,457,763     $65,029,085    $103,946,069
                                                                            ============     ===========    ============
Accumulated undistributed net investment income (loss)
 included in net assets at end of period .................................  $  1,965,557     $ 1,622,720    $  1,930,103
                                                                            ============     ===========    ============

                                                                               Government          High
                                                                               Securities          Yield
Increase (decrease) in net assets:                                               Series           Series
From operations --                                                            ------------     ------------
 Net investment income (loss) ............................................    $ 16,833,988     $ 16,811,818
 Net realized gain (loss) on investments and foreign currency
  transactions ...........................................................      (3,157,232)      (1,240,098)
 Net unrealized gain (loss) on investments and foreign currency
  translation ............................................................       7,916,007      (15,021,286)
                                                                              ------------     ------------
  Increase (decrease) in net assets from operations ......................    $ 21,592,763     $    550,434
                                                                              ------------     ------------
Distributions declared to shareholders --
 From net investment income ..............................................    $(31,085,513)    $(31,322,565)
 From net realized gain on investments and foreign currency
  transactions ...........................................................              --               --
                                                                              ------------     ------------
  Total distributions declared to shareholders ...........................    $(31,085,513)    $(31,322,565)
                                                                              ------------     ------------
Net increase (decrease) in net assets from series share transactions .....    $  6,969,050     $ 23,719,715
                                                                              ------------     ------------
   Total increase (decrease) in net assets ...............................    $ (2,523,700)    $ (7,052,416)
Net assets --
 At beginning of period ..................................................     510,759,918      355,099,988
                                                                              ------------     ------------
 At end of period ........................................................    $508,236,218     $348,047,572
                                                                              ============     ============
Accumulated undistributed net investment income (loss)
 included in net assets at end of period .................................    $ 16,833,243     $ 16,737,564
                                                                              ============     ============

                                                                            International
                                                                              Growth and
Increase (decrease) in net assets:                                          Income Series
From operations --                                                          -------------
 Net investment income ...................................................   $ 1,417,133
 Net realized gain (loss) on investments and foreign currency
  transactions ...........................................................     5,445,975
 Net unrealized loss on investments and foreign currency
  translation ............................................................    (3,334,715)
                                                                             -----------
  Increase in net assets from operations .................................   $ 3,528,393
                                                                             -----------
Distributions declared to shareholders --
 From net investment income ..............................................   $  (678,423)
 From net realized gain on investments and foreign currency
  transactions ...........................................................    (7,796,721)
                                                                             -----------
  Total distributions declared to shareholders ...........................   $(8,475,144)
                                                                             -----------
Net increase (decrease) in net assets from series share transactions .....   $ 8,000,546
                                                                             -----------
   Total increase (decrease) in net assets ...............................   $ 3,053,795
Net assets:
 At beginning of period ..................................................    84,568,548
                                                                             -----------
 At end of period ........................................................   $87,622,343
                                                                             ===========
Accumulated undistributed net investment income included in
 net assets at end of period .............................................   $ 1,411,470
                                                                             ===========

                                                                                                                   Zero
                                                                               Money            Strategic         Coupon
                                                                               Market             Income         Series,
Increase (decrease) in net assets:                                             Series             Series      Portfolio 2000
From operations --                                                         ------------        -----------    --------------
 Net investment income ................................................... $ 12,153,725        $   772,367     $   87,100
 Net realized gain (loss) on investments and foreign currency
  transactions ...........................................................           --             (1,564)         2,842
 Net unrealized loss on investments and foreign currency
  translation ............................................................           --           (364,960)       (18,224)
                                                                           ------------        -----------     ----------
  Increase in net assets from operations ................................. $ 12,153,725        $   405,843     $   71,718
                                                                           ------------        -----------     ----------
Distributions declared to shareholders --
 From net investment income .............................................. $(12,153,725)       $  (906,553)    $ (201,885)
 From net realized gain on investments and foreign currency
  transactions ...........................................................           --                 --             --
                                                                           ------------        -----------     ----------
  Total distributions declared to shareholders ........................... $(12,153,725)       $  (906,553)    $ (201,885)
                                                                           ------------        -----------     ----------
Net increase (decrease) in net assets from series share transactions ..... $(93,429,229)       $ 4,386,018     $ (196,957)
                                                                           ------------        -----------     ----------
   Total increase (decrease) in net assets ............................... $(93,429,229)       $ 3,885,308     $ (327,124)
Net assets:
 At beginning of period ..................................................  501,914,225         19,682,974      3,060,528
                                                                           ------------        -----------     ----------
 At end of period ........................................................ $408,484,996        $23,568,282     $2,733,404
                                                                           ============        ===========     ==========
Accumulated undistributed net investment income included in
 net assets at end of period ............................................. $         --        $   752,850     $   86,572
                                                                           ============        ===========     ==========


                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1999

                                                                                               Emerging
                                                                                               Markets
                                                                                 Bond           Equity
Increase (decrease) in net assets:                                              Series          Series
From operations --                                                           -----------     -----------
 Net investment income ...................................................   $ 2,379,650     $   106,264
 Net realized gain (loss) on investments and foreign currency
 transactions ............................................................    (1,091,324)        589,178
 Net unrealized gain (loss) on investments and foreign currency
 translation .............................................................    (1,871,146)     10,583,863
                                                                             -----------     -----------
  Increase (decrease) in net assets from operations ......................   $  (582,820)    $11,279,305
                                                                             -----------     -----------
Distributions declared to shareholders --
 From net investment income ..............................................   $  (290,409)    $        --
 From net realized gain on investments and foreign currency
  transactions ...........................................................      (165,561)             --
 In excess of net realized gain on investments and foreign currency
  transactions ...........................................................          (214)             --
                                                                             -----------     -----------
  Total distributions declared to shareholders ...........................   $  (456,184)    $        --
                                                                             -----------     -----------
Net increase (decrease) in net assets from series share transactions .....   $33,585,650     $ 9,740,763
                                                                             -----------     -----------
   Total increase (decrease) in net assets ...............................   $32,546,646     $21,020,068
Net assets --
 At beginning of period ..................................................    19,594,763      17,118,848
                                                                             -----------     -----------
 At end of period ........................................................   $52,141,409     $38,138,916
                                                                             ===========     ===========
Accumulated undistributed net investment income (loss)
 included in net assets at end of period .................................   $ 2,374,228     $   (63,975)
                                                                             ===========     ===========

                                                                                Global                             Global
                                                                                 Asset            Global            Total
                                                                              Allocation       Governments         Return
Increase (decrease) in net assets:                                              Series            Series           Series
From operations --                                                           ------------      ------------     ------------
 Net investment income ...................................................   $  2,903,569      $  3,967,205     $  2,503,096
 Net realized gain (loss) on investments and foreign currency
 transactions ............................................................      6,106,437        (1,468,326)       5,637,563
 Net unrealized gain (loss) on investments and foreign currency
 translation .............................................................     11,117,144        (7,522,969)         270,819
                                                                             ------------      ------------     ------------
  Increase (decrease) in net assets from operations ......................   $ 20,127,150      $ (5,024,090)    $  8,411,478
                                                                             ------------      ------------     ------------
Distributions declared to shareholders --
 From net investment income ..............................................   $ (6,365,955)     $ (7,831,468)    $ (3,142,302)
 From net realized gain on investments and foreign currency
  transactions ...........................................................       (224,968)       (2,592,542)      (4,453,265)
 In excess of net realized gain on investments and foreign currency
  transactions ...........................................................             --              (477)              --
                                                                             ------------      ------------     ------------
  Total distributions declared to shareholders ...........................   $ (6,590,923)     $(10,424,487)    $ (7,595,567)
                                                                             ------------      ------------     ------------
Net increase (decrease) in net assets from series share transactions .....   $(15,103,155)     $ (9,453,319)    $  6,328,108
                                                                             ------------      ------------     ------------
   Total increase (decrease) in net assets ...............................   $ (1,566,928)     $(24,901,896)    $  7,144,019
Net assets --
 At beginning of period ..................................................    126,640,611        99,220,007       99,955,382
                                                                             ------------      ------------     ------------
 At end of period ........................................................   $125,073,683      $ 74,318,111     $107,099,401
                                                                             ============      ============     ============
Accumulated undistributed net investment income (loss)
 included in net assets at end of period .................................   $  5,451,428      $  2,613,183     $  2,090,094
                                                                             ============      ============     ============

                                                                              Government           High
                                                                              Securities          Yield
Increase (decrease) in net assets:                                              Series            Series
From operations --                                                           ------------      ------------
 Net investment income ...................................................   $ 31,129,958      $ 31,228,390
 Net realized gain (loss) on investments and foreign currency
 transactions ............................................................     (2,949,200)       (6,020,248)
 Net unrealized gain (loss) on investments and foreign currency
 translation .............................................................    (37,685,474)       (2,256,030)
                                                                             ------------      ------------
  Increase (decrease) in net assets from operations ......................   $ (9,504,716)     $ 22,952,112
                                                                             ------------      ------------
Distributions declared to shareholders --
 From net investment income ..............................................   $(24,646,040)     $(28,064,079)
 From net realized gain on investments and foreign currency
  transactions ...........................................................             --                --
 In excess of net realized gain on investments and foreign currency
  transactions ...........................................................             --                --
                                                                             ------------      ------------
  Total distributions declared to shareholders ...........................   $(24,646,040)     $(28,064,079)
                                                                             ------------      ------------
Net increase (decrease) in net assets from series share transactions .....   $ 87,436,686      $ 33,979,598
                                                                             ------------      ------------
   Total increase (decrease) in net assets ...............................   $ 53,285,930      $ 28,867,631
Net assets --
 At beginning of period ..................................................    457,473,988       326,232,357
                                                                             ------------      ------------
 At end of period ........................................................   $510,759,918      $355,099,988
                                                                             ============      ============
Accumulated undistributed net investment income (loss)
 included in net assets at end of period .................................   $ 31,084,768      $ 31,248,311
                                                                             ============      ============

                                                                            International
                                                                              Growth and
Increase (decrease) in net assets:                                          Income Series
From operations --                                                          -------------
 Net investment income ...................................................   $   717,911
 Net realized gain (loss) on investments and foreign currency
  transactions ...........................................................     7,300,440
 Net unrealized gain (loss) on investments and foreign currency
  translation ............................................................     5,259,241
                                                                             -----------
  Increase in net assets from operations .................................   $13,277,592
                                                                             -----------
Distributions declared to shareholders --
 From net investment income ..............................................   $  (524,003)
 From net realized gain on investments and foreign currency
  transactions ...........................................................    (1,761,981)
 In excess of net realized gain on investments and foreign currency
  transactions ...........................................................            --
                                                                             -----------
  Total distributions declared to shareholders ...........................   $(2,285,984)
                                                                             -----------
Net increase (decrease) in net assets from series share transactions .....   $(1,833,468)
                                                                             -----------
   Total increase (decrease) in net assets ...............................   $ 9,158,140
Net assets:
 At beginning of period ..................................................    75,410,408
                                                                             -----------
 At end of period ........................................................   $84,568,548
                                                                             ===========
Accumulated undistributed net investment income included in
 net assets at end of period .............................................   $   672,760
                                                                             ===========

                                                                                                                   Zero
                                                                                 Money          Strategic         Coupon
                                                                                 Market           Income         Series,
Increase (decrease) in net assets:                                               Series           Series      Portfolio 2000
From operations --                                                            ------------     -----------    --------------
 Net investment income ...................................................    $ 22,202,815     $   932,763     $  201,855
 Net realized gain (loss) on investments and foreign currency
  transactions ...........................................................              --         (29,207)        21,136
 Net unrealized gain (loss) on investments and foreign currency
  translation ............................................................              --        (295,114)      (128,846)
                                                                              ------------     -----------     ----------
  Increase in net assets from operations .................................    $ 22,202,815     $   608,442     $   94,145
                                                                              ------------     -----------     ----------
Distributions declared to shareholders --
 From net investment income ..............................................    $(22,202,815)    $  (163,605)    $ (207,140)
 From net realized gain on investments and foreign currency
  transactions ...........................................................              --         (45,806)            --
 In excess of net realized gain on investments and foreign currency
  transactions ...........................................................              --         (62,512)            --
                                                                              ------------     -----------     ----------
  Total distributions declared to shareholders ...........................    $(22,202,815)    $  (271,923)    $ (207,140)
                                                                              ------------     -----------     ----------
Net increase (decrease) in net assets from series share transactions .....    $ 36,369,299     $11,566,026     $ (299,956)
                                                                              ------------     -----------     ----------
   Total increase (decrease) in net assets ...............................    $ 36,369,299     $11,902,545     $ (412,951)
Net assets:
 At beginning of period ..................................................     465,544,926       7,780,429      3,473,479
                                                                              ------------     -----------     ----------
 At end of period ........................................................    $501,914,225     $19,682,974     $3,060,528
                                                                              ============     ===========     ==========
Accumulated undistributed net investment income included in
 net assets at end of period .............................................    $         --     $   887,036     $  201,357
                                                                              ============     ===========     ==========


                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights

                                                                                     Bond Series
                                                                                  -----------------
                                                                                   Six Months Ended
                                                                                    June 30, 2000
                                                                                     (Unaudited)
                                                                                  -----------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ..........................................     $10.3556
                                                                                      --------
Income from investment operations# --
 Net investment income[sec] .....................................................     $ 0.3601
 Net realized and unrealized gain (loss) on investments and foreign currency ....      (0.0485)
                                                                                      --------
   Total from investment operations .............................................     $ 0.3116
                                                                                      --------
Less distributions declared to shareholders --
 From net investment income .....................................................     $(0.4570)
 From net realized gain on investments and foreign currency transactions ........           --
 In excess of net realized gain on investments and foreign currency transactions            --
                                                                                      --------
   Total distributions declared to shareholders .................................     $(0.4570)
                                                                                      --------
Net asset value -- end of period ................................................     $10.2102
                                                                                      ========
Total return@ ...................................................................         3.12%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .....................................................................         0.69%+
 Net investment income ..........................................................         7.02%+
Portfolio turnover ..............................................................          157%
Net assets at end of period (000 Omitted) .......................................     $ 59,000

                                                                                                Bond Series
                                                                                  ----------------------------------------
                                                                                       Year Ended         Period Ended
                                                                                   December 31, 1999   December 31, 1998**
                                                                                  ------------------- --------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ..........................................      $10.6897              $10.0000***
                                                                                       --------              --------
Income from investment operations# --
 Net investment income[sec] .....................................................      $ 0.6694              $ 0.3306
 Net realized and unrealized gain (loss) on investments and foreign currency ....       (0.8527)               0.3591
                                                                                       --------              --------
   Total from investment operations .............................................      $(0.1833)             $ 0.6897
                                                                                       --------              --------
Less distributions declared to shareholders --
 From net investment income .....................................................      $(0.0960)             $     --
 From net realized gain on investments and foreign currency transactions ........       (0.0547)                   --
 In excess of net realized gain on investments and foreign currency transactions        (0.0001)                   --
                                                                                       --------              --------
   Total distributions declared to shareholders .................................      $(0.1508)             $     --
                                                                                       --------              --------
Net asset value -- end of period ................................................      $10.3556              $10.6897
                                                                                       ========              ========
Total return@ ...................................................................         (1.69)%                6.90%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .....................................................................          0.72%                 1.03%+
 Net investment income ..........................................................          6.37%                 4.88%+
Portfolio turnover ..............................................................           267%                  161%
Net assets at end of period (000 Omitted) .......................................      $ 52,141              $ 19,595

[sec] The investment adviser voluntarily waived a portion of its fee for the Bond Series for the period indicated. If the fee had been incurred by the series, the net investment income per share and the ratios would have been:

 Net investment income .....................................................................                   $0.3282
 Ratios (to average net assets):
  Expenses## ...............................................................................                    1.07%+
  Net investment income ....................................................................                    4.84%+

                                                                                  Emerging Markets Equity Series
                                                                                  -------------------------------
                                                                                                      Year Ended
                                                                                   Six Months Ended  December 31,
                                                                                     June 30, 2000   ------------
                                                                                      (Unaudited)        1999
                                                                                  ------------------ ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ..........................................     $11.4210         $ 7.4902
                                                                                      --------         --------
Income from investment operations# --
 Net investment income (loss)[sec] ..............................................     $(0.0194)        $ 0.0395
 Net realized and unrealized gain (loss) on investments and foreign currency ....      (0.5395)          3.8913
                                                                                      --------         --------
   Total from investment operations .............................................     $(0.5589)        $ 3.9308
                                                                                      --------         --------
Less distributions declared to shareholders --
 From net investment income .....................................................     $(0.0013)        $     --
 From net realized gain on investments and foreign currency transactions ........           --               --
 In excess of net realized gain on investments and foreign currency transactions            --               --
 From paid-in capital ...........................................................           --               --
                                                                                      --------         --------
   Total distributions declared to shareholders .................................     $(0.0013)        $     --
                                                                                      --------         --------
Net asset value -- end of period ................................................     $10.8608         $11.4210
                                                                                      ========         ========
Total return@ ...................................................................        (4.89)%++        52.47%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .....................................................................         1.58%+           1.60%
 Net investment income ..........................................................        (0.00)%+          0.44%
Portfolio turnover ..............................................................           74%             137%
Net assets at end of period (000 Omitted) .......................................     $ 42,037         $ 38,139

                                                                                          Emerging Markets Equity Series
                                                                                  -----------------------------------------------
                                                                                    Year Ended December 31,
                                                                                  ---------------------------
                                                                                                                  Period Ended
                                                                                       1998          1997      December 31, 1996*
                                                                                  ------------- ------------- -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ..........................................   $11.0359       $10.0013         $10.0000***
                                                                                    --------       --------         --------
Income from investment operations# --
 Net investment income (loss)[sec] ..............................................   $ 0.0934       $ 0.1638         $ 0.0706
 Net realized and unrealized gain (loss) on investments and foreign currency ....    (3.2974)        0.8773          (0.0693)
                                                                                    --------       --------         --------
   Total from investment operations .............................................   $(3.2040)      $ 1.0411         $ 0.0013
                                                                                    --------       --------         --------
Less distributions declared to shareholders --
 From net investment income .....................................................   $(0.1362)      $(0.0065)        $     --
 From net realized gain on investments and foreign currency transactions ........    (0.0967)            --               --
 In excess of net realized gain on investments and foreign currency transactions     (0.0517)            --               --
 From paid-in capital ...........................................................    (0.0571)            --               --
                                                                                    --------       --------         --------
   Total distributions declared to shareholders .................................   $(0.3417)      $(0.0065)        $     --
                                                                                    --------       --------         --------
Net asset value -- end of period ................................................   $ 7.4902       $11.0359         $10.0013
                                                                                    ========       ========         ========
Total return@ ...................................................................     (29.98)%        10.46%            0.00%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .....................................................................       1.59%          1.07%            1.55%+
 Net investment income ..........................................................       1.03%          1.38%            0.77%+
Portfolio turnover ..............................................................         92%            69%               4%
Net assets at end of period (000 Omitted) .......................................   $ 17,119       $ 24,181         $  3,271

 [sec] The investment adviser voluntarily waived a portion of its fee for the Emerging Markets Equity Series for certain of the periods indicated. If the fee had been incurred by the series, the net investment income per share and the ratios would have been:

 Net investment income (loss) ..............................................................       $ 0.1552         $(0.0975)
 Ratios (to average net assets):
  Expenses## ...............................................................................           1.55%            3.38%+
  Net investment income (loss) .............................................................           0.90%          (1.12)%+

  +Annualized.
 ++Not annualized.
  *For the period from the commencement of the series' investment operations,
   June 5, 1996, through December 31, 1996.
 **For the period from the commencement of the series' investment operations,
   May 6, 1998, through December 31, 1998.
***Net asset value on date of commencement of operations.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from certain expense offset arrangements.
  @The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
   Inclusion of these charges would reduce the total return figures for all periods shown.


                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                           Global Asset Allocation Series
                                                                          --------------------------------
                                                                                               Year Ended
                                                                           Six Months Ended   December 31,
                                                                             June 30, 2000   --------------
                                                                              (Unaudited)         1999
                                                                          ------------------ -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ..................................     $16.1889          $14.4449
                                                                              --------          --------
Income from investment operations# --
 Net investment income[sec] .............................................     $ 0.2647          $ 0.3522
 Net realized and unrealized gain on investments and foreign currency ...       0.1248            2.2004
                                                                              --------          --------
   Total from investment operations .....................................     $ 0.3895          $ 2.5526
                                                                              --------          --------
Less distributions declared to shareholders --
 From net investment income .............................................     $(0.7285)         $(0.7810)
 From net realized gain on investments and foreign currency
  transactions ..........................................................      (0.1262)          (0.0276)
                                                                              --------          --------
   Total distributions declared to shareholders .........................     $(0.8547)         $(0.8086)
                                                                              --------          --------
Net asset value -- end of period ........................................     $15.7237          $16.1889
                                                                              ========          ========
Total return@ ...........................................................         2.71%++          18.48%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .............................................................         0.89%+            0.89%
 Net investment income ..................................................         0.03%+            2.44%
Portfolio turnover ......................................................           83%              180%
Net assets at end of period (000 Omitted) ...............................     $125,458          $125,074

                                                                                      Global Asset Allocation Series
                                                                          -------------------------------------------------------
                                                                                          Year Ended December 31,
                                                                          -------------------------------------------------------
                                                                               1998          1997          1996          1995
                                                                          ------------- ------------- ------------- -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ..................................    $14.5377      $13.7794      $12.2250      $10.0579
                                                                             --------      --------      --------      --------
Income from investment operations# --
 Net investment income[sec] .............................................    $ 0.4686      $ 0.4412      $ 0.3731      $ 0.4205
 Net realized and unrealized gain on investments and foreign currency ...      0.5338        1.0178        1.5563        1.7540
                                                                             --------      --------      --------      --------
   Total from investment operations .....................................    $ 1.0024      $ 1.4590      $ 1.9294      $ 2.1745
                                                                             --------      --------      --------      --------
Less distributions declared to shareholders --
 From net investment income .............................................    $(0.4975)     $(0.2242)     $(0.1300)     $(0.0074)
 From net realized gain on investments and foreign currency
  transactions ..........................................................     (0.5977)      (0.4765)      (0.2450)           --
                                                                             --------      --------      --------      --------
   Total distributions declared to shareholders .........................    $(1.0952)     $(0.7007)     $(0.3750)     $(0.0074)
                                                                             --------      --------      --------      --------
Net asset value -- end of period ........................................    $14.4449      $14.5377      $13.7794      $12.2250
                                                                             ========      ========      ========      ========
Total return@ ..........................................................        6.60%        10.87%        16.04%        21.56%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .............................................................        0.90%         0.92%         0.94%         0.67%
 Net investment income ..................................................        3.21%         3.06%         2.84%         3.70%
Portfolio turnover ......................................................         163%          162%          154%          146%
Net assets at end of period (000 Omitted) ...............................    $126,641      $122,912      $ 77,016      $ 25,863

[sec] The investment adviser voluntarily waived a portion of its fee for the Global Asset Allocation Series for the period indicated. If the fee had been incurred by the series, the net investment income per share and the ratios would have been:

 Net investment income ..........................................................................................       $0.3716
 Ratios (to average net assets):
  Expenses## ....................................................................................................          1.11%
  Net investment income .........................................................................................          3.27%

                                                                         Global Governments Series
                                                                      --------------------------------
                                                                                           Year Ended
                                                                       Six Months Ended   December 31,
                                                                         June 30, 2000   --------------
                                                                          (Unaudited)         1999
                                                                      ------------------ -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ..............................     $10.2660          $12.2271
                                                                          --------          --------
Income from investment operations# --
 Net investment income ..............................................     $ 0.2506          $ 0.5001
 Net realized and unrealized gain (loss) on investments and foreign
  currency ..........................................................      (0.3461)          (1.1105)
                                                                          --------          --------
   Total from investment operations .................................     $(0.0955)         $(0.6104)
                                                                          --------          --------
Less distributions declared to shareholders --
 From net investment income .........................................     $(0.4160)         $(1.0140)
 From net realized gain on investments and foreign currency
  transactions ......................................................           --           (0.3366)
 In excess of net realized gain on investments and foreign currency
  transactions ......................................................           --           (0.0001)
                                                                          --------          --------
   Total distributions declared to shareholders .....................     $(0.4160)         $(1.3507)
                                                                          --------          --------
Net asset value -- end of period ....................................     $ 9.7545          $10.2660
                                                                          ========          ========
Total return++ ......................................................        (0.82)%++        (5.18)%
Ratios (to average net assets)/Supplemental data:
 Expenses## .........................................................         0.92%+            0.90%
 Net investment income ..............................................         5.07%+            4.55%
Portfolio turnover ..................................................           97%              176%
Net assets at end of period (000 Omitted) ...........................     $ 65,029          $ 74,318

                                                                                     Global Governments Series
                                                                      -------------------------------------------------------
                                                                                      Year Ended December 31,
                                                                      -------------------------------------------------------
                                                                           1998          1997          1996          1995
                                                                      ------------- ------------- ------------- -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ..............................    $10.7247      $11.2582      $12.4866      $11.3769
                                                                         --------      --------      --------      --------
Income from investment operations# --
 Net investment income ..............................................    $ 0.5302      $ 0.5770      $ 0.6882      $ 0.8031
 Net realized and unrealized gain (loss) on investments and foreign
  currency ..........................................................      1.1118       (0.6754)      (0.2081)       0.9511
                                                                         --------      --------      --------      --------
   Total from investment operations .................................    $ 1.6420      $(0.0984)     $ 0.4801      $ 1.7542
                                                                         --------      --------      --------      --------
Less distributions declared to shareholders --
 From net investment income .........................................    $(0.1396)     $(0.3742)     $(1.7085)     $(0.0058)
 From net realized gain on investments and foreign currency
  transactions ......................................................          --       (0.0548)           --       (0.6387)
 In excess of net realized gain on investments and foreign currency
  transactions ......................................................          --       (0.0061)           --            --
                                                                         --------      --------      --------      --------
   Total distributions declared to shareholders .....................    $(0.1396)     $(0.4351)     $(1.7085)     $(0.6445)
                                                                         --------      --------      --------      --------
Net asset value -- end of period ....................................    $12.2271      $10.7247      $11.2582      $12.4866
                                                                         ========      ========      ========      ========
Total return@ .......................................................       15.46%       (0.76)%         4.66%        15.69%
Ratios (to average net assets)/Supplemental data:
 Expenses## .........................................................        0.88%         0.91%         0.90%         0.89%
 Net investment income ..............................................        4.75%         5.43%         6.00%         6.67%
Portfolio turnover ..................................................         315%          344%          390%          329%
Net assets at end of period (000 Omitted) ...........................    $ 99,220      $110,386      $141,764      $152,487

 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.
 @The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.


                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                             Global Total Return Series
                                                                          --------------------------------
                                                                                               Year Ended
                                                                           Six Months Ended   December 31,
                                                                             June 30, 2000   --------------
                                                                              (Unaudited)         1999
                                                                          ------------------ -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ..................................     $16.6459          $16.6060
                                                                              --------          --------
Income from investment operations# --
 Net investment income[sec] .............................................     $ 0.3267          $ 0.3916
 Net realized and unrealized gain on investments and foreign currency ...       0.0188            0.8992
                                                                              --------          --------
   Total from investment operations .....................................     $ 0.3455          $ 1.2908
                                                                              --------          --------
Less distributions declared to shareholders --
 From net investment income .............................................     $(0.3655)         $(0.5175)
 From net realized gain on investments and foreign currency
  transactions ..........................................................      (0.8790)          (0.7334)
                                                                              --------          --------
   Total distributions declared to shareholders .........................     $(1.2445)         $(1.2509)
                                                                              --------          --------
Net asset value -- end of period ........................................     $15.7469          $16.6459
                                                                              ========          ========
Total return++ ..........................................................         2.34%++           8.43%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .............................................................         0.91%+            0.89%
 Net investment income ..................................................         4.08%+            2.48%
Portfolio turnover ......................................................           50%              116%
Net assets at end of period (000 Omitted) ...............................     $103,946          $107,099

                                                                                        Global Total Return Series
                                                                          -------------------------------------------------------
                                                                                          Year Ended December 31,
                                                                          -------------------------------------------------------
                                                                               1998          1997          1996          1995
                                                                          ------------- ------------- ------------- -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ..................................    $14.6971      $13.2657      $11.8346      $10.0405
                                                                             --------      --------      --------      --------
Income from investment operations# --
 Net investment income[sec] .............................................    $ 0.3813      $ 0.3979      $ 0.4131      $ 0.4437
 Net realized and unrealized gain on investments and foreign currency ...      2.2629        1.3759        1.2480        1.3564
                                                                             --------      --------      --------      --------
   Total from investment operations .....................................    $ 2.6442      $ 1.7738      $ 1.6611      $ 1.8001
                                                                             --------      --------      --------      --------
Less distributions declared to shareholders --
 From net investment income .............................................    $(0.3201)     $(0.1756)     $(0.2300)     $(0.0060)
 From net realized gain on investments and foreign currency
  transactions ..........................................................     (0.4152)      (0.1668)           --            --
                                                                             --------      --------      --------      --------
   Total distributions declared to shareholders .........................    $(0.7353)     $(0.3424)     $(0.2300)     $(0.0060)
                                                                             --------      --------      --------      --------
Net asset value -- end of period ........................................    $16.6060      $14.6971      $13.2657      $11.8346
                                                                             ========      ========      ========      ========
Total return++ ..........................................................       18.37%        13.61%        14.33%        17.89%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .............................................................        0.93%         1.04%         0.96%         0.77%
 Net investment income ..................................................        2.44%         2.85%         3.33%         4.01%
Portfolio turnover ......................................................         141%          171%          148%          146%
Net assets at end of period (000 Omitted) ...............................    $ 99,955      $ 71,823      $ 37,638      $ 13,786

[sec] The investment adviser voluntarily waived a portion of its fee for the Global Total Return Series for the period indicated. If the fee had been incurred by the series, the net investment income per share and the ratios would have been:

 Net investment income ..........................................................................................      $ 0.3972
 Ratios (to average net assets):
  Expenses## ....................................................................................................          1.19%
  Net investment income .........................................................................................          3.59%

                                                                         Government Securities Series
                                                                        -------------------------------
                                                                                            Year Ended
                                                                         Six Months Ended  December 31,
                                                                          June 30, 2000   --------------
                                                                           (Unaudited)         1999
                                                                        ----------------- -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ................................     $12.4770         $13.3946
                                                                            --------         --------
Income from investment operations# --
 Net investment income ................................................     $ 0.4092         $ 0.8074
 Net realized and unrealized gain (loss) on investments and foreign
  currency ............................................................       0.0929          (1.0618)
                                                                            --------         --------
   Total from investment operations ...................................     $ 0.5021         $(0.2544)
                                                                            --------         --------
Less distributions declared to shareholders from net investment income      $(0.7931)        $(0.6632)
                                                                            --------         --------
Net asset value -- end of period ......................................     $12.1860         $12.4770
                                                                            ========         ========
Total return++ ........................................................         4.25%++       (1.88)%
Ratios (to average net assets)/Supplemental data:
 Expenses## ...........................................................         0.62%+           0.61%
 Net investment income ................................................         6.59%+           6.30%
Portfolio turnover ....................................................           40%              83%
Net assets at end of period (000 Omitted) .............................     $508,236         $510,760

                                                                                     Government Securities Series
                                                                        -------------------------------------------------------
                                                                                        Year Ended December 31,
                                                                        -------------------------------------------------------
                                                                             1998          1997          1996          1995
                                                                        ------------- ------------- ------------- -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ................................    $13.0406      $12.8672      $13.3900      $12.1219
                                                                           --------      --------      --------      --------
Income from investment operations# --
 Net investment income ................................................    $ 0.7663      $ 0.8109      $ 0.8445      $ 0.8311
 Net realized and unrealized gain (loss) on investments and foreign
  currency ............................................................      0.3211        0.2490       (0.6620)       1.2183
                                                                           --------      --------      --------      --------
   Total from investment operations ...................................    $ 1.0874      $ 1.0599      $ 0.1825      $ 2.0494
                                                                           --------      --------      --------      --------
Less distributions declared to shareholders from net investment income     $(0.7334)     $(0.8865)     $(0.7053)     $(0.7813)
                                                                           --------      --------      --------      --------
Net asset value -- end of period ......................................    $13.3946      $13.0406      $12.8672      $13.3900
                                                                           ========      ========      ========      ========
Total return@  ........................................................        8.70%         8.72%         1.65%        17.66%
Ratios (to average net assets)/Supplemental data:
 Expenses## ...........................................................        0.62%         0.63%         0.63%         0.63%
 Net investment income ................................................        5.82%         6.38%         6.60%         6.59%
Portfolio turnover ....................................................         107%          182%           57%           80%
Net assets at end of period (000 Omitted) .............................    $457,474      $387,732      $383,107      $368,848

 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.
 @The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
  Inclusion of these charges would reduce the total return figures for all periods shown.


                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                              High Yield Series
                                                                        ------------------------------
                                                                                            Year Ended
                                                                         Six Months Ended  December 31,
                                                                          June 30, 2000   -------------
                                                                           (Unaudited)        1999
                                                                        ----------------- ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ................................     $ 9.0162        $ 9.1635
                                                                            --------        --------
Income from investment operations# --
 Net investment income ................................................     $ 0.4263        $ 0.8314
 Net realized and unrealized gain (loss) on investments and foreign
  currency ............................................................      (0.4139)        (0.2067)
                                                                            --------        --------
   Total from investment operations ...................................     $ 0.0124        $ 0.6247
                                                                            --------        --------
Less distributions declared to shareholders from net investment income      $(0.8363)       $(0.7720)
                                                                            --------        --------
Net asset value -- end of period ......................................     $ 8.1923        $ 9.0162
                                                                            ========        ========
Total return@ .........................................................         0.05%++         6.92%
Ratios (to average net assets)/Supplemental data:
 Expenses## ...........................................................         0.82%+          0.83%
 Net investment income ................................................         9.72%+          9.10%
Portfolio turnover ....................................................           31%             86%
Net assets at end of period (000 Omitted) .............................     $348,048        $355,100

                                                                                          High Yield Series
                                                                        ------------------------------------------------------
                                                                                       Year Ended December 31,
                                                                        ------------------------------------------------------
                                                                            1998          1997          1996          1995
                                                                        ------------ ------------- ------------- -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ................................   $ 9.7108      $ 9.2131      $ 8.9222      $ 8.1860
                                                                          --------      --------      --------      --------
Income from investment operations# --
 Net investment income ................................................   $ 0.8380      $ 0.8206      $ 0.8012      $ 0.7891
 Net realized and unrealized gain (loss) on investments and foreign
  currency ............................................................    (0.7526)       0.3319        0.2131        0.5494
                                                                          --------      --------      --------      --------
   Total from investment operations ...................................   $ 0.0854      $ 1.1525      $ 1.0143      $ 1.3385
                                                                          --------      --------      --------      --------
Less distributions declared to shareholders from net investment income    $(0.6327)     $(0.6548)     $(0.7234)     $(0.6023)
                                                                          --------      --------      --------      --------
Net asset value -- end of period ......................................   $ 9.1635      $ 9.7108      $ 9.2131      $ 8.9222
                                                                          ========      ========      ========      ========
Total return@ .........................................................       0.58%        13.24%        12.12%        16.93%
Ratios (to average net assets)/Supplemental data:
 Expenses## ...........................................................       0.82%         0.84%         0.84%         0.87%
 Net investment income ................................................       8.78%         8.70%         9.01%         9.17%
Portfolio turnover ....................................................        135%          130%           88%           66%
Net assets at end of period (000 Omitted) .............................   $326,232      $275,207      $196,498      $153,800

                                                                              International Growth and Income Series
                                                                           ---------------------------------------------
                                                                                               Year Ended December 31,
                                                                                             ---------------------------
                                                                            Six Months Ended
                                                                             June 30, 2000
                                                                              (Unaudited)         1999          1998
                                                                           ----------------- ------------- -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ...................................     $14.9736         $13.1854      $11.1722
                                                                               --------         --------      --------
Income from investment operations# --
 Net investment income[sec] ..............................................     $ 0.2378         $ 0.1236      $ 0.0983
 Net realized and unrealized gain on investments and foreign currency ....       0.2653           2.0769        2.3104
                                                                               --------         --------      --------
   Total from investment operations ......................................     $ 0.5031         $ 2.2005      $ 2.4087
                                                                               --------         --------      --------
Less distributions declared to shareholders --
 From net investment income ..............................................     $(0.1186)        $(0.0945)     $(0.1160)
 From net realized gain on investments and foreign currency
  transactions ...........................................................      (1.3630)         (0.3178)      (0.2795)
                                                                               --------         --------      --------
   Total distributions declared to shareholders ..........................     $(1.4816)        $(0.4123)     $(0.3955)
                                                                               --------         --------      --------
Net asset value -- end of period .........................................     $13.9951         $14.9736      $13.1854
                                                                               ========         ========      ========
Total return@ ............................................................         3.83%++         17.20%        21.68%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ..............................................................         1.21%+           1.16%         1.16%
 Net investment income ...................................................         3.36%+           0.96%         0.79%
Portfolio turnover .......................................................           37%             103%           54%
Net assets at end of period (000 Omitted) ................................     $ 87,622         $ 84,569      $ 75,410

                                                                               International Growth and Income Series
                                                                           -----------------------------------------------
                                                                             Year Ended December 31,
                                                                           ---------------------------
                                                                                                           Period Ended
                                                                                1997          1996      December 31, 1995*
                                                                           ------------- ------------- -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ...................................    $10.6247      $10.1282         $10.0000**
                                                                              --------      --------         --------
Income from investment operations# --
 Net investment income[sec] ..............................................    $ 0.1356      $ 0.2326         $ 0.0295
 Net realized and unrealized gain on investments and foreign currency ....      0.5497        0.2639           0.0987
                                                                              --------      --------         --------
   Total from investment operations ......................................    $ 0.6853      $ 0.4965         $ 0.1282
                                                                              --------      --------         -------
Less distributions declared to shareholders --
 From net investment income ..............................................    $(0.1124)     $     --         $     --
 From net realized gain on investments and foreign currency
  transactions ...........................................................     (0.0254)           --               --
                                                                              --------      --------         --------
   Total distributions declared to shareholders ..........................    $(0.1378)     $     --         $     --
                                                                              --------      --------         --------
Net asset value -- end of period .........................................    $11.1722      $10.6247         $10.1282
                                                                              ========      ========         ========
Total return@ ............................................................        6.53%         4.84%            1.30%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ..............................................................        1.22%         0.97%            1.50%+
 Net investment income ...................................................        1.24%         2.21%            1.64%+
Portfolio turnover .......................................................         194%           51%              --
Net assets at end of period (000 Omitted) ................................    $ 51,368      $ 35,710         $  7,179

[sec] The investment adviser voluntarily waived a portion of its fee for the International Growth and Income Series for certain of the periods indicated. If the fee had been incurred by the series, the net investment income per share and the ratios would have been:

 Net investment income ...............................................................      $ 0.2101         $ 0.0119
 Ratios (to average net assets):
  Expenses## .........................................................................          1.16%            2.48%+
  Net investment income ...............................................................         2.02%            0.66%+

 +Annualized.
++Not annualized.
 *For the period from the commencement of the series' investment operations,
  October 2, 1995, through December 31, 1995.
**Net asset value on date of commencement of operations.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.
 @The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
  Inclusion of these charges would reduce the total return figures for all periods shown.


                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                              Money Market Series
                                                                        --------------------------------
                                                                                             Year Ended
                                                                         Six Months Ended   December 31,
                                                                           June 30, 2000   --------------
                                                                            (Unaudited)         1999
                                                                        ------------------ -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ................................      $  1.000         $ 1.0000
                                                                             --------         --------
Income from investment operations# --
 Net investment income ................................................      $ 0.0274         $ 0.0457
                                                                             --------         --------
Less distributions declared to shareholders from net investment income       $(0.0274)        $(0.0457)
                                                                             --------         --------
Net asset value -- end of period ......................................      $ 1.0000         $ 1.0000
                                                                             ========         ========
Total return@ .........................................................          5.54%+           4.66%
Ratios (to average net assets)/Supplemental data:
 Expenses## ...........................................................          0.57%+           0.57%
 Net investment income ................................................          5.48%+           4.57%
Net assets at end of period (000 Omitted) .............................      $408,485         $501,914

                                                                                          Money Market Series
                                                                        -------------------------------------------------------
                                                                                        Year Ended December 31,
                                                                        -------------------------------------------------------
                                                                             1998          1997          1996          1995
                                                                        ------------- ------------- ------------- -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ................................    $ 1.0000      $ 1.0000      $ 1.0000      $ 1.0000
                                                                           --------      --------      --------      --------
Income from investment operations# --
 Net investment income ................................................    $ 0.0494      $ 0.0495      $ 0.0483      $ 0.0520
                                                                           --------      --------      --------      --------
Less distributions declared to shareholders from net investment income     $(0.0494)     $(0.0495)     $(0.0483)     $(0.0520)
                                                                           --------      --------      --------      --------
Net asset value -- end of period ......................................    $ 1.0000      $ 1.0000      $ 1.0000      $ 1.0000
                                                                           ========      ========      ========      ========
Total return@ .........................................................        5.02%         5.06%         4.95%         5.44%
Ratios (to average net assets)/Supplemental data:
 Expenses## ...........................................................        0.56%         0.57%         0.56%         0.59%
 Net investment income ................................................        4.94%         4.94%         4.82%         5.30%
Net assets at end of period (000 Omitted) .............................    $465,545      $340,060      $409,165      $282,754

                                                                                  Strategic Income
                                                                                       Series
                                                                                  -----------------
                                                                                   Six Months Ended
                                                                                    June 30, 2000
                                                                                     (Unaudited)
                                                                                  -----------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ..........................................     $10.2537
                                                                                      --------
Income from investment operations# --
 Net investment income[sec] .....................................................     $ 0.3708
 Net realized and unrealized loss on investments and foreign currency ...........      (0.2080)
                                                                                      --------
   Total from investment operations .............................................     $ 0.1628
                                                                                      --------
Less distributions declared to shareholders --
 From net investment income .....................................................     $(0.4335)
 From net realized gain on investments and foreign currency transactions ........           --
 In excess of net realized gain on investments and foreign currency transactions            --
                                                                                      --------
   Total distributions declared to shareholders .................................     $(0.4335)
                                                                                      --------
Net asset value -- end of period ................................................     $ 9.9830
                                                                                      ========
Total return++ ..................................................................         1.65%@
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .....................................................................         1.01+
 Net investment income ..........................................................         7.36%+
Portfolio turnover ..............................................................           82%
Net assets at end of period (000 Omitted) .......................................     $ 23,568

[sec] The investment adviser voluntarily waived a portion of its fee for the Strategic Income Series for the period indicated. If the fee had been incurred by the series, the net investment income per share and the ratios would have been:

 Net investment income ..........................................................
 Ratios (to average net assets):
  Expenses## ....................................................................
  Net investment income .........................................................

                                                                                           Strategic Income Series
                                                                                  -----------------------------------------
                                                                                        Year ended          Period ended
                                                                                    December 31, 1999    December 31, 1998*
                                                                                  --------------------- -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ..........................................        $10.0439             $10.0000**
                                                                                         --------             --------
Income from investment operations# --
 Net investment income[sec] .....................................................        $ 0.6998             $ 0.4206
 Net realized and unrealized loss on investments and foreign currency ...........         (0.2490)             (0.3767)
                                                                                         --------             --------
   Total from investment operations .............................................        $ 0.4508             $ 0.0439
                                                                                         --------             --------
Less distributions declared to shareholders --
 From net investment income .....................................................        $(0.1450)            $     --
 From net realized gain on investments and foreign currency transactions ........         (0.0406)                  --
 In excess of net realized gain on investments and foreign currency transactions          (0.0554)                  --
                                                                                         --------             --------
   Total distributions declared to shareholders .................................        $(0.2410)            $     --
                                                                                         --------             --------
Net asset value -- end of period ................................................        $10.2537             $10.0439
                                                                                         ========             ========
Total return++ ..................................................................            4.61%                0.40%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .....................................................................            1.08%                1.29%+
 Net investment income ..........................................................            6.90%                6.52%+
Portfolio turnover ..............................................................             150%                 182%
Net assets at end of period (000 Omitted) .......................................        $ 19,683             $  7,780

[sec] The investment adviser voluntarily waived a portion of its fee for the Strategic Income Series for the period indicated. If the fee had been incurred by the series, the net investment income per share and the ratios would have been:

 Net investment income ..........................................................                             $ 0.4122
 Ratios (to average net assets):
  Expenses## ....................................................................                                1.42%+
  Net investment income .........................................................                                6.41%+

 +Annualized.
++Not annualized.
 *For the period from the commencement of the series' investment operations,
  May 6, 1998, through December 31, 1998.
**Net asset value on date of commencement of operations.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.
 @The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
  Inclusion of these charges would reduce the total return figures for all periods shown.


                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                         Zero Coupon Series, Portfolio
                                                                                     2000
                                                                        -------------------------------
                                                                                             Year Ended
                                                                         Six Months Ended   December 31,
                                                                           June 30, 2000   -------------
                                                                            (Unaudited)        1999
                                                                        ------------------ ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ................................     $ 8.6311         $ 8.9692
                                                                            --------         --------
Income from investment operations# --
 Net investment income[sec] ...........................................     $ 0.2615         $ 0.5475
 Net realized and unrealized gain (loss) on investments ...............      (0.0416)         (0.2904)
                                                                            --------         --------
   Total from investment operations ...................................     $ 0.2199         $ 0.2571
                                                                            --------         --------
Less distributions declared to shareholders from net investment income      $(0.6476)        $(0.5952)
                                                                            --------         --------
Net asset value -- end of period ......................................     $ 8.2034         $ 8.6311
                                                                            ========         ========
Total return++ ........................................................         2.70%++          2.87%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ...........................................................         0.53%+           0.53%
 Net investment income ................................................         6.18%+           6.28%
Portfolio turnover ....................................................           15%               0%
Net assets at end of period (000 Omitted) .............................     $  2,733        $   3,061

[sec] The investment adviser voluntarily agreed to maintain expenses of Zero Coupon Series, Portfolio
      2000 at not more than 0.50% of average daily net assets for the periods indicated. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

 Net investment income ................................................     $ 0.2466        $  0.5323
 Ratios (to average net assets):
  Expenses## ..........................................................         0.88%+           0.71%
  Net investment income ...............................................         5.83%+           6.11%

                                                                                  Zero Coupon Series, Portfolio 2000
                                                                        ------------------------------------------------------
                                                                                       Year Ended December 31,
                                                                        ------------------------------------------------------
                                                                             1998          1997         1996          1995
                                                                        ------------- ------------- ------------ -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ................................    $ 8.9096      $ 8.8822     $ 9.0619      $ 7.9573
                                                                           --------      --------     --------      --------
Income from investment operations# --
 Net investment income[sec] ...........................................    $ 0.5225      $ 0.4949     $ 0.2094      $ 0.4340
 Net realized and unrealized gain (loss) on investments ...............      0.0960        0.0896      (0.0528)       1.1038
                                                                           --------      --------     --------      --------
   Total from investment operations ...................................    $ 0.6185      $ 0.5845     $ 0.1566      $ 1.5378
                                                                           --------      --------     --------      --------
Less distributions declared to shareholders from net investment income     $(0.5589)     $(0.5571)    $(0.3363)     $(0.4332)
                                                                           --------      --------     --------      --------
Net asset value -- end of period ......................................    $ 8.9692      $ 8.9096     $ 8.8822      $ 9.0619
                                                                           ========      ========     ========      ========
Total return@ .........................................................        7.28%         6.98%        1.91%        19.88%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ...........................................................        0.53%         0.54%        0.53%         0.52%
 Net investment income ................................................        5.88%         5.71%        5.23%         5.18%
Portfolio turnover ....................................................           0%            0%           2%           27%
Net assets at end of period (000 Omitted) .............................    $  3,473      $  3,614     $  4,337      $  4,616

[sec] The investment adviser voluntarily agreed to maintain expenses of Zero Coupon Series, Portfolio 2000 at not more than
      0.50% of average daily net assets for the periods indicated. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

 Net investment income ................................................    $ 0.4879      $ 0.4728     $ 0.2045      $     --
 Ratios (to average net assets):
  Expenses## ..........................................................        0.92%         0.80%        0.62%           --
  Net investment income ...............................................        5.49%         5.38%        5.08%           --

 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.
 @The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
  Inclusion of these charges would reduce the total return figures for all periods shown.


                       See notes to financial statements.

MFS/Sun Life Series Trust
Notes to Financial Statements (Unaudited)

(1) Business and Organization

The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty-eight separate series (the series) of shares: Bond Series*, Capital Appreciation Series, Capital Opportunities Series, Emerging Growth Series, Emerging Markets Equity Series*, Equity Income Series, Global Asset Allocation Series*, Global Governments Series*, Global Growth Series, Global Total Return Series*, Government Securities Series*, High Yield Series*, International Growth Series, International Growth and Income Series*, Managed Sectors Series, Massachusetts Investors Growth Stock Series, Massachusetts Investors Trust Series, Money Market Series*, New Discovery Series, Research Series, Research Growth and Income Series, Research International Series, Strategic Growth Series, Strategic Income Series*, Technology Series, Total Return Series, Utilities Series, and Zero Coupon Series, Portfolio 2000*. The Global Asset Allocation Series, Global Governments Series, Global Growth Series, Global Total Return Series, High Yield Series, Managed Sectors Series, Strategic Income Series, and Utilities Series are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain series of the trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The trust's use of amortized cost is subject to the trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts and options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - Certain series of the trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Such series require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. Certain series of the trust, along with other affiliated entities of Massachusetts Financial Services Company
(MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - Certain series of the trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the series. The series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the series' management on the direction of interest rates.

Futures Contracts - Certain series of the trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the series is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the series each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the series. The series' investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the series' relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the series has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, the value of securities loaned and the collateral on these loans were as follows:

                                                                                                    International
                                             Emerging Markets      Global Asset      Global Total    Growth and
                                               Equity Series    Allocation Series   Return Series   Income Series
     ------------------------------------------------------------------------------------------------------------
     Value of Securities Loaned .........        $6,523,520         $6,358,872        $3,772,957     $7,416,160
     Collateralized by:
      U.S. Treasury securities ..........                --            274,402                --        217,515
      Cash ..............................        $6,588,913          6,123,075         3,891,959      7,264,731

Cash collateral listed above was invested in the following short-term obligations:

                                                       Emerging Markets Equity   Global Asset Allocation
                                                               Series                    Series
                                                      ------------------------- -------------------------
                                                                    Amortized                 Amortized
                                                                     Cost and                  Cost and
Issuer                                                   Shares       Value        Shares       Value
---------------------------------------------------------------------------------------------------------
      Navigator Securities Lending Prime Portfolio .. 6,588,913    $6,588,913   6,123,075    $6,123,075

                                                           Global Total Return    International Growth and
                                                                 Series                 Income Series
                                                        ------------------------- -------------------------
                                                                      Amortized                 Amortized
                                                                       Cost and                  Cost and
Issuer                                                     Shares       Value        Shares       Value
-----------------------------------------------------------------------------------------------------------
      Navigator Securities Lending Prime Portfolio .... 1,130,545    $1,130,545    7,264,731   $7,264,731
      Salomon Smith Barney, Inc., 7.13%, due 7/3/00 ... 2,761,414     2,761,414           --           --
                                                        ---------    ----------    ---------   ----------
      Total Amortized Cost and Value .................. 3,891,959    $3,891,959    7,264,731   $7,264,731

Forward Foreign Currency Exchange Contracts - Certain series of the trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Certain series of the trust use the effective interest method for reporting interest income on payment-in-kind
(PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the series at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Realized gain is reported net of any foreign capital gains tax in the Statements of Operations.

At December 31, 1999, the following series, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                                                 Expiration
                                              Total Carryover       2002          2003
                                             ---------------------------------------------
Bond Series ................................     $   888,249     $       --    $       --
Emerging Markets Equity Series .............       3,957,395             --            --
Global Governments Series ..................       2,327,152             --            --
Government Securities Series ...............       9,704,006      2,746,862        78,697
High Yield Series ..........................      14,645,825        701,562     2,157,902
Money Market Series ........................             671            141            --
Strategic Income Series ....................          61,969             --            --
Zero Coupon Series, Portfolio 2000 .........           4,064             --           279

                                                  2004          2005          2006          2007
                                             -------------------------------------------------------
Bond Series ................................   $       --    $       --    $       --    $  888,249
Emerging Markets Equity Series .............           --            --     3,957,395            --
Global Governments Series ..................           --            --            --     2,327,152
Government Securities Series ...............    1,721,078     2,450,444            --     2,706,925
High Yield Series ..........................           --            --     5,630,168     6,156,193
Money Market Series ........................          530            --            --            --
Strategic Income Series ....................           --            --            --        61,969
Zero Coupon Series, Portfolio 2000 .........        3,785            --            --            --

(3) Transactions with Affiliates

In Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreements also provide that certain series will be reimbursed for operating expenses and other expenses in excess of the expense limitation indicated below, calculated based on the average daily net assets of the series for the fiscal year. Management fees and expense limitations, respectively, are as follows:

                                                                             Total
                                                          Management        Expense
                                                              Fee         Limitations
      --------------------------------------------------------------------------------
      Bond Series ....................................        0.60%         N/A
      Emerging Markets Equity Series .................        1.25%         N/A
      Global Asset Allocation Series .................        0.75%*        N/A
      Global Governments Series ......................        0.75%*        1.25%
      Global Total Return Series .....................        0.75%*        N/A
      Government Securities Series ...................        0.55%         1.25%
      High Yield Series ..............................        0.75%         1.25%
      International Growth and Income Series .........       0.975%*        N/A
      Money Market Series ............................        0.50%         0.60%
      Strategic Income Series ........................        0.75%         N/A
      Zero Coupon Series, Portfolio 2000 .............        0.25%         0.50%**

 *The management fee for the Global Asset Allocation Series, Global Governments
  Series, and Global Total Return Series is 0.75% of the first $300 million of average daily net assets of each of the series and 0.675% of the average daily net assets of each series in excess of $300 million. The management fee for the International Growth and Income Series is reduced to 0.925% of the average daily net assets in excess of $500 million.
**Sun Life, not MFS, bears these expenses.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser or Sun Life Assurance Company of Canada (U.S.), all of whom receive remuneration for their services to the series from MFS or Sun Life Assurance Company of Canada. Certain officers and Trustees of the series are officers or directors of MFS or Sun Life Assurance Company of Canada.

Administrator - Each series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

  First $2 billion ................ 0.0175%
  Next $2.5 billion ............... 0.0130%
  Next $2.5 billion ............... 0.0005%
  In excess of $7 billion ......... 0.0000%

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                         Emerging     Global Asset      Global
                                                                         Markets       Allocation    Governments   Global Total
                                                        Bond Series   Equity Series      Series         Series     Return Series
--------------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities ...........................  $51,355,082    $        --    $26,879,429    $35,044,792   $26,211,190
                                                        ===========    ===========    ===========    ===========   ===========
Investments (non-U.S. government securities) .........  $35,415,139    $34,289,178    $69,889,684    $15,368,135   $22,321,463
                                                        ===========    ===========    ===========    ===========   ===========
Sales
U.S. government securities ...........................  $49,011,866    $        --    $16,250,474    $39,384,636   $20,531,243
                                                        ===========    ===========    ===========    ===========   ===========
Investments (non-U.S. government securities) .........  $32,397,081    $29,807,967    $79,276,734    $20,668,423   $28,670,371
                                                        ===========    ===========    ===========    ===========   ===========

                                                          Government
                                                          Securities      High Yield
                                                            Series          Series
--------------------------------------------------------------------------------------
Purchases
U.S. government securities ...........................  $201,139,873    $         --
                                                        ============    ============
Investments (non-U.S. government securities) .........  $         --    $100,770,724
                                                        ============    ============
Sales
U.S. government securities ...........................  $230,026,716    $         --
                                                        ============    ============
Investments (non-U.S. government securities) .........  $     96,064    $100,355,507
                                                        ============    ============

                                                        International    Strategic     Zero Coupon
                                                          Growth and       Income        Series,
                                                        Income Series      Series     Portfolio 2000
----------------------------------------------------------------------------------------------------
Purchases
U.S. government securities ...........................   $        --    $8,470,056       $397,140
                                                         ===========    ==========       ========
Investments (non-U.S. government securities) .........   $31,155,056    $9,947,173       $     --
                                                         ===========    ==========       ========
Sales
U.S. government securities ...........................   $        --    $6,786,685       $994,310
                                                         ===========    ==========       ========
Investments (non-U.S. government securities) .........   $29,516,933    $6,413,010       $     --
                                                         ===========    ==========       ========

Purchases and sales of investments for Money Market Series which consist solely of short-term obligations, amounted to $10,136,209,953 and $10,248,483,000, respectively, excluding repurchase agreements.

The cost and unrealized appreciation and depreciation in the value of the investments owned by each series, as computed on a federal income tax basis, are as follows:

                                                                       Emerging      Global Asset
                                                                       Markets        Allocation
                                                     Bond Series    Equity Series       Series
---------------------------------------------------------------------------------------------------
Aggregate cost ..................................    $59,829,276     $40,449,678     $115,162,487
                                                     ===========     ===========     ============
Gross unrealized appreciation ...................    $   317,340     $ 5,127,042     $ 14,857,836
                                                     ===========     ===========     ============
Gross unrealized depreciation ...................    $(1,541,708)    $(4,402,083)    $ (5,153,324)
                                                     ===========     ===========     ============
 Net unrealized appreciation (depreciation) .....    $(1,224,368)    $   724,959     $  9,704,512
                                                     ===========     ===========     ============

                                                       Global                          Government
                                                     Governments     Global Total      Securities
                                                       Series       Return Series        Series
----------------------------------------------------------------------------------------------------
Aggregate cost ..................................    $66,383,855     $94,257,634      $514,766,530
                                                     ===========     ===========      ============
Gross unrealized appreciation ...................    $   777,656     $14,888,125      $  2,649,506
                                                     ===========     ===========      ============
Gross unrealized depreciation ...................    $(1,481,437)    $(4,684,975)     $(14,830,391)
                                                     ===========     ===========      ============
 Net unrealized appreciation (depreciation) .....    $  (703,781)    $10,203,150      $(12,180,885)
                                                     ===========     ===========      ============

                                                                         International
                                                          High Yield       Growth and
                                                            Series       Income Series
---------------------------------------------------------------------------------------
Aggregate cost ......................................    $373,598,376     $73,686,903
                                                         ============     ===========
Gross unrealized appreciation .......................    $  7,549,898     $16,326,525
                                                         ============     ===========
Gross unrealized depreciation .......................    $(37,220,075)    $(3,671,218)
                                                         ============     ===========
 Net unrealized appreciation (depreciation) .........    $(29,670,177)    $12,655,307
                                                         ============     ===========

                                                                                        Zero Coupon
                                                           Money         Strategic        Series,
                                                       Market Series   Income Series   Portfolio 2000
-----------------------------------------------------------------------------------------------------
Aggregate cost ......................................  $406,038,290     $24,053,206      $2,524,848
                                                       ============     ===========      ==========
Gross unrealized appreciation .......................  $         --     $   218,342      $   11,674
                                                       ============     ===========      ==========
Gross unrealized depreciation .......................  $         --     $  (958,948)     $       --
                                                       ============     ===========      ==========
 Net unrealized appreciation (depreciation) .........  $         --     $  (740,606)     $   11,674
                                                       ============     ===========      ==========

(5) Shares of Beneficial Interest

The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                                                                                 Bond Series
                                                                         ----------------------------
                                                                               Six Months Ended
                                                                                June 30, 2000
                                                                                 (Unaudited)
                                                                         ----------------------------
                                                                             Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold ............................................................   1,332,155     $13,706,819
Shares issued to shareholders in reinvestment of distributions .........     240,907       2,377,758
Shares reacquired ......................................................    (829,583)     (8,597,332)
                                                                           ---------     -----------
 Net increase ..........................................................     743,479     $ 7,487,245
                                                                           =========     ===========

                                                                                 Bond Series
                                                                         ----------------------------
                                                                                  Year Ended
                                                                              December 31, 1999
                                                                         ----------------------------
                                                                             Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold ............................................................   4,076,452     $42,704,401
Shares issued to shareholders in reinvestment of distributions .........      43,529         456,184
Shares reacquired ......................................................    (917,951)     (9,574,935)
                                                                           ---------     -----------
 Net increase ..........................................................   3,202,030     $33,585,650
                                                                           =========     ===========

                                                                          Emerging Markets Equity Series
                                                                         --------------------------------
                                                                                 Six Months Ended
                                                                                  June 30, 2000
                                                                                   (Unaudited)
                                                                         --------------------------------
                                                                              Shares          Amount
---------------------------------------------------------------------------------------------------------
Shares sold ............................................................     1,592,929      $ 18,764,258
Shares issued to shareholders in reinvestment of distributions .........           481             4,883
Shares reacquired ......................................................    (1,062,262)      (12,206,669)
                                                                            ----------      ------------
 Net increase ..........................................................       531,148      $  6,562,472
                                                                            ==========      ============

                                                                          Emerging Markets Equity Series
                                                                         --------------------------------
                                                                                    Year Ended
                                                                                December 31, 1999
                                                                         --------------------------------
                                                                              Shares          Amount
---------------------------------------------------------------------------------------------------------
Shares sold ............................................................     2,571,338      $ 23,808,271
Shares issued to shareholders in reinvestment of distributions .........            --                --
Shares reacquired ......................................................    (1,517,462)      (14,067,508)
                                                                            ----------      ------------
 Net increase ..........................................................     1,053,876      $  9,740,763
                                                                            ==========      ============

                                                                         Global Asset Allocation Series
                                                                         ------------------------------
                                                                               Six Months Ended
                                                                                 June 30, 2000
                                                                                  (Unaudited)
                                                                         -----------------------------
                                                                             Shares         Amount
------------------------------------------------------------------------------------------------------
Shares sold ............................................................     395,690      $ 6,307,449
Shares issued to shareholders in reinvestment of distributions .........     434,887        6,501,564
Shares reacquired ......................................................    (577,598)      (9,182,752)
                                                                            --------      -----------
 Net increase (decrease) ...............................................     252,979      $ 3,626,261
                                                                            ========      ===========

                                                                          Global Asset Allocation Series
                                                                         --------------------------------
                                                                                    Year Ended
                                                                                December 31, 1999
                                                                         --------------------------------
                                                                              Shares          Amount
---------------------------------------------------------------------------------------------------------
Shares sold ............................................................       563,283     $  8,244,781
Shares issued to shareholders in reinvestment of distributions .........       468,438        6,590,923
Shares reacquired ......................................................    (2,072,999)     (29,938,859)
                                                                            ----------     ------------
 Net increase (decrease) ...............................................    (1,041,278)    $(15,103,155)
                                                                            ==========     ============

                                                                            Global Governments Series
                                                                         --------------------------------
                                                                                 Six Months Ended
                                                                                  June 30, 2000
                                                                                   (Unaudited)
                                                                         --------------------------------
                                                                              Shares          Amount
---------------------------------------------------------------------------------------------------------
Shares sold ............................................................       490,074     $  4,858,989
Shares issued to shareholders in reinvestment of distributions .........       291,297        2,709,337
Shares reacquired ......................................................    (1,354,038)     (13,441,471)
                                                                            ----------     ------------
 Net decrease ..........................................................      (572,667)    $ (5,873,145)
                                                                            ==========     ============

                                                                            Global Governments Series
                                                                         --------------------------------
                                                                                    Year Ended
                                                                                December 31, 1999
                                                                         --------------------------------
                                                                              Shares          Amount
---------------------------------------------------------------------------------------------------------
Shares sold ............................................................       779,078     $  8,706,210
Shares issued to shareholders in reinvestment of distributions .........       988,124       10,424,487
Shares reacquired ......................................................    (2,642,719)     (28,584,016)
                                                                            ----------     ------------
 Net decrease ..........................................................      (875,517)    $ (9,453,319)
                                                                            ==========     ============

                                                                           Global Total Return Series
                                                                         ------------------------------
                                                                                Six Months Ended
                                                                                 June 30, 2000
                                                                                  (Unaudited)
                                                                         ------------------------------
                                                                             Shares         Amount
-------------------------------------------------------------------------------------------------------
Shares sold ............................................................     290,384      $  4,657,698
Shares issued to shareholders in reinvestment of distributions .........     501,695         7,620,750
Shares reacquired ......................................................    (625,006)      (10,078,035)
                                                                            --------      ------------
 Net increase ..........................................................     167,073      $  2,200,413
                                                                            ========      ============

                                                                            Global Total Return Series
                                                                         --------------------------------
                                                                                    Year Ended
                                                                                December 31, 1999
                                                                         --------------------------------
                                                                              Shares          Amount
---------------------------------------------------------------------------------------------------------
Shares sold ............................................................     1,042,248      $ 16,414,536
Shares issued to shareholders in reinvestment of distributions .........       495,794         7,595,567
Shares reacquired ......................................................    (1,123,290)      (17,681,995)
                                                                            ----------      ------------
 Net increase ..........................................................       414,752      $  6,328,108
                                                                            ==========      ============

                                                                           Government Securities Series
                                                                         --------------------------------
                                                                                 Six Months Ended
                                                                                  June 30, 2000
                                                                                   (Unaudited)
                                                                         --------------------------------
                                                                              Shares          Amount
---------------------------------------------------------------------------------------------------------
Shares sold ............................................................     5,740,574      $ 71,128,015
Shares issued to shareholders in reinvestment of distributions .........     2,636,600        31,085,513
Shares reacquired ......................................................    (7,606,844)      (95,244,478)
                                                                            ----------      ------------
 Net increase ..........................................................       770,330      $  6,969,050
                                                                            ==========      ============

                                                                            Government Securities Series
                                                                         ----------------------------------
                                                                                     Year Ended
                                                                                 December 31, 1999
                                                                         ----------------------------------
                                                                              Shares            Amount
-----------------------------------------------------------------------------------------------------------
Shares sold ............................................................     14,835,504      $ 190,413,088
Shares issued to shareholders in reinvestment of distributions .........      1,962,264         24,646,040
Shares reacquired ......................................................    (10,015,273)      (127,622,442)
                                                                            -----------      -------------
 Net increase ..........................................................      6,782,495      $  87,436,686
                                                                            ===========      =============

                                                                                High Yield Series
                                                                         --------------------------------
                                                                                 Six Months Ended
                                                                                  June 30, 2000
                                                                                   (Unaudited)
                                                                         --------------------------------
                                                                              Shares          Amount
---------------------------------------------------------------------------------------------------------
Shares sold ............................................................     6,394,040      $ 55,797,585
Shares issued to shareholders in reinvestment of distributions .........     3,815,172        31,322,565
Shares reacquired ......................................................    (7,109,186)      (63,400,435)
                                                                            ----------      ------------
 Net increase ..........................................................     3,100,026      $ 23,719,715
                                                                            ==========      ============

                                                                                 High Yield Series
                                                                         ----------------------------------
                                                                                     Year Ended
                                                                                 December 31, 1999
                                                                         ----------------------------------
                                                                              Shares            Amount
-----------------------------------------------------------------------------------------------------------
Shares sold ............................................................     16,691,615      $ 152,336,515
Shares issued to shareholders in reinvestment of distributions .........      3,118,231         28,064,079
Shares reacquired ......................................................    (16,026,334)      (146,420,996)
                                                                            -----------      -------------
 Net increase ..........................................................      3,783,512      $  33,979,598
                                                                            ===========      =============

                                                                         International Growth and Income
                                                                                      Series
                                                                         --------------------------------
                                                                                 Six Months Ended
                                                                                  June 30, 2000
                                                                                   (Unaudited)
                                                                         --------------------------------
                                                                              Shares          Amount
---------------------------------------------------------------------------------------------------------
Shares sold ............................................................     3,136,526      $ 44,716,390
Shares issued to shareholders in reinvestment of distributions .........       635,318         8,475,144
Shares reacquired ......................................................    (3,158,774)      (45,190,988)
                                                                            ----------      ------------
 Net increase (decrease) ...............................................       613,070      $  8,000,546
                                                                            ==========      ============

                                                                          International Growth and Income
                                                                                       Series
                                                                         ---------------------------------
                                                                                    Year Ended
                                                                                 December 31, 1999
                                                                         ---------------------------------
                                                                              Shares           Amount
----------------------------------------------------------------------------------------------------------
Shares sold ............................................................     7,929,665      $ 102,719,640
Shares issued to shareholders in reinvestment of distributions .........       180,996          2,285,984
Shares reacquired ......................................................    (8,182,035)      (106,839,092)
                                                                            ----------      -------------
 Net increase (decrease) ...............................................       (71,374)     $  (1,833,468)
                                                                            ==========      =============

                                                                                 Money Market Series
                                                                         -----------------------------------
                                                                                  Six Months Ended
                                                                                    June 30, 2000
                                                                                     (Unaudited)
                                                                         -----------------------------------
                                                                               Shares            Amount
------------------------------------------------------------------------------------------------------------
Shares sold ............................................................     401,530,304     $ 401,530,304
Shares issued to shareholders in reinvestment of distributions .........      12,153,725        12,153,725
Shares reacquired ......................................................    (507,113,258)     (507,113,258)
                                                                            ------------     -------------
 Net increase (decrease) ...............................................     (93,429,229)    $ (93,429,229)
                                                                            ============     =============

                                                                                 Money Market Series
                                                                         -----------------------------------
                                                                                     Year Ended
                                                                                  December 31, 1999
                                                                         -----------------------------------
                                                                               Shares            Amount
------------------------------------------------------------------------------------------------------------
Shares sold ............................................................     768,753,754      $ 768,753,754
Shares issued to shareholders in reinvestment of distributions .........      22,202,815         22,202,815
Shares reacquired ......................................................    (754,587,270)      (754,587,270)
                                                                            ------------      -------------
 Net increase (decrease) ...............................................      36,369,299      $  36,369,299
                                                                            ============      =============

                                                                            Strategic Income Series
                                                                         -----------------------------
                                                                               Six Months Ended
                                                                                 June 30, 2000
                                                                                  (Unaudited)
                                                                         -----------------------------
                                                                             Shares         Amount
------------------------------------------------------------------------------------------------------
Shares sold ............................................................     742,249      $ 7,513,409
Shares issued to shareholders in reinvestment of distributions .........      94,139          906,553
Shares reacquired ......................................................    (395,141)      (4,033,944)
                                                                            --------      -----------
 Net increase ..........................................................     441,247      $ 4,386,018
                                                                            ========      ===========

                                                                           Strategic Income Series
                                                                         ----------------------------
                                                                                  Year Ended
                                                                              December 31, 1999
                                                                         ----------------------------
                                                                             Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold ............................................................   1,368,577     $13,823,676
Shares issued to shareholders in reinvestment of distributions .........      26,738         271,923
Shares reacquired ......................................................    (250,353)     (2,529,573)
                                                                           ---------     -----------
 Net increase ..........................................................   1,144,962     $11,566,026
                                                                           =========     ===========

                                                                                  Zero Coupon Series, Portfolio 2000
                                                                         -----------------------------------------------------
                                                                              Six Months Ended
                                                                               June 30, 2000                Year Ended
                                                                                (Unaudited)             December 31, 1999
                                                                         -------------------------- --------------------------
                                                                            Shares        Amount       Shares        Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold ............................................................      8,211     $  68,761       22,205     $ 194,375
Shares issued to shareholders in reinvestment of distributions .........     24,801       201,885       24,543       207,140
Shares reacquired ......................................................    (54,358)     (467,603)     (79,422)     (701,471)
                                                                            -------     ---------      -------     ---------
 Net decrease ..........................................................    (21,346)    $(196,957)     (32,674)    $(299,956)
                                                                            =======     =========      =======     =========

(6) Line of Credit

The trust and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each series for the six months ended June 30, 2000, was as follows:

                                                           Commitment Fee
-------------------------------------------------------------------------
      Bond Series .....................................        $  192
      Emerging Markets Equity Series ..................           124
      Global Asset Allocation Series ..................           367
      Global Governments Series .......................           172
      Global Total Return Series ......................           312
      Government Securities Series ....................         1,614
      High Yield Series ...............................         1,304
      International Growth and Income Series ..........           287
      Money Market Series .............................         1,246
      Strategic Income Series .........................            66
      Zero Coupon Series, Portfolio 2000 ..............             9

The trust had no significant borrowings during the period.

(7) Financial Instruments

Certain series of the trust trade financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions -- Global Asset Allocation Series

                                                              Number of
                                                              Contracts       Premiums
----------------------------------------------------------------------------------------
      Outstanding, beginning of period ...................          4       $  225,163
      Options written ....................................         18        1,328,680
      Options terminated in closing transactions .........         (7)        (851,378)
      Options exercised ..................................         (3)        (215,717)
      Options expired ....................................         (4)         (83,115)
                                                                   --       ----------
      Outstanding, end of period .........................          8       $  403,633
                                                                   ==       ==========

At June 30, 2000, the series had sufficient cash and/or securities at least equal to the value of the written options.

Written Option Transactions -- Global Governments Series

                                                              Number of
                                                              Contracts       Premiums
----------------------------------------------------------------------------------------
      Outstanding, beginning of period ...................          5        $ 338,517
      Options written ....................................         12          738,007
      Options terminated in closing transactions .........         (7)        (784,674)
      Options exercised ..................................         (2)         (72,495)
      Options expired ....................................         (4)         (44,527)
                                                                   --        ---------
      Outstanding, end of period .........................          4        $ 174,828
                                                                   ==        =========

At June 30, 2000, the series had sufficient cash and/or securities at least equal to the value of the written options.

Written Option Transactions -- Global Total Return Series

                                                              Number of
                                                              Contracts      Premiums
---------------------------------------------------------------------------------------
      Outstanding, beginning of period ...................          1         $ 30,494
      Options written ....................................          2           30,396
      Options terminated in closing transactions .........         (2)         (47,889)
                                                                   --         --------
      Outstanding, end of period .........................          1         $ 13,001
                                                                   ==         ========

At June 30, 2000, the series had sufficient cash and/or securities at least equal to the value of the written options.

Written Option Transactions -- Strategic Income Series

                                                              Number of
                                                              Contracts       Premiums
----------------------------------------------------------------------------------------
      Outstanding, beginning of period ...................          4        $  28,454
      Options written ....................................         18          217,559
      Options terminated in closing transactions .........         (7)        (136,445)
      Options exercised ..................................         (3)         (28,583)
      Options expired ....................................         (4)         (13,941)
                                                                   --        ---------
      Outstanding, end of period .........................          8        $  67,044
                                                                   ==        =========

At June 30, 2000, the series had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

Series                            Transaction      Settlement Date
-------------------------------------------------------------------------
Global Asset Allocation Series    Sales                    09/13/00   AUD
                                                           06/05/01   BRL
                                                           09/13/00   DKK
                                                           09/13/00   EUR
                                                           09/13/00   GRD
                                                07/24/00 - 09/13/00   JPY
                                                           07/31/00   MXN
                                                           09/13/00   SEK
                                                           10/05/00   VEB
                                  Purchases                06/05/01   BRL
                                                           09/13/00   JPY
                                                           09/13/00   NZD
                                                           10/05/00   VEB

                                                                                     Net Unrealized
                                    Contracts to                        Contracts     Appreciation
Series                            Deliver/Receive   In Exchange For     at Value     (Depreciation)
---------------------------------------------------------------------------------------------------
Global Asset Allocation Series           854,567      $   505,792     $   511,436      $  (5,644)
                                       7,648,223        3,876,939       3,921,316        (44,377)
                                         547,438           70,212          70,259            (47)
                                       5,086,763        4,875,205       4,876,482         (1,277)
                                     311,056,291          880,307         879,906            401
                                     295,011,306        2,829,920       2,800,071         29,849
                                      12,298,800        1,233,540       1,239,331         (5,791)
                                      22,628,827        2,618,320       2,580,634         37,686
                                   2,677,779,212        3,681,640       3,820,179       (138,539)
                                                      -----------     -----------      ---------
                                                      $20,571,875     $20,699,614      $(127,739)
                                                      ===========     ===========      =========
                                       7,648,223      $ 3,807,928     $ 3,921,316      $ 113,388
                                     210,830,422        2,029,724       2,012,939        (16,785)
                                         154,968           72,840          72,637           (203)
                                   2,677,779,212        3,762,247       3,820,179         57,932
                                                      -----------     -----------      ---------
                                                      $ 9,672,739     $ 9,827,071      $ 154,332
                                                      ===========     ===========      =========

At June 30, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $4,215 with Merrill Lynch and a net payable of $53,477 with First Boston and $51,931 with Deutsche Bank.

At June 30, 2000, the series had sufficient cash and/or securities to cover any commitments under these contracts.

Series                       Transaction   Settlement Date
---------------------------------------------------------------
Global Governments Series    Sales              06/05/01    BRL
                                                09/13/00    CAD
                                                09/13/00    DKK
                                                09/13/00    EUR
                                                09/13/00    GRD
                                                07/24/00    JPY
                                                09/13/00    SEK
                                                10/05/00    VEB
                             Purchases          09/13/00    AUD
                                                06/05/01    BRL
                                                09/13/00    EUR
                                                09/13/00    JPY
                                                09/13/00    NZD
                                                10/05/00    VEB

                                                                               Net Unrealized
                               Contracts to                       Contracts     Appreciation
Series                       Deliver/Receive   In Exchange For     at Value    (Depreciation)
---------------------------------------------------------------------------------------------
Global Governments Series         2,581,411      $ 1,308,535     $ 1,323,513      $(14,978)
                                  1,934,984        1,309,190       1,310,141          (951)
                                 12,622,319        1,618,869       1,619,955        (1,086)
                                    114,055          107,311         109,340        (2,029)
                                423,775,395        1,204,729       1,198,762         5,967
                                102,066,149          982,161         965,845        16,316
                                    833,878           96,486          95,097         1,389
                              1,416,264,465        1,947,201       2,020,474       (73,273)
                                                 -----------     -----------      --------
                                                 $ 8,574,482     $ 8,643,127      $(68,645)
                                                 ===========     ===========      ========
                                  1,338,648      $   792,306     $   801,146      $  8,840
                                  2,581,411        1,285,243       1,323,513        38,270
                                  8,276,310        7,940,821       7,934,175        (6,646)
                                133,094,671        1,288,341       1,270,744       (17,597)
                                     49,890           23,450          23,385           (65)
                              1,416,264,465        1,989,834       2,020,474        30,640
                                                 -----------     -----------      --------
                                                 $13,319,995     $13,373,437      $ 53,442
                                                 ===========     ===========      ========

At June 30, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $1,921 with Merrill Lynch and a net payable of $6,627 with Deutsche Bank.

At June 30, 2000, the series had sufficient cash and/or securities to cover any commitments under these contracts.

Series                        Transaction   Settlement Date
----------------------------------------------------------------
Global Total Return Series    Sales              09/13/00    AUD
                                                 09/13/00    CAD
                                                 09/13/00    DKK
                                                 09/13/00    EUR
                                                 09/13/00    GRD
                                                 09/13/00    NZD
                                                 09/13/00    SEK
                              Purchases          09/13/00    EUR

                                                                                 Net Unrealized
                                Contracts to                      Contracts at    Appreciation
Series                        Deliver/Receive   In Exchange For       Value      (Depreciation)
-----------------------------------------------------------------------------------------------
Global Total Return Series          346,685        $  205,193      $  208,064       $ (2,871)
                                  1,229,388           831,791         832,842         (1,051)
                                 12,898,187         1,654,250       1,651,691          2,559
                                  2,255,759         2,161,942       2,157,219          4,723
                                375,306,757         1,066,940       1,059,694          7,246
                                    303,317           142,570         141,653            917
                                  5,561,252           643,477         635,670          7,807
                                                   ----------      ----------       --------
                                                   $6,706,163      $6,686,833       $ 19,330
                                                   ==========      ==========       ========
                                  1,105,179        $1,066,939      $1,056,900       $(10,039)
                                                   ==========      ==========       ========

At June 30, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $2,159 with Deutsche Bank and a net payable of $8,161 with Merrill Lynch.

At June 30, 2000, the series had sufficient cash and/or securities to cover any commitments under these contracts.

                                                                                                              Net Unrealized
                                                             Contracts to                      Contracts at    Appreciation
Series               Transaction   Settlement Date         Deliver/Receive   In Exchange For       Value      (Depreciation)
----------------------------------------------------------------------------------------------------------------------------
High Yield Series    Sales           09/13/00       EUR     1,600,368           $1,533,808      $1,534,210       $(402)
                                                                                ==========      ==========       =====

At June 30, 2000, the series had sufficient cash and/or securities to cover any commitments under these contracts.

Series                     Transaction      Settlement Date
------------------------------------------------------------------
Strategic Income Series    Sales                    09/13/00   AUD
                                                    06/05/01   BRL
                                                    09/13/00   GRD
                                         07/24/00 - 09/13/00   JPY
                                                    07/31/00   MXN
                                                    10/05/00   VEB
                           Purchases                06/05/01   BRL
                                         07/03/00 - 09/13/00   EUR
                                                    09/13/00   JPY
                                                    09/13/00   NZD
                                                    09/13/00   SEK
                                                    10/05/00   VEB

                                                                              Net Unrealized
                             Contracts to                      Contracts at    Appreciation
Series                     Deliver/Receive   In Exchange For       Value      (Depreciation)
--------------------------------------------------------------------------------------------
Strategic Income Series          426,572        $  252,475      $  255,292       $ (2,817)
                               1,433,150           726,474         734,790         (8,316)
                             266,992,265           755,603         755,259            344
                              53,404,140           512,287         506,877          5,410
                               1,554,339           155,294         156,628         (1,334)
                             444,125,974           610,622         633,600        (22,978)
                                                ----------      ----------       --------
                                                $3,012,755      $3,042,446       $(29,691)
                                                ==========      ==========       ========
                               1,433,150        $  713,543      $  734,790       $ 21,247
                               2,053,033         1,964,451       1,967,408          2,957
                              63,383,803           611,492         605,167         (6,325)
                                  32,292            15,178          15,136            (42)
                                  10,896             1,261           1,243            (18)
                             444,125,974           623,992         633,600          9,608
                                                ----------      ----------       --------
                                                $3,929,917      $3,957,344       $ 27,427
                                                ==========      ==========       ========

At June 30, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $4,086 with Merrill Lynch and a net payable of $11,520 with Deutsche Bank and $7,931 with First Boston.

At June 30, 2000, the series had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts -- Global Asset Allocation Series

                                                                                      Unrealized
                                                                                     Appreciation
Description                               Expiration     Contracts     Position     (Depreciation)
--------------------------------------------------------------------------------------------------
Nikkei 225                               09/07/00           120       Long            $ 190,563
DAX Index                                09/15/00             5       Short              51,972
FTSE 100                                 09/15/00            90       Short             260,716
CAC 40 Index                             09/15/00            13       Short               6,734
Japanese Government Bonds                09/20/00             5       Long               24,668
S & P 500 Barra Value Index Futures.     09/14/00            41       Long             (364,186)
S & P 500 Barra Growth Index Futures     09/14/00            29       Short            (267,745)
                                                                                      ---------
                                                                                      $ (97,278)
                                                                                      =========

At June 30, 2000, the series had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities

Each series of the trust may invest not more than a certain amount of its net assets in securities which are subject to legal or contractual restrictions on resale. Such restrictions range between 0% and 15% of the series' net assets.

At June 30, 2000, the High Yield Series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.3% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

Series                 Description
----------------------------------------------------------------------------
High Yield Series     Airplane Pass-Through Trust, 10.875s, 2019
                      Atlantic Gulf Communities Corp.
                      Merrill Lynch Mortgage Investors, Inc., 8.434s, 2022

                       Date of     Principal/Share
Series               Acquisition       Amount           Cost         Value
------------------------------------------------------------------------------
High Yield Series   03/13/96           691,390      $  691,390    $  561,678
                    09/25/95                30              --             2
                    06/22/97           500,000         346,563       477,656
                                                    ----------    ----------
                                                    $1,037,953    $1,039,336
                                                    ==========    ==========

(9) Significant Events

Zero Coupon Series, Portfolio 2000 will liquidate its assets on November 15,
2000.




                 ----------------------------------------------


  This MFS [RegTM]/Sun Life Series Trust Semiannual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

MFS[RegTM]/Sun Life Series Trust
500 Boylston Street, Boston, MA 02116-3741

Trustees

Samuel Adams, Trustee
Counsel, Kirkpatrick & Lockhart LLP,
Boston, Massachusetts

David D. Horn, Trustee
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
New Vineyard, Maine

Garth Marston, Trustee Emeritus
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts

Derwyn F. Phillips,+ Trustee
Former Vice Chairman, The Gillette Company,
Marblehead, Massachusetts

William R. Gutow,+ Trustee
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment Management Company,
Dallas, Texas

J. Kermit Birchfield,+ Trustee
Consultant; Chairman, Display Technology, Inc.;
Managing Director, Century Partners, Inc.,
Gloucester, Massachusetts

Officers

C. James Prieur,# President

Stephen E. Cavan,* Secretary and Clerk

James R. Bordewick, Jr.,* Assistant Secretary

James O. Yost,* Treasurer

Mark E. Bradley,* Assistant Treasurer

Ellen Moynihan,* Assistant Treasurer

Investment Adviser

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Custodian and Dividend Disbursing Agent

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Portfolio Managers*
Jean O. Alessandro
David A. Antonelli
John W. Ballen
Stephen C. Bryant
David M. Calabro
Mitchell D. Dynan
Joseph C. Flaherty, Jr.
Geoffrey L. Kurinsky
John D. Laupheimer, Jr.
David R. Mannheim
Paul M. McMahon
Steven E. Nothern
Lisa B. Nurme
Stephen Pesek
Bernard A. Scozzafava
David Sette-Ducati
Maura A. Shaughnessy
Toni Y. Shimura
Frederick J. Simmons
Brian E. Stack

+Independent Trustee
#Sun Life Assurance Company of Canada
*MFS Investment Management[RegTM]




                                                              SUN-3A 8/00 280.6M